   As filed with the Securities and Exchange Commission on September 1, 2000
                                                  Registration Nos. 33-27491
                                                                    811-5782
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                        Pre-Effective Amendment No. __                   [_]


                         Post-Effective Amendment No. 27                 [X]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                               Amendment No. 28                          [X]
                       (Check appropriate box or boxes)
                             ____________________

                            M.S.D. & T. Funds, Inc.
              (Exact Name of Registrant as Specified in Charter)

                               Two Hopkins Plaza
                           Baltimore, Maryland 21201
                   (Address of Principal Executive Offices)

                        Registrant's Telephone Number:
                                1-800-551-2145

                         W. Bruce McConnel, III, Esq.
                          Drinker Biddle & Reath LLP
                               One Logan Square
                           18/th/ and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[_]  on (date) pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Title of Securities Being Registered:  Shares of Common Stock

M.S.D.&T. Funds, Inc.
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Prospectus

Growth & Income Fund
Equity Income Fund
Equity Growth Fund
International Equity Fund
Diversified Real Estate Fund

SEPTEMBER 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   1
  Introduction.............................................................   1
  Growth & Income Fund.....................................................   2
  Equity Income Fund.......................................................   4
  Equity Growth Fund.......................................................   7
  International Equity Fund................................................   9
  Diversified Real Estate Fund.............................................  11
  Fees and Expenses........................................................  13
  Additional Information about Risk........................................  14

INVESTING IN THE FUNDS.....................................................  14
  Getting Your Investment Started..........................................  14
  How To Buy Fund Shares...................................................  14
  How To Sell Fund Shares..................................................  17
  Other Purchase and Redemption Information................................  19

SHAREHOLDER SERVICES.......................................................  20
  Retirement Plans.........................................................  20
  Exchange Privilege.......................................................  20
  Automatic Investment Plan................................................  20
  Systematic Withdrawals...................................................  21
  Directed Reinvestments...................................................  21

DIVIDENDS AND DISTRIBUTIONS................................................  21

TAX INFORMATION............................................................  22

MANAGEMENT OF THE COMPANY..................................................  24
  Investment Adviser.......................................................  24
  Sub-Adviser..............................................................  24

FINANCIAL HIGHLIGHTS.......................................................  25

RISK/RETURN SUMMARY

Introduction
This Prospectus describes the M.S.D.&T. Equity Funds (the "Funds"), five investment portfolios offered by M.S.D.&T. Funds, Inc. (the "Company"). On the following pages, you will find important information about each Fund, including:

 . The Fund's investment objective and the principal investment strategies used by the Fund's investment adviser in trying to achieve that objective;

 . The principal risks associated with an investment in the Fund;

 . The Fund's past performance measured on both a year-by-year and long-term basis; and

 . The fees and expenses you will pay as an investor in the Fund.

The M.S.D.&T. Equity Funds may be appropriate for investors seeking growth of their investment over time and who are willing to accept the risks associated with stock markets. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk. The Funds may not be appropriate for investors who are investing for short-term goals or are mainly seeking current income.

Before investing in a Fund, you should carefully consider:

 . Your investment goals;

 . Your investment time horizon; and

 . Your tolerance for risk.

The Investment Adviser
Mercantile-Safe Deposit & Trust Company ("Mercantile" or the "Adviser") is the investment adviser for each Fund. Mercantile, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company. As of June 30, 2000, Mercantile had approximately $15 billion in assets under management, of which approximately $1 billion represented the assets of an institutional real estate pension fund.

An investment in the Funds is not a deposit of Mercantile-Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the Funds.

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Value stocks are those that appear to be underpriced based on valuation measures, such as lower price to earnings and price to book value ratios.
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Portfolio Manager

Manind V. Govil, CFA, Vice President, with the guidance of Brian B. Topping, serves as the primary portfolio manager of the Fund. Mr. Govil has managed institutional portfolios at Mercantile since 1994. Mr. Topping, a former Vice Chairman of Mercantile, has managed institutional portfolios at Mercantile since 1976 and has participated in the management of the Fund since 1995. Mr. Govil has assisted in the management of the fund since 1994 and has been the primary portfolio manager of the Fund since April, 1996. They are assisted by a team of Mercantile equity investment professionals. See "Management of the Company" below for information on the members of the team.
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Growth & Income Fund

Investment Objective
The Fund's investment objective is to seek long-term capital appreciation, with income as a secondary objective.

Principal Investment Strategies
The Fund follows both a value- and growth-oriented investment strategy. It invests primarily in common stocks of companies the Adviser believes possess above average growth prospects at attractive relative valuations. In evaluating an investment, the Adviser focuses on companies which appear to be financially strong with leadership positions in their industries. These companies will generally have what the Adviser believes to be a superior track record of growth in sales, earnings and dividends.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through American Depository Receipts, European Depository Receipts and Global Depository Receipts. There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more nationally recognized statistical rating organizations (each a "Rating Agency") are limited to 10% of the Fund's total assets.

The Fund follows a disciplined buy/sell process. The Adviser may perform quantitative analysis of financial statements, industry and economic trends. This is complemented by qualitative analysis such as understanding a company's products and management, judging growth prospects and assessing risks. Finally, an appropriate valuation level is emphasized. The Fund will likely sell an investment which has become relatively overvalued in relation to other issues or when the underlying fundamentals deteriorate and analysis indicates no improvement in the visible future, as determined by the Adviser.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the value stocks it typically holds may not perform as well as other types of stocks, such as growth stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible

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Best quarter:
22.18% for the quarter ended December 31, 1998

Worst quarter:
(9.81)% for the quarter ended September 30, 1998
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The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.
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securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign government regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund/1/. The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the Fund's average annual total returns for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                          Calendar Year Total Returns


                             1992               8.14%
                             1993              10.33%
                             1994               2.41%
                             1995              24.14%
                             1996              20.09%
                             1997              34.15%
                             1998              26.20%
                             1999              16.12%

    Year-to-date total return for the six months ended June 30, 2000: 5.47%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                 1 Year  5 Years Since Inception*
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Growth & Income Fund............................ 16.12%   23.99%      17.10%
S&P 500 Index................................... 21.05%   28.56%      19.73%
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*February 28, 1991 for the Fund and the S&P 500 Index.
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/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

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Current income includes both dividends from stocks and interest income from fixed income securities less Fund expenses.
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Equity Income Fund

Investment Objective
The Fund's investment objective is to seek current income and long-term capital appreciation consistent with reasonable risk.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks that the Adviser believes are likely to produce higher than average dividend yields and which appear to represent good relative values with the potential to appreciate in price. In evaluating whether or not to purchase a particular stock, the Adviser may consider that stock's price to earnings ratio, price to sales ratio, price to cash flow ratio, price to book value ratio, historic earnings trend and dividend growth rate.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through American Depository Receipts, European Depository Receipts and Global Depository Receipts. There is no minimum credit rating requirement with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund will likely sell a portfolio security when it has met established price targets or has become relatively overvalued compared to other issues, as determined by the Adviser. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

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Portfolio Manager

George S. Michaels, CFA, Senior Vice President, is the primary manager for the Fund. Mr. Michaels has managed institutional equity portfolios at Mercantile for 20 years and prior to that served as an equity research analyst. He is assisted by a team of Mercantile equity investment professionals. Mr. Michaels and the team have managed the portfolio since March, 2000. See "Management of the Company" below for information on the members of the team.
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Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure requirements; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

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Best quarter:
11.21% for the quarter ended June 30, 1999

Worst quarter:
(7.90)% for the quarter ended September 30, 1999
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The Russell 1000 Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization, with lower price-to-book ratios and lower forecasted growth values.
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Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund during the last calendar year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.


                                    [GRAPH]

                          Calendar Year Total Return

                             1999               3.75%

  Year-to-date total return for the six months ended June 30, 2000: (10.00)%



     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                            1
                                                          Year  Since Inception*
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Equity Income Fund....................................... 3.75%      6.93%
Russell 1000 Value Index................................. 7.35%      9.40%
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*March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000 Value
Index.


--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

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Growth stocks offer strong revenue and earnings potential and accompanying capital growth, with less dividend income than value stocks.
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Portfolio Manager

Christopher G. Frink, CFA, Vice President, is the primary manager for the Fund. Mr. Frink has managed institutional equity and balanced portfolios at
Mercantile since 1997. From 1995 to 1997, Mr. Frink was completing his Masters of Business Administration. Prior to that, Mr. Frink was a portfolio manager at Oxford Capital Management. Mr. Frink has nine years of investment experience.
He is assisted by a team of Mercantile equity investment professionals, Mr. Frink served as co-manager of the Fund from September, 1999 until March, 2000. Mr. Frink and the team have managed the Fund since March, 2000. See "Management of the Company" below for information on members of the team.
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Equity Growth Fund

Investment Objective
The Fund's investment objective is to seek long-term capital appreciation.

The Fund's investment objective can be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests primarily in common stocks which the Adviser believes to represent good growth potential and seem likely to appreciate in price. In selecting securities for the Fund, the Adviser evaluates a company's earnings history and the risk and volatility of the company's business. The Adviser also evaluates other factors, such as technological advances, good product development and strong management, which support future growth.

Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in growth-oriented equity securities, including common stock, preferred stock and securities convertible into common stock. These securities will generally be publicly-traded common stocks of U.S. companies. However, the Fund may also invest up to 25% of its total assets in equity and debt securities of foreign issuers, either directly or through American Depository Receipts, European Depository Receipts and Global Depository Receipts. There is no minimum credit rating with respect to the Fund's investments in convertible securities. However, the Fund's investments in convertible securities rated at the time of purchase in the fourth highest category or lower by one or more Rating Agencies are limited to 10% of the Fund's total assets.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. The Fund will also sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the growth stocks which it typically holds may not perform as well as other types of stocks, such as value stocks, even in times of rising markets.

Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible

--------------------------------------------------------------------------------

Best quarter:
24.83% for the quarter ended December 31, 1999

Worst quarter:
(8.63)% for the quarter ended September 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
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securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund during the last calendar year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.


                                    [GRAPH]

                          Calendar Year Total Return

                            1999                25.94%

    Year-to-date total return for the six months ended June 30, 2000: 0.93%

     Average Annual Total Returns (for the periods ended December 31, 1999)


                                                        1 Year  Since Inception*
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Equity Growth Fund..................................... 25.94%       25.50%
Russell 1000 Growth Index.............................. 33.16%       32.09%
--------------------------------------------------------------------------------

*March 1, 1998 for the Fund; February 28, 1998 for the Russell 1000 Growth
Index.
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/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

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Sub-Adviser/Portfolio Manager
Mercantile has appointed BlackRock International, Ltd. ("BlackRock" or the "Sub-Adviser") as sub-adviser to assist in the day to day management of the Fund. The organizational arrangements of BlackRock's international equity team require that all investment decisions with respect to the Fund be made by the BlackRock International Equity Investment Group.
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International Equity Fund

Investment Objective
The Fund's investment objective is to seek long-term growth of capital and income consistent with reasonable risk. Current income from dividends, interest and other sources is a secondary consideration for the Fund.

Principal Investment Strategies
The Fund invests primarily in foreign common stocks, warrants and rights. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in the equity securities of issuers in at least three different foreign countries. There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. However, under normal market and economic conditions, no more than 25% of the Fund's net assets will be invested in the securities of issuers located in countries with emerging economies or securities markets.

In determining how much to invest in each country and region, the Sub-Adviser looks at factors such as prospects for economic growth, expected inflation levels, government policies and the range of investment opportunities available. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets. Decisions as to particular investments are made by the Sub-Adviser under the supervision of the Adviser.

The Fund will sell a security if, as a result of changes in the economy of a particular country or region, the Sub-Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the company that issued the security.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Investing in securities of foreign issuers may be riskier than investing in securities of U.S. issuers due to factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about the issuers of securities; and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

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Best quarter:
24.25% for the quarter ended December 31, 1999

Worst quarter:
(15.44)% for the quarter ended September 30, 1998
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The Morgan Stanley Capital International ("MSCI") All Country World ex-US Index is an unmanaged index of foreign securities that reflects a strategic emerging market allocation.
--------------------------------------------------------------------------------

There are no limitations on the amount of the Fund's assets which may be invested in securities of issuers in any one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the Fund's average annual total returns for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.


                                    [GRAPH]

                          Calendar Year Total Returns

                             1994               4.66%
                             1995               7.97%
                             1996              10.19%
                             1997               4.08%
                             1998              11.98%
                             1999              38.00%

   Year-to-date total return for the six months ended June 30, 2000: (6.22)%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                1 Year  5 Years Since Inception*
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International Equity Fund...................... 38.00%   13.86%      13.45%
MSCI All Country World ex-US Index............. 31.79%   12.10%      12.08%
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*July 2, 1993 for the Fund; June 30, 1993 for the MSCI All Country World ex-US Index.

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/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

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REITs pool investors' funds for investment primarily in real estate or related loans. REITs are usually classified as either equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real estate and derive most of their income from rental and lease payments, although they can also realize capital gains by selling real estate that has appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive most of their income from interest payments on the loans. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
-------------------------------------------------------------------------------

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Portfolio Manager
The Fund is co-managed by Robert M. Law and David E. Ferguson, CFA. Mr. Law has overseen the Institutional Real Estate Department since joining Mercantile in 1994 and is Chairman of the Trust Real Estate Committee. Mr. Law has
managed the fund since it commenced operations in 1997. Mr. Ferguson, Vice President, is responsible for equity security selection, with 17 years of investment experience, and has assisted in managing the Fund since June, 1998. Before joining Mercantile in 1998, Mr. Ferguson was Director of Financial Analysis for USF&G Realty Advisors. Mr. Ferguson has been co-manager of the Fund since September, 1999.
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Diversified Real Estate Fund

Investment Objective
The Fund's investment objective is to seek current income and capital growth.

Principal Investment Strategies
The Fund invests in the equity securities, primarily common stock, of companies principally engaged in the real estate business. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in such securities.

It is expected that the Fund will invest a majority of its assets in shares of real estate investment trusts ("REITs") during normal market and economic conditions. The Fund expects that a substantial portion of its investments in REITs will be in equity and hybrid REITs.

In selecting portfolio securities for the Fund, the Adviser focuses on total return, emphasizing those companies that offer both strong earnings growth and an above-average dividend yield. The Fund's holdings are diversified across several geographic regions and types of real estate.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security or when the Adviser determines that the security is overvalued.

Principal Risks of Investing in the Fund
The value of common stocks and other equity securities may decline in response to changes in the U.S. or foreign markets. Such declines may take place over short or extended periods of time. Equity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The value of your investment in the Fund will fluctuate with the value of the securities the Fund holds. In addition, the Fund is subject to the additional risk that the securities it holds may not perform as well as other securities, even in times of rising markets.

Although the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These risks include declines in the value of real estate, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, changes in neighborhood values, and changes in interest rates. These risks may be more significant to the extent the Fund emphasizes investments in a particular geographic region.

REITs are also subject to the risks associated with direct ownership of real estate. Generally, an increase in interest rates will decrease the value of high yielding securities and increase the cost of obtaining financing, which could decrease the value of a REIT's investments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while

--------------------------------------------------------------------------------

Best quarter:
13.04% for the quarter ended June 30, 1999

Worst quarter:
(9.32)% for the quarter ended September 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Wilshire Real Estate Securities Index is an unmanaged index generally representative of the U.S. REIT market.
--------------------------------------------------------------------------------
mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified and are subject to heavy cash flow dependency and defaults of borrowers. In addition, because
REITs pay dividends to their shareholders based upon available funds from operations, it is quite common for a portion of these dividends to be designated as a return of capital. Since the Fund includes dividends from REITs in its distributions to shareholders, a portion of the Fund's dividends may also be designated as a return of capital. In addition, like mutual funds, REITs pay fees and expenses.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they further the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.


                                    [GRAPH]

                          Calendar Year Total Return

                            1998               (13.57)%
                            1999                 1.44%

    Year-to-date total return for the six months ended June 30, 2000:12.89%


     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                       1 Year   Since Inception*
--------------------------------------------------------------------------------
Diversified Real Estate Fund..........................  1.44%        (2.07)%
Wilshire Real Estate Securities Index................. (3.18)%       (5.57)%
--------------------------------------------------------------------------------

*August 1, 1997 for the Fund; July 31, 1997 for the Wilshire Real Estate Index.

--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

Fees and Expenses
The following table shows the fees and expenses you may pay when you buy and hold shares of the Funds.

                              Growth & Equity Equity               Diversified
                               Income  Income Growth International Real Estate
                                Fund    Fund   Fund   Equity Fund     Fund
                              -------- ------ ------ ------------- -----------
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund
  assets)
Management Fees/1........./..   0.60%   0.60%  0.60%     0.80%        0.80%
Distribution (12b-1) Fees....   None    None   None      None         None
Other Expenses/1........../..   0.20%   0.20%  0.25%     0.32%        0.54%
                                ----    ----   ----      ----         ----
Total Annual Fund Operating
 Expenses/1.............../..   0.80%   0.80%  0.85%     1.12%        1.34%

Example
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Growth & Income Fund............................  $ 82   $255    $444    $  990
Equity Income Fund..............................  $ 82   $255    $444    $  990
Equity Growth Fund..............................  $ 87   $271    $471    $1,049
International Equity Fund.......................  $114   $356    $617    $1,363
Diversified Real Estate Fund....................  $136   $425    $734    $1,613

--------
/1/ Management Fees, Other Expenses (except for the Growth & Income and Equity Income Funds) and Total Fund Operating Expenses for the Funds for the current fiscal year are expected to be less than the amounts shown above because the Funds' Adviser and administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Funds at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Funds, after taking these fee waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Funds' Adviser and administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                              Growth & Equity Equity               Diversified
                               Income  Income Growth International Real Estate
                                Fund    Fund   Fund   Equity Fund     Fund
                              -------- ------ ------ ------------- -----------
Management Fees..............   0.49%   0.49%  0.49%     0.73%        0.66%
Distribution (12b-1) Fees....   None    None   None      None         None
Other Expenses...............   0.21%   0.21%  0.21%     0.27%        0.34%
                                ----    ----   ----      ----         ----
Total Annual Fund Operating
 Expenses....................   0.70%   0.70%  0.70%     1.00%        1.00%

Additional Information about Risk
The principal risks of investing in each of the Funds have been described above. The following supplements that discussion.

Temporary Defensive Positions
Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. With respect to the Growth & Income, Equity Income and Equity Growth Funds, these investments may include high quality short-term money market instruments and high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies and instrumentalities. With respect to the International Equity Fund, these investments may include cash (which will not earn any income) and short-term money market instruments. With respect to the Diversified Real Estate Fund, these investments may include money market instruments, high quality corporate debt securities and debt securities issued by the U.S. Government, its agencies or instrumentalities without regard to whether the issuer is principally engaged in the real estate business. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

Other Types of Investments
This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

INVESTING IN THE FUNDS

Getting Your Investment Started
Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company.

Customers of Mercantile-Safe Deposit & Trust Company and its affiliated and correspondent banks (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Fund Shares
 . Minimum Investments. The Company generally requires a minimum initial investment of $25,000 ($2,000 for IRA accounts), which may be allocated among one or more of the Company's investment portfolios, including the

 Funds. The minimum initial investment in a particular Fund is $500 and the minimum for subsequent investments is $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

 . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

            To Open an Account     To Add to an Account
            ------------------     --------------------

By Mail     . Complete a New       . Make your check
              Account                payable to M.S.D.
              Application and        & T. Funds, Inc.
              mail it along with     and mail it to the
              a check payable to     address on the
              M.S.D. & T. Funds,     left.
              Inc. to:


                                   . Please indicate
             M.S.D. & T. Funds,      the particular
             Inc. P.O. Box           Fund in which you
             182028 Columbus, OH     are investing.
             43218-2028

                                   . Please include
                                     your account
                                     number on your
                                     check.

             To obtain a New
             Account
             Application, call
             1-800-551-2145

--------------------------------------------------------------------------------
By Wire     . Before wiring        . Instruct your bank
              funds, please call     to wire Federal
              1-800-551-2145 for     funds to:
              complete wiring        Huntington Bank,
              instructions.          Columbus, OH
                                     43219, Bank
                                     Routing
                                     #044000024, M.S.D.
                                     & T. Concentration
                                     A/C #01899622436.

            . Promptly complete
              a New Account
              Application and
              forward it to:


             M.S.D. & T. Funds,     Be sure to include
             Inc. P.O. Box          your name and your
             182028 Columbus, OH    Fund account
             43218-2028             number.

                                   . The wire should
                                     indicate that you
                                     are making a
                                     subsequent
                                     purchase as
                                     opposed to opening
                                     a new account.

 Consult your bank for information on remitting funds by wire and associated bank charges.

 You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account.

 Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

 . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value. A Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

The assets of the Funds are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

Net asset value is computed as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) each weekday, with the exception of those holidays on which the Exchange, the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable) or the Funds' Adviser, transfer agent or custodian is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Shares of the Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Funds' transfer agent. Purchase orders will be accepted by the Funds' transfer agent only on a day on which the shares of a Fund are priced (referred to as a "Business Day").

If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Funds' transfer agent on a timely basis. If the Funds' transfer agent receives your purchase order from a Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted. Payment for orders which are not received or accepted will be returned after prompt inquiry.

If you purchase shares of a Fund directly through the Company and if your purchase order, in proper form (including all necessary documentation and signature guarantees, where required) and accompanied by payment, is received by the Funds' transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Funds' transfer agent receives your purchase order in proper form with the required payment.

On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

How To Sell Fund Shares
You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may only redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you can redeem shares using any of the methods described below.

                                        To Redeem Shares
                                        ----------------

By Mail           .  Send a written request to M.S.D. & T. Funds, Inc., P.O.
                     Box 182028, Columbus, Ohio 43218-2028.

                  .  Your written request must
                    --be signed by each account holder;
                    --state the number or dollar amount of shares to be
                     redeemed and identify the specific Fund;
                    --include your account number.
                  .  Signature guarantees are required
                    --for all redemption requests over $100,000;
                    --for any redemption request where the proceeds are to be
                     sent to someone other than the shareholder of record or to an address other than the address of record.

--------------------------------------------------------------------------------
By Wire           .  Call 1-800-551-2145. You will need to provide the account
(available only      name, account number, name of Fund and amount of
if you checked       redemption ($1,000 minimum per transaction).
the appropriate
box on the New
Account
Application)

                  . If you have already opened your account and would like to add the wire redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

                  . To change bank instructions, send a written request to the above address. The request must be signed (and signatures guaranteed) by each account owner.

--------------------------------------------------------------------------------

By Telephone      . Call 1-800-551-2145. You will need to provide the account
(automatic         name, account number, name of Fund and amount of
unless you         redemption.
checked the
appropriate box
on the New
Account
Application)

                  . If you have already opened your account and would like to add the telephone redemption feature, send a written request to: M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

                    Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

 .  Explanation of Redemption Price. Redemption orders received in proper form
   (including all necessary documentation and signature guarantees, where required) by the Funds' transfer agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

Redemption proceeds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Funds' transfer agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it also has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. When you sell these portfolios securities, you'll pay brokerage charges.

Banks are responsible for transmitting their customers' redemption orders to the Funds' transfer agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

Other Purchase and Redemption Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

If you purchased shares by wire, you must file a New Account Application with the Funds' transfer agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by Securities and Exchange Commission ("SEC") rules (for examples for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

If you attempt to sell shares you recently purchased with a personal check, the Company may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing shares with a certified check or via electronic transfer to avoid delays.

Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES
The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

Retirement Plans
Shares of each Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

Exchange Privilege
Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mailing your request to M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028, or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

Automatic Investment Plan
One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

Systematic Withdrawals
The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the fifteenth day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. If the fifteenth day of the month is not a Business Day, then the withdrawal will be made on the preceding Business Day. To elect this option, or for more information, please call 1-800-551-2145.

Directed Reinvestments
Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS
Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.

Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

                             Distribution Schedule

--------------------------------------------------------------------------------

    Fund                  Dividends                     Capital Gains
    ----                  ---------                     -------------
Growth &
 Income        Declared and paid monthly       Declared and paid semi-annually
Equity Income  Declared and paid monthly       Declared and paid semi-annually
Equity Growth  Declared and paid semi-annually Declared and paid semi-annually
International
 Equity        Declared and paid semi-annually Declared and paid semi-annually
Diversified
 Real Estate   Declared and paid quarterly     Declared and paid semi-annually

TAX INFORMATION
Federal taxes. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. (However, if a Fund's distributions exceed its net income and gain--as may be the case for the Diversified Real Estate Fund because REIT distributions often include a non-taxable return of capital--that excess will generally result in a non-taxable return of capital to you.)

You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares).

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

It is expected that the International Equity Fund and, to some extent, the Growth & Income, Equity Income and Equity Growth Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. However, the Funds other than the International Equity Fund will not be able to make such an election.

REITs often do not provide complete tax information to the Diversified Real Estate Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

State and local taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

Miscellaneous. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign estates or trusts, or foreign corporations or partnerships may be subject to different U.S. federal income tax consequences. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MANAGEMENT OF THE COMPANY

Investment Adviser
Mercantile, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund in accordance with its investment objective and policies. This includes selecting portfolio investments and placing purchase and sale orders for each Fund.

In exchange for these services, Mercantile is entitled to investment advisory fees from the Funds that are calculated daily and paid monthly. For the fiscal year ended May 31, 2000, the Funds paid Mercantile advisory fees as follows:

                                                        Investment Advisory Fees
                         Fund                             as a % of net assets
                         ----                           ------------------------
Growth & Income Fund...................................          0.501%
Equity Income Fund.....................................          0.496%
Equity Growth Fund.....................................          0.475%
International Equity Fund..............................          0.729%
Diversified Real Estate Fund...........................          0.474%

Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864.


The portfolio managers of the Growth & Income, Equity Income and Equity Growth Funds are assisted by the following Mercantile Equity investment professionals:

Growth & Income Fund

Helen M. Callahan, CFA, Vice President, who has managed institutional portfolios at Mercantile for 20 years; Christopher G. Frink, CFA, Vice President, who has nine years of investment experience and has managed institutional portfolios at Mercantile since 1997; Kevin Laake, Investment Officer, who joined Mercantile after graduating from college and has one year of experience; George S. Michaels, CFA, Senior Vice President, who has managed institutional equity portfolios at Mercantile for 20 years; and Charles G. Rishell, CFA, Vice President, who has managed institutional equity portfolios at Mercantile for 27 years.

Equity Income Fund

Helen M. Callahan, CFA, Vice President, who has managed institutional equity portfolios at Mercantile for 20 years; Christopher G. Frink, CFA, Vice President, who has nine years of investment experience and has managed institutional equity portfolios at Mercantile since 1997; Manind V. Govil, CFA, Vice President, who has seven years experience managing institutional portfolios at Mercantile; Kevin Laake, Investment Officer, who joined Mercantile after graduating from college and has one year of experience; and Charles G. Rishell, CFA, Vice President, who has managed institutional equity portfolios at Mercantile for 27 years.

Equity Growth Fund

Helen M. Callahan, CFA, Vice President, who has managed institutional portfolios at Mercantile for 20 years; Manind V. Govil, CFA, Vice President, who has seven years of experience managing institutional portfolios at Mercantile; Kevin Laake, Investment Officer, who joined Mercantile after graduating from college and has one year of experience; George S. Michaels, CFA, Senior Vice President, who has managed institutional equity portfolios at Mercantile for 20 years; and Charles G. Rishell, CFA, Vice President, who has managed institutional equity portfolios at Mercantile for 27 years.

Sub-Adviser
BlackRock serves as sub-adviser to the International Equity Fund and is responsible for the management of the Fund's assets. BlackRock manages the investment portfolio of the International Equity Fund in accordance with the investment requirements and policies established by Mercantile. BlackRock receives a quarterly fee from Mercantile based on the Fund's average daily net assets.

BlackRock is located at 7 Castle Street, Edinburgh, EH2-3AH, Scotland. BlackRock is an indirect subsidiary of The PNC Financial Group, Inc., which holds a 70% equity interest in BlackRock, Inc., the parent company of BlackRock, with the remaining 30% equity interest held by senior BlackRock professionals and the public. BlackRock had approximately $7 billion in international equity assets under management at June 30, 2000, and together with its other asset management affiliates had assets under management of approximately $177 billion at June 30, 2000. BlackRock (or its predecessor) has served as sub-adviser to the International Equity Fund since 1996.

FINANCIAL HIGHLIGHTS
The financial highlights tables shown below are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period since a particular Fund began operations). Certain information reflects the financial performance for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference into the SAI. The Annual Report to Shareholders and SAI are available free of charge upon request.

GROWTH & INCOME FUND
Financial Highlights for a share of the Growth & Income Fund outstanding throughout each of the periods indicated:

                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $  24.43  $  21.37  $  18.25  $  14.58  $  13.42
                               --------  --------  --------  --------  --------
Income From Investment
 Operations:
 Net Investment Income.......      0.13      0.18      0.20      0.23      0.33
 Net Realized and Unrealized
  Gain (Loss) on
  Investments................      2.75      3.62      5.01      4.19      1.89
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................      2.88      3.80      5.21      4.42      2.22
                               --------  --------  --------  --------  --------
Less Distributions to
 Shareholders from:
 Net Investment Income.......     (0.16)    (0.14)    (0.23)    (0.25)    (0.35)
 Net Capital Gains...........     (1.65)    (0.60)    (1.86)    (0.50)    (0.71)
                               --------  --------  --------  --------  --------
 Total Distributions.........     (1.81)    (0.74)    (2.09)    (0.75)    (1.06)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  25.50  $  24.43  $  21.37  $  18.25  $  14.58
                               ========  ========  ========  ========  ========
Total Return.................     12.11%    18.20%    29.40%    31.26%    17.24%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)......................  $484,438  $427,038  $373,864  $142,452  $107,233
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver........      0.70%     0.70%     0.71%     0.73%     0.73%
 Before Expense Waiver.......      0.80%     0.81%     0.88%     0.89%     0.89%
 Ratio of Net Investment
  Income to Average Net
  Assets.....................      0.53%     0.80%     0.99%     1.52%     2.38%
Portfolio turnover rate......     28.46%    26.48%    24.09%    27.10%    45.15%

EQUITY INCOME FUND
Financial Highlights for a share of the Equity Income Fund outstanding throughout each of the periods indicated:

                                                Year       Year    3/1/98/1/
                                               Ended      Ended       to
                                              5/31/00    5/31/99    5/31/98
                                              --------   --------  ---------
Net Asset Value, Beginning of Period........  $  10.25   $  10.21  $  10.00
                                              --------   --------  --------
Income From Investment Operations:
 Net Investment Income......................      0.18       0.17      0.04
 Net Realized and Unrealized Gain (Loss) on
  Investments...............................     (1.22)      1.23      0.19
                                              --------   --------  --------
 Total From Investment Operations...........     (1.04)      1.40      0.23
                                              --------   --------  --------
Less Distributions to Shareholders from:
 Net Investment Income......................     (0.19)     (0.17)    (0.02)
 Net Capital Gains..........................     (1.95)     (1.19)      --
                                              --------   --------  --------
 Total Distributions........................     (2.14)     (1.36)    (0.02)
                                              --------   --------  --------
Net Asset Value, End of Period..............  $   7.07   $  10.25  $  10.21
                                              ========   ========  ========
Total Return................................    (10.98)%    15.30%     2.28%
Ratios/Supplemental Data
 Net Assets, End of Period (000)............  $194,948   $314,306  $319,971
 Ratio of Expenses to Average Net Assets
 After Expense Waiver.......................      0.70%      0.70%     0.70%/2/
 Before Expense Waiver......................      0.80%      0.82%     0.93%/2/
 Ratio of Net Investment Income to Average
  Net Assets................................      2.09%      1.77%     1.45%/2/
Portfolio turnover rate.....................     58.67%     24.47%     2.00%

--------
/1/ Commencement of operations.
/2/ Annualized.

EQUITY GROWTH FUND
Financial Highlights for a share of the Equity Growth Fund outstanding throughout each of the periods indicated:

                                                   Year     Year    3/1/98/1/
                                                   Ended    Ended      to
                                                  5/31/00  5/31/99   5/31/98
                                                  -------  -------  ---------
Net Asset Value, Beginning of Period............  $ 11.48  $ 10.28   $ 10.00
                                                  -------  -------   -------
Income From Investment Operations:
 Net Investment Income..........................     0.04     0.04      0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................     2.01     2.23      0.27
                                                  -------  -------   -------
 Total From Investment Operations...............     2.05     2.27      0.29
                                                  -------  -------   -------
Less Distributions to Shareholders from:
 Net Investment Income..........................    (0.04)   (0.05)    (0.01)
 Net Capital Gains..............................    (0.82)   (1.02)      --
                                                  -------  -------   -------
 Total Distributions............................    (0.86)   (1.07)    (0.01)
                                                  -------  -------   -------
Net Asset Value, End of Period..................  $ 12.67  $ 11.48   $ 10.28
                                                  =======  =======   =======
Total Return....................................    17.94%   23.13%     2.89%
Ratios/Supplemental Data
 Net Assets, End of Period (000)................  $76,637  $47,521   $34,876
 Ratio of Expenses to Average Net Assets
 After Expense Waiver...........................     0.70%    0.70%     0.70%/2/
 Before Expense Waiver..........................     0.85%    0.91%     1.02%/2/
 Ratio of Net Investment Income to Average Net
  Assets........................................     0.31%    0.38%     0.68%/2/
Portfolio turnover rate.........................    13.66%   62.49%     7.99%

--------
/1/ Commencement of operations.
/2/ Annualized.

INTERNATIONAL EQUITY FUND
Financial Highlights for a share of the International Equity Fund outstanding throughout each of the periods indicated:

                                     Year     Year     Year     Year     Year
                                    Ended     Ended    Ended    Ended    Ended
                                   5/31/00   5/31/99  5/31/98  5/31/97  5/31/96
                                   --------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $  13.35  $ 13.90  $ 13.18  $ 12.47  $ 11.60
                                   --------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income...........      0.07     0.11     0.12     0.31     0.09
 Net Realized and Unrealized Gain
  (Loss) on Investments and
  Foreign Currency...............      2.89    (0.27)    1.42     0.88     1.51
                                   --------  -------  -------  -------  -------
 Total From Investment
  Operations.....................      2.96    (0.16)    1.54     1.19     1.60
                                   --------  -------  -------  -------  -------
Less Distributions to
 Shareholders from:
 Net Investment Income...........     (0.07)   (0.08)   (0.15)   (0.24)   (0.07)
 Net Capital Gains...............     (1.34)   (0.31)   (0.67)   (0.24)   (0.66)
                                   --------  -------  -------  -------  -------
 Total Distributions.............     (1.41)   (0.39)   (0.82)   (0.48)   (0.73)
                                   --------  -------  -------  -------  -------
Net Asset Value, End of Period...  $  14.90  $ 13.35  $ 13.90  $ 13.18  $ 12.47
                                   ========  =======  =======  =======  =======
Total Return.....................     21.73%  (1.02)%   12.77%    9.81%   14.27%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)..........................  $118,382  $81,301  $85,402  $83,313  $75,676
 Ratio of Expenses to Average Net
  Assets
 After Expense Waivers...........      1.00%    1.00%    1.03%    1.05%    1.05%
 Before Expense Waiver...........      1.12%    1.14%    1.14%    1.16%    1.17%
 Ratio of Net Investments Income
  to Average Net Assets..........      0.50%    0.82%    0.92%    0.97%    0.78%
Portfolio turnover rate..........    155.72%   67.33%   55.55%   74.15%   53.58%

DIVERSIFIED REAL ESTATE FUND
Financial Highlights for a share of the Diversified Real Estate Fund outstanding throughout each of the periods indicated:

                                                   Year     Year     8/1/97/1/
                                                   Ended    Ended       to
                                                  5/31/00  5/31/99    5/31/98
                                                  -------  -------   ---------
Net Asset Value, Beginning of Period............  $  9.37  $10.13     $10.00
                                                  -------  ------     ------
Income From Investment Operations:
 Net Investment Income..........................     0.50    0.53       0.35
 Net Realized and Unrealized Gain (Loss) on
  Investments...................................    (0.39)  (0.76)      0.09
                                                  -------  ------     ------
 Total From Investment Operations...............     0.11   (0.23)      0.44
                                                  -------  ------     ------
Less Distributions to Shareholders from:
 Net Investment Income..........................    (0.42)  (0.52)     (0.28)
 Return of Capital..............................    (0.07)  (0.01)     (0.03)
 Net Capital Gains..............................      --      --         --
                                                  -------  ------     ------
 Total Distributions............................    (0.49)  (0.53)     (0.31)
                                                  -------  ------     ------
Net Asset Value, End of Period..................  $  8.99  $ 9.37     $10.13
                                                  =======  ======     ======
Total Return....................................     1.59%  (1.80)%     4.31%
Ratios/Supplemental Data
 Net Assets, End of Period (000)................  $12,419  $7,829     $6,677
 Ratio of Expenses to Average Net Assets
 After Expense Waiver...........................     1.00%   1.00%      1.00%/2/
 Before Expense Waiver..........................     1.34%   1.47%      2.25%/2/
 Ratio of Net Investment Income to Average Net
  Assets........................................     5.62%   6.03%      4.17%/2/
Portfolio turnover rate.........................    10.36%  14.35%      0.84%

--------
/1/ Commencement of operations.
/2/ Annualized.

Service Providers
Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:
Mercantile-Safe Deposit & Trust Company
Baltimore, Maryland

Sub-Adviser to the International Equity Fund:
BlackRock International, Ltd.
Edinburgh, Scotland

Custodian for each Fund except the International Equity Fund:
The Fifth Third Bank
Cincinnati, Ohio

Custodian for the International Equity Fund:
State Street Bank and Trust Company
North Quincy, Massachusetts

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services Limited Partnership
Columbus, Ohio

For More Information
You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports
The Company's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-800-551-2145 or writing to:

M.S.D.&T. Funds, Inc.
Mutual Fund Administration
Two Hopkins Plaza
Baltimore, Maryland 21201

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund's documents by visiting the SEC's Public Reference Room in Washington, DC. You may also obtain copies of the Fund's documents after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's website at http://www.sec.gov.

The Company's Investment Company Act File No. is 811-5782.

M.S.D.&T. Funds, Inc.
 ................................................................................

Prospectus

Prime Money Market Fund
Government Money Market Fund
Limited Maturity Bond Fund
Total Return Bond Fund

September 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   1
  Introduction.............................................................   1
  Prime Money Market Fund..................................................   2
  Government Money Market Fund.............................................   4
  Limited Maturity Bond Fund...............................................   6
  Total Return Bond Fund...................................................   9
  Fees and Expenses........................................................  12
  Additional Information about Risk........................................  13
INVESTING IN THE FUNDS.....................................................  13
  Getting Your Investment Started..........................................  13
  How To Buy Fund Shares...................................................  13
  How To Sell Fund Shares..................................................  17
  Other Purchase and Redemption Information................................  18
SHAREHOLDER SERVICES.......................................................  20
  Retirement Plans.........................................................  20
  Exchange Privilege.......................................................  20
  Automatic Investment Plan................................................  20
  Systematic Withdrawals...................................................  21
  Directed Reinvestments...................................................  21
DIVIDENDS AND DISTRIBUTIONS................................................  21
TAX INFORMATION............................................................  22
MANAGEMENT OF THE COMPANY..................................................  23
  Investment Adviser.......................................................  23
FINANCIAL HIGHLIGHTS.......................................................  24

RISK/RETURN SUMMARY

Introduction
This Prospectus describes the M.S.D.&T. Taxable Fixed Income Funds (the "Funds"), four investment portfolios offered by M.S.D.&T. Funds, Inc. (the "Company"). On the following pages, you will find important information about each Fund, including:

 . The Fund's investment objective and the principal investment strategies used by the Fund's investment adviser in trying to achieve that objective;

 . The principal risks associated with an investment in the Fund;

 . The Fund's past performance measured on both a year-by-year and long-term basis; and

 . The fees and expenses you will pay as an investor in the Fund.

The Prime Money Market Fund may be appropriate for investors who want a flexible and convenient way to manage cash while earning money market returns. The Government Money Market Fund may be appropriate for investors who want to earn money market returns with the extra margin of safety associated with U.S. Government obligations. The Limited Maturity Bond and Total Return Bond Funds may be appropriate for investors who seek current income from their investments greater than that normally available from a money market fund and can accept fluctuations in price and yield. The Limited Maturity Bond and Total Return Bond Funds may not be appropriate for investors who are investing for long-term capital appreciation.

Before investing in a Fund, you should carefully consider:

 . Your investment goals;

 . Your investment time horizon; and

 . Your tolerance for risk.

The Investment Adviser
Mercantile-Safe Deposit & Trust Company ("Mercantile" or the "Adviser") is the investment adviser for each Fund. Mercantile, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company. As of June 30, 2000, Mercantile had approximately $15 billion in assets under management.

An investment in the Funds is not a deposit of Mercantile-Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Prime Money Market and Government Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. You could also lose money by investing in the other Taxable Fixed Income Funds.

-------------------------------------------------------------------------------
Repurchase agreements are transactions in which a Fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the Fund on a certain date and at a certain price (which typically includes a profit for the Fund).
-------------------------------------------------------------------------------

Prime Money Market Fund

Investment Objective
The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of high quality money market instruments.


Principal Investment Strategies
The Fund invests substantially all of its assets in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit and bankers' acceptances. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

Because the Fund is a "money market fund," securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund will only buy a security if it has the highest rating (or one of the two highest ratings if the security is a corporate bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or only one such rating if only one organization has rated the instrument. If the security is not rated, the Adviser must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Adviser must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

------------------

Best quarter:
1.40% for the quarter ended December 31, 1990

Worst quarter:
0.69% for the quarter ended June 30, 1993
------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows the Fund's average annual total returns for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

                          Calendar Year Total Returns
                                    [GRAPH]
                              1990           8.09%
                              1991           5.83%
                              1992           3.45%
                              1993           2.83%
                              1994           3.96%
                              1995           5.71%
                              1996           5.11%
                              1997           5.26%
                              1998           5.24%
                              1999           4.89%
                         Year-to-date total return for
                   the six months ended June 30, 2000: 2.86%

       Average Annual Total Returns (for periods ended December 31, 1999)

                                        1 Year 5 Years 10 Years Since Inception*
--------------------------------------------------------------------------------
Prime Money Market Fund................  4.89%  5.24%    5.03%        5.18%
--------------------------------------------------------------------------------

*July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145.



--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.
--------------------------------------------------------------------------------

Government Money Market Fund

Investment Objective
The Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal by investing in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Principal Investment Strategies
The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.

Because the Fund is a "money market fund," the securities purchased by it must meet strict requirements as to investment quality, maturity and diversification. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a security for the Fund, the Adviser must determine that the security carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in short-term interest rates.

Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

------------------

Best quarter:
1.99% for the quarter ended June 30, 1990

Worst quarter:
0.68% for the quarter ended June 30, 1993
------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows the Fund's average annual total returns for one year, five years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

                          Calendar Year Total Returns
                                    [GRAPH]
                              1990           7.95%
                              1991           5.78%
                              1992           3.42%
                              1993           2.80%
                              1994           3.92%
                              1995           5.63%
                              1996           5.09%
                              1997           5.19%
                              1998           5.16%
                              1999           4.83%
                     Year-to-date total return for the six
                       months ended June 30, 2000: 2.81%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                        1 Year 5 Years 10 Years Since Inception*
--------------------------------------------------------------------------------
Government Money Market Fund...........  4.83%  5.18%    4.97%        5.12%
--------------------------------------------------------------------------------

*July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145.



--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
Mortgage-backed securities are certificates representing ownership interests in a pool of mortgage loans, and include those issued by the Government National Mortgage Association ("Ginnie Maes"), the Federal National Mortgage Association ("Fannie Maes") and the Federal Home Loan Mortgage Corporation ("Freddie
Macs").
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

Limited Maturity Bond Fund

Investment Objective
The Fund's investment objective is to seek as high a level of current income as is consistent with protection of capital.

Principal Investment Strategies
The Fund invests substantially all of its assets (at least 65% of total assets under normal market and economic conditions) in a broad range of debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund will invest only in investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends, including anticipated changes in interest rates. The Adviser also considers a number of other factors, including credit quality, the price of a security relative to that of other securities in its sector, current yield, maturity, yield to maturity, liquidity and the overall quality of the investment. The Adviser expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of two to five years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

--------------------------------------------------------------------------------
Portfolio Manager
Mark G. McGlone, Senior Vice President, is the primary portfolio manager for the Fund. Mr. McGlone has managed institutional fixed income portfolios at Mercantile for 19 years. He is assisted by the team of John C. Busse,
Investment Officer, who joined Mercantile in 1999 and has two years of investment experience; Mr. Kevin J. Dachille, Senior Vice President, who has 22 years of investment management experience at Mercantile; and Mira Park, Investment Officer, who joined Mercantile after graduating from college and has one year of experience. Mr. McGlone has managed the Fund since 1992.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

Best quarter: 4.52% for the quarter ended June 30, 1995

Worst quarter: (1.53)% for the quarter ended March 31, 1994
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Lehman Brothers Mutual Fund Short 1-5 Year Government/Corporate Bond Index is an unmanaged index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.
--------------------------------------------------------------------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund.1 The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the Fund's average annual total returns for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                          Calendar Year Total Returns
                                    [GRAPH]
                              1992           6.06%
                              1993           6.33%
                              1994          (1.26%)
                              1995          14.41%
                              1996           3.10%
                              1997           7.15%
                              1998           7.11%
                              1999           1.93%
                     Year-to-date total return for the six
                       months ended June 30, 2000: 3.03%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                               1 Year 5 Years Since Inception*
------------------------------------------------------------------------------
Limited Maturity Bond Fund....................  1.93%  6.65%        6.05%
Lehman Brothers Mutual Fund Short 1-5 Year
 Government/Corporate Bond Index..............  2.10%  6.85%        6.59%
------------------------------------------------------------------------------

*March 14, 1991 for the Fund; February 28, 1991 for the Lehman Brothers Mutual Fund Short 1-5 Year Government/Corporate Bond Index.


--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
Total return consists of net income (interest and/or dividend income from portfolio securities, less expenses of the Fund) and capital gains and losses, both realized and unrealized, from portfolio securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt securities in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.
--------------------------------------------------------------------------------

Total Return Bond Fund

Investment Objective
The investment objective of the Total Return Bond Fund is to seek as high a level of current income as is consistent with relative protection of capital. Subject to this objective, the Adviser considers the total rate of return on portfolio securities in managing the Fund.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund invests substantially all of its assets (at least 65% of its total assets under normal market and economic conditions) in a broad range of debt obligations, including corporate obligations, U.S. Government obligations and mortgage-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. Mortgage-backed securities may include Ginnie Maes, Fannie Maes and Freddie Macs. The Fund may also invest in asset-backed securities and in repurchase agreements backed by U.S. Government obligations. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may invest up to 25% of its total assets in the debt obligations of foreign corporations and governments.

The Fund will generally only purchase investment grade debt obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or will be unrated securities determined by the Adviser to be of comparable quality. When deemed appropriate by the Adviser, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities, also known as "junk bonds."

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends, including anticipated changes in interest rates. The Adviser also evaluates the effect of a particular security on the total rate of return of all of the securities in the Fund's portfolio.

The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Adviser expects that under normal market conditions the Fund will have an average weighted maturity of between 4 and 15 years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

--------------------------------------------------------------------------------
Portfolio Manager
Kevin J. Dachille, Senior Vice President, is the primary portfolio manager for the Fund. Mr. Dachille has managed institutional fixed income portfolios at Mercantile for 22 years. He is assisted by the team of John C. Busse,
Investment Officer, who joined Mercantile in 1999 and has two years of investment experience; Mark G. McGlone, Senior Vice President, who has 19 years of fixed income management experience at Mercantile; and Mira Park, Investment Officer, who joined Mercantile after graduating from college and has one year of experience. Mr. Dachille has managed the Fund since it began operations in 1998.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment, and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher rated securities. Generally, non-investment grade securities, i.e. junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for such securities, which could make it harder to sell them at an acceptable price.

Foreign investments may be riskier than U.S. investments because of factors such as less stringent foreign securities regulations; less stringent accounting and disclosure standards; changes in currency exchange rates; incomplete financial information about issuers of securities; and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

The Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------

Best quarter: 0.82% for the quarter ended September 30, 1999

Worst quarter: (0.24)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, its Mortgage-Backed Securities Index and its Asset-Backed Securities Index.
--------------------------------------------------------------------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund for the last calendar year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                          Calendar Year Total Returns
                                    [GRAPH]
                              1999           (0.12%)
                     Year-to-date total return for the six
                       months ended June 30, 2000: 4.03%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                        1 Year  Since Inception*
--------------------------------------------------------------------------------
Total Return Bond Fund................................. (0.12)%       3.62%
Lehman Aggregate Bond Index............................ (0.83)%       3.48%
--------------------------------------------------------------------------------

*March 1, 1998 for the Fund; February 28, 1998 for the Lehman Aggregate Bond Index.


--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

Fees and Expenses
The following table shows the fees and expenses you may pay when you buy and hold shares of the Funds.

                                             Prime  Government Limited  Total
                                             Money    Money    Maturity Return
                                             Market   Market     Bond    Bond
                                              Fund     Fund      Fund    Fund
                                             ------ ---------- -------- ------
Annual Fund Operating Expenses:
 (expenses that are deducted from Fund
 assets)
Management Fees/1/ .........................  0.25%    0.25%     0.35%   0.35%
Distribution (12b-1) Fees...................  None     None      None    None
Other Expenses/1/ ..........................  0.19%    0.19%     0.22%   0.24%
                                              ----     ----      ----    ----
Total Annual Fund Operating Expenses/1/ ....  0.44%    0.44%     0.57%   0.59%

Example
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Prime Money Market Fund.........................  $45    $141    $246     $555
Government Money Market Fund....................  $45    $141    $246     $555
Limited Maturity Bond Fund......................  $58    $183    $318     $714
Total Return Bond Fund..........................  $60    $189    $329     $738

--------
/1/ Management Fees, Other Expenses and Total Fund Operating Expenses for the Funds for the current fiscal year are expected to be less than the amounts shown above because the Funds' Adviser and administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Funds at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Funds, after taking these waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Funds' Adviser and administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                            Prime   Government Limited  Total
                                            Money     Money    Maturity Return
                                            Market    Market     Bond    Bond
                                             Fund      Fund      Fund    Fund
                                            ------  ---------- -------- ------
Management Fees............................ 0.230%    0.220%    0.250%  0.220%
Distribution (12b-1) Fees..................  None      None      None    None
Other Expenses............................. 0.145%    0.155%    0.200%  0.230%
                                            -----     -----     -----   -----
Total Annual Fund Operating Expenses....... 0.375%    0.375%    0.450%  0.450%

Additional Information about Risk
The principal risks of investing in each of the Funds have been described above. The following supplements that discussion.

Temporary Defensive Positions
Each Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable conditions. These investments may include cash (which will not earn any income). In addition, the Limited Maturity Bond and Total Return Bond Funds may temporarily hold high quality short-term money market instruments. This strategy could prevent a Fund from achieving its investment objective.

Other Types of Investments
This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may, from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

INVESTING IN THE FUNDS

Getting Your Investment Started
Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company.

Customers of Mercantile-Safe Deposit & Trust Company and its affiliated and correspondent banks (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Fund Shares
 . Minimum Investments. The Company generally requires a minimum initial investment of $25,000 ($2,000 for IRA accounts), which may be allocated among one or more of the Company's investment portfolios, including the Funds. The minimum initial investment in a particular Fund is $500 and the minimum for subsequent investments is $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

 . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

            To Open an Account     To Add to an Account
            ------------------     --------------------

By Mail     .  Complete a New      .  Make your check
               Account                payable to M.S.D.
               Application and        & T. Funds, Inc.
               mail it along          and mail it to
               with a check           the address on
               payable to M.S.D.      the left.
               & T. Funds, Inc.
               to:

                                   .  Please indicate
                                      the particular
                                      Fund in which you
                                      are investing.

             M.S.D. & T. Funds,
             Inc. P.O. Box
             182028 Columbus,
             Ohio 43218-2028

                                   .  Please include
                                      your account
                                      number on your
                                      check.

             To obtain a New
             Account
             Application, call
             1-800-551-2145

--------------------------------------------------------------------------------
By Wire     .  Before wiring       .  Instruct your
               funds, please          bank to wire
               call                   Federal funds to:
               1-800-551-2145         Huntington Bank,
               for complete           Columbus, OH
               wiring                 43219, Bank
               instructions.          Routing
                                      #044000024,
                                      M.S.D. & T.
                                      Concentration A/C
                                      # 01899622436.

            .  Promptly complete
               a New Account
               Application and
               forward it to:


                                   .  Be sure to
             M.S.D. & T. Funds,       include your name
             Inc. P.O. Box            and your Fund
             182028 Columbus,         account number.
             Ohio 43218-2028

                                   .  The wire should
                                      indicate that you
                                      are making a
                                      subsequent
                                      purchase as
                                      opposed to
                                      opening a new
                                      account.

  Consult your bank for information on remitting funds by wire and associated bank charges.

  You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account. Please refer to the section below entitled "Shareholder Services" for more information.
--------------------------------------------------------------------------------

 . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value. A Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

The assets of the Money Market Fund and Government Money Market Fund (the "Money Market Funds") are valued at amortized cost, which generally approximates market value. Although each Money Market Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Limited Maturity Bond Fund and Total Return Bond Fund (the "Bond Funds") are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Bond Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

Net asset value is computed (i) with respect to each Money Market Fund, at 11:00 a.m. Eastern Time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday and (ii) with respect to each Bond Fund, as of the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) each weekday, in each case with the exception of those holidays on which the Exchange, the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable) or the Funds' Adviser, transfer agent or custodian is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Purchase orders will be accepted by the Funds' transfer agent only on a day on which shares of a Fund are priced (referred to as a "Business Day"). If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Funds' transfer agent on a timely basis.

If your purchase order for shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day before 11:00 a.m. Eastern Time, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of a Money Market Fund is received by the Funds' transfer agent on a Business Day after 11:00 a.m. Eastern Time but before the close of regular trading hours on the Exchange that day, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of a Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Funds' transfer agent. Payments for orders which are not received or accepted will be returned after prompt inquiry.

Shares of the Bond Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Funds' transfer agent. If you purchase shares of a Bond Fund through a Bank and the Funds' transfer agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted. Payments for orders which are not received or accepted will be returned after prompt inquiry.

If you purchase shares of a Bond Fund directly through the Company and if your purchase order, in proper form (including all necessary documentation and signature guarantees, where required) and accompanied by payment, is received by the Funds' transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Funds' transfer agent receives your purchase order in proper form with the required payment.

On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

How To Sell Fund Shares
You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may only redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you can redeem shares using any of the methods described below.

                                        To Redeem Shares
                                        ----------------

By Mail           .  Send a written request to M.S.D. & T. Funds, Inc., P.O.
                     Box 182028, Columbus, Ohio 43218-2028.

                  .  Your written request must
                    --be signed by each account holder;
                    --state the number or dollar amount of shares to be
                     redeemed and identify the specific Fund;
                    --include your account number.

                  .  Signature guarantees are required
                    --for all redemption requests over $100,000;
                    --for any redemption request where the proceeds are to be
                     sent to someone other than the shareholder of record or to an address other than the address of record.

--------------------------------------------------------------------------------
By Wire           .  Call 1-800-551-2145. You will need to provide the account
(available only      name, account number, name of Fund and amount of
if you checked       redemption ($1,000 minimum per transaction).
the appropriate
box on the New    .  If you have already opened your account and would like to
Account              add the wire redemption feature, send a written request
Application)         to: M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus,
                     Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

                  . To change bank instructions, send a written request to the above address. The request must be signed (and signatures guaranteed) by each account owner.

--------------------------------------------------------------------------------

By Telephone      .  Call 1-800-551-2145. You will need to provide the account
(automatic           name, account number, name of Fund and amount of
unless you           redemption.
checked the
appropriate box   .  If you have already opened your account and would like to
on the New           add the telephone redemption feature, send a written
Account              request to: M.S.D. & T. Funds, Inc., P.O. Box 182028,
Application)         Columbus, Ohio 43218-2028. The request must be signed
                     (and signatures guaranteed) by each account owner.

                    Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

 .  Explanation of Redemption Price. Redemption orders received in proper form
   (including all necessary documentation and signature guarantees, where required) by the Funds' transfer agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

Payment for redemption orders with respect to a Money Market Fund which are received by the Funds' transfer agent before 11:00 a.m. Eastern Time normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to a Money Market Fund which are received between 11:00 a.m. and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day. Payment for redemption orders with respect to a Bond Fund generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, in each case the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Funds' transfer agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. When you sell these portfolio securities, you'll pay brokerage charges.

Banks are responsible for transmitting their customers' redemption orders to the Funds' transfer agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

Other Purchase and Redemption Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

If you purchased shares by wire, you must file a New Account Application with the Funds' transfer agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by Securities and Exchange Commission ("SEC") rules (for example, for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

If you attempt to sell shares you recently purchased with a personal check, the Company may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing shares with a certified check or via electronic transfer to avoid delays.

Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES
The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. Except for retirement plans, these options are available only to shareholders who purchase their Fund shares directly through the Company.

Retirement Plans
Shares of each Fund may be purchased in connection with certain tax-sheltered retirement plans, including individual retirement accounts. Shares may also be purchased in connection with profit-sharing plans, section 401(k) plans, money purchase pension plans and target benefit plans. Further information about how to participate in these plans, the fees charged, the limits on contributions and the services available to participants in such plans can be obtained from the Company. To invest through any tax-sheltered retirement plan, please call the Company at 1-800-551-2145 for information and the required separate application. You should consult with a tax adviser to determine whether a tax-sheltered retirement plan is available and/or appropriate for you.

Exchange Privilege
Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mailing your request to M.S.D. &T. Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028 or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

Automatic Investment Plan
One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Limited Maturity Bond and Total Return Bond Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

Systematic Withdrawals
The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the fifteenth day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. If the fifteenth day of the month is not a Business Day, then the withdrawal will be made on the preceding Business Day. To elect this option, or for more information, please call 1-800-551-2145.

Directed Reinvestments
Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS
Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income and are declared daily and paid monthly. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Capital gains distributions will be made at least annually.

Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

TAX INFORMATION
Federal taxes. Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions (including all anticipated distributions of the Prime Money Market Fund and the Government Money Market Fund) will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

In the case of the Limited Maturity Bond and Total Return Bond Funds, you should note that if you purchase shares before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of the Limited Maturity Bond and Total Return Bond Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

State and local taxes. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

Miscellaneous. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign entities or trusts, or foreign corporations or partnerships, may be subject to different U.S. federal income tax consequences. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

MANAGEMENT OF THE COMPANY

Investment Adviser
Mercantile, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund in accordance with its investment objective and policies. This includes selecting portfolio investments and placing purchase and sale orders for each Fund.

In exchange for these services, Mercantile is entitled to investment advisory fees from the Funds that are calculated daily and paid monthly. For the fiscal year ended May 31, 2000, the Funds paid Mercantile advisory fees as follows:

                                                        Investment Advisory Fees
                           Fund                           as a % of net assets
                           ----                         ------------------------
Prime Money Market Fund................................          0.230%
Government Money Market Fund...........................          0.220%
Limited Maturity Bond Fund.............................          0.254%
Total Return Bond Fund.................................          0.220%

Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864.

FINANCIAL HIGHLIGHTS
The financial highlights tables shown below are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period since a particular Fund began operations). Certain information reflects the financial performance of a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference into the SAI. The Annual Report to Shareholders and SAI are available free of charge upon request.

PRIME MONEY MARKET FUND
Financial Highlights for a share of the Prime Money Market Fund outstanding throughout each of the periods indicated:

                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income From Investment
 Operations:
 Net Investment Income.......    0.0522    0.0486    0.0521    0.0498    0.0532
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................    0.0522    0.0486    0.0521    0.0498    0.0532
                               --------  --------  --------  --------  --------
Less Distributions to
 Shareholders from:
 Net Investment Income.......   (0.0522)  (0.0486)  (0.0521)  (0.0498)  (0.0532)
                               --------  --------  --------  --------  --------
 Total Distributions.........   (0.0522)  (0.0486)  (0.0521)  (0.0498)  (0.0532)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total Return.................      5.34%     4.97%     5.33%     5.10%     5.45%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)......................  $514,728  $530,835  $448,751  $368,853  $326,878
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver........      0.38%     0.38%     0.42%     0.43%     0.43%
 Before Expense Waiver.......      0.44%     0.45%     0.47%     0.48%     0.48%
 Ratio of Net Investment
  Income to Average Net
  Assets.....................      5.22%     4.84%     5.21%     4.98%     5.33%

GOVERNMENT MONEY MARKET FUND
Financial Highlights for a share of the Government Money Market Fund outstanding throughout each of the periods indicated:

                                 Year      Year      Year      Year      Year
                                Ended     Ended     Ended     Ended     Ended
                               5/31/00   5/31/99   5/31/98   5/31/97   5/31/96
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Income From Investment
 Operations:
 Net Investment Income.......    0.0514    0.0478    0.0515    0.0495    0.0526
                               --------  --------  --------  --------  --------
 Total From Investment
  Operations.................    0.0514    0.0478    0.0515    0.0495    0.0526
                               --------  --------  --------  --------  --------
Less Distributions to
 Shareholders from:
 Net Investment Income.......   (0.0514)  (0.0478)  (0.0515)  (0.0495)  (0.0526)
                               --------  --------  --------  --------  --------
 Total Distributions.........   (0.0514)  (0.0478)  (0.0515)  (0.0495)  (0.0526)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total Return.................      5.27%     4.89%     5.27%     5.06%     5.39%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)......................  $476,890  $445,522  $391,133  $340,809  $264,725
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver........      0.38%     0.38%     0.42%     0.43%     0.43%
 Before Expense Waiver.......      0.44%     0.45%     0.46%     0.49%     0.48%
 Ratio of Net Investment
  Income to Average Net
  Assets.....................      5.15%     4.76%     5.15%     4.95%     5.27%

LIMITED MATURITY BOND FUND
Financial Highlights for a share of the Limited Maturity Bond Fund outstanding throughout each of the periods indicated:

                                   Year      Year      Year     Year     Year
                                  Ended     Ended     Ended     Ended    Ended
                                 5/31/00   5/31/99   5/31/98   5/31/97  5/31/96
                                 --------  --------  --------  -------  -------
Net Asset Value, Beginning of
 Period........................  $  10.32  $  10.45  $  10.31  $ 10.19  $ 10.43
                                 --------  --------  --------  -------  -------
Income From Investment
 Operations:
 Net Investment Income.........      0.58      0.58      0.60     0.59     0.59
 Net Realized and Unrealized
  Gain (Loss) on Investments...     (0.24)    (0.10)     0.22     0.12    (0.24)
                                 --------  --------  --------  -------  -------
 Total From Investment
  Operations...................      0.34      0.48      0.82     0.71     0.35
                                 --------  --------  --------  -------  -------
Less Distributions to
 Shareholders from:
 Net Investment Income.........     (0.58)    (0.58)    (0.60)   (0.59)   (0.59)
 Net Capital Gains.............     (0.01)    (0.03)    (0.08)     --       --
                                 --------  --------  --------  -------  -------
 Total Distributions...........     (0.59)    (0.61)    (0.68)   (0.59)   (0.59)
                                 --------  --------  --------  -------  -------
Net Asset Value, End of
 Period........................  $  10.07  $  10.32  $  10.45  $ 10.31  $ 10.19
                                 ========  ========  ========  =======  =======
Total Return...................      3.42%     4.63%     8.15%    7.12%    3.38%
Ratios/Supplemental Data
 Net Assets, End of Period
 (000).........................  $161,507  $166,257  $151,922  $43,010  $44,102
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver..........      0.45%     0.45%     0.50%    0.60%    0.60%
 Before Expense Waiver.........      0.57%     0.58%     0.78%    0.75%    0.72%
 Ratio of Net Investment Income
  to Average Net Assets........      5.67%     5.54%     5.71%    5.72%    5.66%
Portfolio turnover rate........     30.95%    59.73%    48.24%   20.92%   52.79%

TOTAL RETURN BOND FUND
Financial Highlights for a share of the Total Return Bond Fund outstanding throughout each of the periods indicated:

                                                 Year      Year    3/1/98/1/
                                                Ended     Ended       to
                                               5/31/00   5/31/99    5/31/98
                                               --------  --------  ---------
Net Asset Value, Beginning of Period.........  $   9.82  $  10.02  $  10.00
                                               --------  --------  --------
Income From Investment Operations:
 Net Investment Income.......................      0.60      0.59      0.15
 Net Realized and Unrealized Gain (Loss) on
  Investments................................     (0.36)    (0.14)     0.02
                                               --------  --------  --------
 Total From Investment Operations............      0.24      0.45      0.17
                                               --------  --------  --------
Less Distributions to Shareholders from:
 Net Investment Income.......................     (0.60)    (0.59)    (0.15)
 Net Capital Gains...........................     (0.03)    (0.06)      --
                                               --------  --------  --------
 Total Distributions.........................     (0.63)    (0.65)    (0.15)
                                               --------  --------  --------
Net Asset Value, End of Period...............  $   9.43  $   9.82  $  10.02
                                               ========  ========  ========
Total Return.................................      2.55%     4.48%     1.69%
Ratios/Supplemental Data
 Net Assets, End of Period (000).............  $125,962  $107,149  $101,363
 Ratio of Expenses to Average Net Assets
 After Expense Waiver........................      0.45%     0.45%     0.45%/2/
 Before Expense Waiver.......................      0.59%     0.62%     0.73%/2/
 Ratio of Net Investment Income to Average
  Net Assets.................................      6.30%     5.82%     5.89%/2/
Portfolio turnover rate......................     38.96%    74.94%    10.51%

--------
/1/ Commencement of operations.
/2/ Annualized.

Service Providers
Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:
Mercantile-Safe Deposit & Trust Company
Baltimore, Maryland

Custodian:
The Fifth Third Bank
Cincinnati, Ohio

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services Limited Partnership
Columbus, Ohio

For More Information
You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports
The Company's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-800-551-2145 or writing to:

M.S.D. & T. Funds, Inc.
Mutual Fund Administration
Two Hopkins Plaza
Baltimore, Maryland 21201

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund's documents by visiting the SEC's Public Reference Room in Washington, DC. You may also obtain copies of the Fund's documents after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202)942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's website at http://www.sec.gov.

The Company's Investment Company Act File No. is 811-5782.

M.S.D.&T. Funds, Inc.

 ................................................................................

Prospectus

Tax-Exempt Money Market Fund
Maryland Tax-Exempt Bond Fund
Intermediate Tax-Exempt Bond Fund
National Tax-Exempt Bond Fund

September 1, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RISK/RETURN SUMMARY........................................................   1
  Introduction.............................................................   1
  Tax-Exempt Money Market Fund.............................................   2
  Maryland Tax-Exempt Bond Fund............................................   4
  Intermediate Tax-Exempt Bond Fund........................................   7
  National Tax-Exempt Bond Fund............................................  10
  Fees and Expenses........................................................  13
  Additional Information about Risk........................................  14

INVESTING IN THE FUNDS.....................................................  14
  Getting Your Investment Started..........................................  14
  How To Buy Fund Shares...................................................  14
  How To Sell Fund Shares..................................................  17
  Other Purchase and Redemption Information................................  19

SHAREHOLDER SERVICES.......................................................  20
  Exchange Privilege.......................................................  20
  Automatic Investment Plan................................................  21
  Systematic Withdrawals...................................................  21
  Directed Reinvestments...................................................  21

DIVIDENDS AND DISTRIBUTIONS................................................  22

TAX INFORMATION............................................................  22

MANAGEMENT OF THE COMPANY..................................................  24
  Investment Adviser.......................................................  24

FINANCIAL HIGHLIGHTS.......................................................  25

RISK/RETURN SUMMARY

Introduction
This Prospectus describes the M.S.D.&T. Tax-Exempt Fixed Income Funds (the "Funds"), four investment portfolios offered by M.S.D.&T. Funds, Inc. (the "Company"). On the following pages, you will find important information about each Fund, including:

 . The Fund's investment objective and the principal investment strategies used by the Fund's investment adviser in trying to achieve that objective;

 . The principal risks associated with an investment in the Fund;

 . The Fund's past performance measured on both a year-by-year and long-term basis; and

 . The fees and expenses you will pay as an investor in the Fund.

The Tax-Exempt Money Market Fund may be appropriate for investors who want a way to earn money market returns that are generally exempt from federal income tax. The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be appropriate for investors who are looking for income that is generally exempt from federal income tax and who can accept fluctuations in price and yield. The Maryland Tax-Exempt Bond Fund is best suited to residents of Maryland who are also looking for income that is exempt from Maryland state income tax. The Funds are not appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

Before investing in a Fund, you should carefully consider:

 . Your investment goals;

 . Your investment time horizon; and

 . Your tolerance for risk.

The Investment Adviser
Mercantile-Safe Deposit & Trust Company ("Mercantile" or the "Adviser") is the investment adviser for each Fund. Mercantile, which has its main office at Two Hopkins Plaza, Baltimore, Maryland 21201, is the lead bank of Mercantile Bankshares Corporation, a multi-bank holding company. As of June 30, 2000, Mercantile had approximately $15 billion in assets under management.

An investment in the Funds is not a deposit of Mercantile-Safe Deposit & Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. You could also lose money by investing in the other Tax-Exempt Fixed Income Funds.

--------------------------------------------------------------------------------
Municipal Obligations
State and local governments issue municipal obligations to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal obligations, known as private activity bonds, are issued to finance projects for private companies. Municipal obligations, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.
--------------------------------------------------------------------------------

Tax-Exempt Money Market Fund

Investment Objective
The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with liquidity and stability of principal by investing substantially all of its assets in a diversified portfolio of short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities ("municipal obligations") the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular federal income tax.

Principal Investment Strategies
During normal market conditions, at least 80% of the Fund's total assets will be invested in short-term municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

Because the Fund is a "money market fund," municipal obligations purchased by it must meet strict requirements as to investment quality, maturity, and diversification. The Fund will only buy a municipal obligation if it has the highest rating (or one of the two highest ratings if the municipal obligation is a bond) from at least two nationally recognized statistical rating organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or one such rating if only one organization has rated the security. If the security is not rated, the Adviser must determine that it is of comparable quality to eligible rated securities. The Fund generally does not invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a municipal obligation for the Fund, the Adviser must determine that the obligation carries very little credit risk.

Principal Risks of Investing in the Fund
The yield paid by the Fund will vary with changes in interest rates.

Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

--------------------------------------------------------------------------------
Best quarter:
1.96% for the quarter
ended September 30, 1990

Worst quarter:
0.47% for the quarter
ended March 31, 1993
--------------------------------------------------------------------------------

The Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows the Fund's average annual total returns for one year, five years, ten years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                          Calendar Year Total Returns

                          1990                 5.61%
                          1991                 4.07%
                          1992                 2.59%
                          1993                 2.03%
                          1994                 2.47%
                          1995                 3.45%
                          1996                 3.07%
                          1997                 3.23%
                          1998                 3.07%
                          1999                 2.86%

    Year-to-date total return for the six months ended June 30, 2000: 1.77%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                                        Since
                                              1 Year 5 Years 10 Years Inception*
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund.................  2.86%  3.14%    3.24%     3.35%
--------------------------------------------------------------------------------

*July 21, 1989

To obtain the Fund's current 7-day yield please call 1-800-551-2145.

--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------
Maturity
The maturity of a debt security, such as a municipal obligation, is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.
--------------------------------------------------------------------------------
Maryland Tax-Exempt Bond Fund

Investment Objective
The Fund's investment objective is to seek a high level of interest income that is exempt from federal and Maryland state and local income taxes.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in municipal obligations the interest on which is exempt from both regular federal income tax and the federal alternative minimum tax, and at least 65% of its total assets in municipal obligations issued by the State of Maryland and its municipalities, counties and other taxing districts, as well as in other securities exempt from Maryland state and local taxes.

Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

--------------------------------------------------------------------------------
Portfolio Manager
Ronald M. Shostek, CFA, Vice President, is the primary manager for the Fund. From 1992 to 1999, Mr. Shostek was a portfolio manager, trader, and underwriter of tax-exempt securities at Student Loan Marketing Association (Sallie Mae) and its broker/dealer subsidiary, Education Securities, Inc. Mr. Shostek has eight years of investment experience. Mr. Shostek has managed the fund since
February, 2000.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified portfolio that holds more investments. Because the Fund invests primarily in Maryland municipal obligations, it also is likely to be especially susceptible to economic, political and regulatory events that affect Maryland.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

-------------------------------------------------------------------------------
Best quarter:
6.08% for the quarter ended March 31, 1995

Worst quarter:
(5.65)% for the quarter ended March 31, 1994
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds.
-------------------------------------------------------------------------------
Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows how the performance of the Fund has varied from year to year. The table shows how the Fund's average annual total returns for one year, five years and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                          Calendar Year Total Returns

                        1993                     12.56%
                        1994                     (7.05)%
                        1995                     14.57%
                        1996                      3.12%
                        1997                      8.57%
                        1998                      5.56%
                        1999                     (2.12)%

    Year-to-date total return for the six months ended June 30, 2000: 3.75%

    Average Annual Total Returns (for the periods ended December 31, 1999)

                                                                        Since
                                                     1 Year   5 Years Inception*
--------------------------------------------------------------------------------
Maryland Tax-Exempt Bond Fund....................... (2.12)%   5.79%     5.08%
Lehman Brothers Municipal Bond Index................ (2.07)%   6.91%     6.22%
--------------------------------------------------------------------------------

*June 2, 1992 for the Fund; May 31, 1992 for the Lehman Brothers Muncipal Bond Index.


--------
/1/Both the bar chart and the table assume reinvestment of all dividends and distributions.

-------------------------------------------------------------------------------
Average weighted maturity gives you the average time until all debt obligations, including municipal obligations, in a Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by a Fund with each maturity "weighted" according to the percentage of assets which it represents.
-------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond Fund

Investment Objective
The Fund's investment objective is to seek as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its total assets in municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal market and economic conditions the Fund will invest primarily in obligations with short and medium maturities and will have an average weighted maturity of between three and ten years.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

--------------------------------------------------------------------------------
Portfolio Manager
Ronald M. Shostek, CFA, Vice President, is the primary manager for the Fund. From 1992 to 1999, Mr. Shostek was a portfolio manager, trader, and underwriter of tax-exempt securities at Student Loan Marketing Association (Sallie Mae) and its broker/dealer subsidiary, Education Securities, Inc. Mr. Shostek has eight years of investment experience. Mr. Shostek has managed the fund since
February, 2000.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal obligations held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------
Best quarter:
0.94% for the quarter ended
September 30, 1999

Worst quarter:
(1.18)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 7 years or less.
--------------------------------------------------------------------------------
Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund for the calendar year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                          Calendar Year Total Return

                               1999       0.85%

    Year-to-date total return for the six months ended June 30, 2000: 1.93%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                                        Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
Intermediate Tax-Exempt Bond Fund...........................  0.85%      3.07%
Lehman Brothers 7-Year Municipal Bond Index................. (0.14)%     2.63%
--------------------------------------------------------------------------------

*March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers 7-Year Municipal Bond Index.


--------
/1/Both the bar chart and the table assume reinvestment of all dividends and distributions.

National Tax-Exempt Bond Fund

Investment Objective
The Fund's investment objective is to seek as high a level of interest income that is exempt from regular federal income tax as is consistent with relative protection of capital.

The Fund's investment objective may be changed by the Company's Board of Directors without shareholder approval. Shareholders will be given at least 30 days' written notice before any such change occurs.

Principal Investment Strategies
The Fund normally invests at least 80% of its total assets in municipal obligations that pay interest which is exempt from both regular federal income tax and the federal alternative minimum tax. Municipal obligations purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Accordingly, investments in private activity bonds will not be treated as investments in municipal obligations for purposes of the 80% requirement stated above.

The Fund will invest only in investment grade municipal obligations. These are obligations which have one of the four highest ratings assigned by a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal obligations purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a nationally recognized statistical rating organization or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

Although the Fund has the flexibility to invest in municipal obligations with short, medium or long maturities, the Adviser expects that under normal market and economic conditions the Fund will invest primarily in obligations with medium and long maturities.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

--------------------------------------------------------------------------------
Portfolio Manager
Ronald M. Shostek, CFA, Vice President, is the primary manager for the Fund. From 1992 to 1999, Mr. Shostek was a portfolio manager, trader, and underwriter of tax-exempt securities at Student Loan Marketing Association (Sallie Mae) and its broker/dealer subsidiary, Education Securities, Inc. Mr. Shostek has eight years of investment experience. Mr. Shostek has managed the fund since
February, 2000.
--------------------------------------------------------------------------------

Principal Risks of Investing in the Fund
The prices of debt securities, including municipal obligations, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Changes in interest rates also may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease, and the Fund may suffer from the inability to invest in higher-yielding securities.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case for higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

--------------------------------------------------------------------------------
Best quarter:
0.77% for the quarter ended March 31, 1999

Worst quarter:
(1.91)% for the quarter ended June 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds.
--------------------------------------------------------------------------------

Fund Performance
The bar chart and table below show the Fund's annual returns and long-term performance, thereby giving some indication of the risk of investing in the Fund./1/ The bar chart shows the performance of the Fund for the past calendar year. The table shows how the Fund's average annual total returns for one year and since inception compared to those of a broad-based market index. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                    [GRAPH]

                          Calendar Year Total Return

                               1999      (1.41)%

    Year-to-date total return for the six months ended June 30, 2000: 3.73%

     Average Annual Total Returns (for the periods ended December 31, 1999)

                                                                        Since
                                                             1 Year   Inception*
--------------------------------------------------------------------------------
National Tax-Exempt Bond Fund............................... (1.41)%     2.29%
Lehman Brothers Municipal Bond Index........................ (2.07)%     1.72%
--------------------------------------------------------------------------------

*March 1, 1998 for the Fund; February 28, 1998 for the Lehman Brothers Municipal Bond Index.


--------
/1/ Both the bar chart and the table assume reinvestment of all dividends and distributions.

Fees and Expenses
The following table shows the fees and expenses you may pay when you buy and hold shares of the Funds.

                                 Tax-Exempt  Maryland  Intermediate  National
                                   Money    Tax-Exempt  Tax-Exempt  Tax-Exempt
                                   Market      Bond        Bond        Bond
                                    Fund       Fund        Fund        Fund
                                 ---------- ---------- ------------ ----------
Annual Fund Operating Expenses:
 (expenses that are deducted from
  Fund assets)
Management Fees/1/ .............    0.25%      0.50%       0.50%       0.50%
Distribution (12b-1) Fees.......    None       None        None        None
Other Expenses/1/ ..............    0.21%      0.33%       0.24%       0.22%
                                    ----       ----        ----        ----
Total Annual Fund Operating
 Expenses/1/ ...................    0.46%      0.83%       0.74%       0.72%

Example
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods shown, reinvest all of your dividends and distributions, and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
Tax-Exempt Money Market Fund....................  $47    $148    $258    $  579
Maryland Tax-Exempt Bond Fund...................  $85    $265    $461    $1,025
Intermediate Tax-Exempt Bond Fund...............  $76    $237    $411    $  918
National Tax-Exempt Bond Fund...................  $74    $230    $401    $  894

--------
/1/ Management Fees, Other Expenses and Total Fund Operating Expenses for the Funds for the current fiscal year are expected to be less than the amounts shown above because the Funds' Adviser and administrator are voluntarily waiving a portion of their fees. These fee waivers are being made in order to keep the annual fees and expenses for the Funds at a certain level. Management Fees, Other Expenses, and Total Fund Operating Expenses for the Funds, after taking these waivers into account, are set forth below. These fee waivers may be revised or cancelled at any time. The Funds' Adviser and administrator have the right to be reimbursed by the Funds for such amounts prior to the end of any fiscal year.

                                 Tax-Exempt  Maryland  Intermediate  National
                                   Money    Tax-Exempt  Tax-Exempt  Tax-Exempt
                                   Market      Bond        Bond        Bond
                                    Fund       Fund        Fund        Fund
                                 ---------- ---------- ------------ ----------
Management Fees.................   0.220%     0.170%      0.220%      0.240%
Distribution (12b-1) Fees.......    None       None        None        None
Other Expenses..................   0.155%     0.280%      0.230%      0.210%
                                   -----      -----       -----       -----
Total Annual Fund Operating
 Expenses.......................   0.375%     0.450%      0.450%      0.450%

Additional Information about Risk
The principal risks of investing in each of the Funds have been described above. The following supplements that discussion.

Temporary Defensive Positions
Each Fund may temporarily hold investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income). In addition, the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may hold short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments and U.S. Government obligations. This strategy could prevent a Fund from achieving its investment objective.

Other Types of Investments
This prospectus describes each Fund's principal investment strategies and the particular types of securities in which each Fund principally invests. Each Fund may, from time to time pursue other investment strategies and make other types of investments in support of its investment objective. These supplemental investment strategies and the risks involved are described in detail in the Statement of Additional Information ("SAI"), which is referred to on the back cover of this prospectus.

INVESTING IN THE FUNDS

Getting Your Investment Started
Shares of the Funds may be purchased either through the account you maintain with certain financial institutions or directly through the Company.

Customers of Mercantile-Safe Deposit & Trust Company and its affiliated and correspondent banks (referred to as the "Banks") may purchase Fund shares through their qualified accounts at such Banks and should contact the Banks directly for appropriate purchase instructions. Should you wish to establish an account directly through the Company, please refer to the purchase options described under "Opening and Adding to Your Fund Account."

Payments for Fund shares must be in U.S. dollars and should be drawn on a U.S. bank. Please remember that the Company reserves the right to reject any purchase order, including purchase orders accompanied by foreign and third party checks.

How To Buy Fund Shares
 . Minimum Investments. The Company generally requires a minimum initial investment of $25,000 ($2,000 for IRA accounts), which may be allocated among one or more of the Company's investment portfolios, including the Funds. The minimum initial investment in a particular Fund is $500 and the minimum for subsequent investments is $100. The minimum investment requirements do not apply to purchases by Banks acting on behalf of their customers and the Banks do not impose a minimum initial or subsequent investment requirement for shares purchased on behalf of their customers. The Company reserves the right to waive these minimums in other instances.

 . Opening and Adding to Your Fund Account. Direct investments in the Funds may be made in a number of different ways, as shown in the following chart. Simply choose the method that is most convenient for you. Any questions you have may be answered by calling 1-800-551-2145. As described above under "Getting Your Investment Started," you may also purchase Fund shares through the Banks.

            To Open an Account     To Add to an Account
            ------------------     --------------------

By Mail     .  Complete a New      .  Make your check
               Account                payable to
               Application and        M.S.D. & T.
               mail it along          Funds, Inc. and
               with a check           mail it to the
               payable to M.S.D.      address on the
               & T. Funds, Inc.       left.
               to:
                                   .  Please indicate
               M.S.D. & T.            the particular
               Funds, Inc. P.O.       Fund in which you
               Box 182028             are investing.
               Columbus, OH
               43218-2028
                                   .  Please include
               To obtain a New        your account
               Account                number on your
               Application, call      check.
               1-800-551-2145
--------------------------------------------------------------------------------
By Wire     .  Before wiring       .  Instruct your
               funds, please          bank to wire
               call 1-800-551-        Federal funds to:
               2145 for complete      Huntington Bank,
               wiring                 Columbus, OH
               instructions.          43219, Bank
                                      Routing
            .  Promptly complete      #044000024,
               a New Account          M.S.D. & T.
               Application and        Concentration A/C
               forward it to:         #01899622436.

               M.S.D. & T.         .  Be sure to
               Funds, Inc. P.O.       include your name
               Box 182028             and your Fund
               Columbus, OH           account number.
               43218-2028
                                   .  The wire should
                                      indicate that you
                                      are making a
                                      subsequent
                                      purchase as
                                      opposed to
                                      opening a new
                                      account.

 Consult your bank for information on remitting funds by wire and associated bank charges.

 You may use other investment options, including automatic investments, exchanges and directed reinvestments, to invest in your Fund account. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

 . Explanation of Sales Price. The public offering price for shares of a Fund is based upon net asset value. A Fund will calculate its net asset value per share by adding the value of the Fund's investments, cash and other assets, subtracting the Fund's liabilities, and then dividing the result by the number of shares of the Fund that are outstanding. This process is sometimes referred to as "pricing" a Fund's shares.

The assets of the Tax-Exempt Money Market Fund (the "Money Market Fund") are valued at amortized cost, which generally approximates market value. Although the Money Market Fund seeks to maintain its net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary. The assets of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds (the "Bond Funds") are valued at market value or, if market quotes cannot be readily obtained, at fair value as determined by the Adviser under the supervision of the Company's Board of Directors. Debt securities held by the Bond Funds that have sixty days or less until they mature are valued at amortized cost, which generally approximates market value.

Net asset value is computed (i) with respect to the Money Market Fund, at 11:00 a.m. Eastern Time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) each weekday and (ii) with respect to each Bond Fund, as of the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) on each weekday, in each case with the exception of those holidays on which the Exchange, the Federal Reserve Bank of Cleveland, the purchasing Bank (if applicable) or the Funds' Adviser, transfer agent or custodian is closed. The Funds currently observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Purchase orders will be accepted by the Funds' transfer agent only on a day when the shares of a Fund are priced (referred to as a "Business Day"). If you purchase shares of a Fund through a Bank, the Bank is responsible for transmitting your purchase order and required funds to the Funds' transfer agent on a timely basis.

If your purchase order for shares of the Money Market Fund is received by the Funds' transfer agent on a Business Day before 11:00 a.m. Eastern Time, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. provided that the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange that day. If your purchase order for shares of the Money Market Fund is received by the Funds' transfer agent on a Business Day after 11:00 a.m. Eastern Time but before the close of regular trading hours on the Exchange that day, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the following Business Day if the Fund's custodian receives payment in immediately available funds by the close of regular trading hours on the Exchange on the following Business Day. If the procedures described above are not followed and if a Bank submitted the order, the Bank will be notified that the order has not been accepted. If you purchase shares of the Money Market Fund directly through the Company and if your purchase order is accompanied by payment in any form other than immediately available funds, your Fund shares will be purchased at the public offering price calculated at 11:00 a.m. Eastern Time on the next Business Day after the Business Day on which both the order and payment in immediately available funds are received by the Funds' transfer agent. Payments for orders which are not received or accepted will be returned after prompt inquiry.

Shares of the Bond Funds are sold at the public offering price per share next computed after receipt of a purchase order by the Funds' transfer agent. If you purchase shares of a Bond Fund through a Bank and the Funds' transfer agent receives your purchase order from the Bank on a Business Day prior to the close of regular trading hours (currently 4:00 P.M. Eastern Time) on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day provided that the Fund's custodian receives payment on the next Business Day in immediately available funds. If such payment is not received on the next Business Day, the Bank which submitted the order will be notified that the order has not been accepted. Payments for orders which are not received or accepted will be returned after prompt inquiry.

If you purchase shares of a Bond Fund directly through the Company and if your purchase order, in proper form (including all necessary documentation and signature guarantees, where required) and accompanied by payment, is received by the Funds' transfer agent on a Business Day prior to the close of regular trading hours on the Exchange, your Fund shares will be purchased at the public offering price calculated at the close of regular trading hours on that day. Otherwise, your Fund shares will be purchased at the public offering price next calculated after the Funds' transfer agent receives your purchase order in proper form with the required payment.

On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the times at which purchase orders must be received in order to be processed on that Business Day.

How To Sell Fund Shares
You can arrange to get money out of your Fund account by selling some or all of your shares. This process is known as "redeeming" your shares. If you purchased your shares through an account at a Bank, you may only redeem shares in accordance with the instructions pertaining to that account. If you purchased your shares directly from the Company, you can redeem shares using any of the methods described below.

                                        To Redeem Shares
                                        ----------------

By Mail           .  Send a written request to M.S.D. & T. Funds, Inc., P.O.
                     Box 182028, Columbus, Ohio 43218-2028.

                  .  Your written request must
                    --be signed by each account holder;
                    --state the number or dollar amount of shares to be
                     redeemed and identify the specific Fund;
                    --include your account number.

                  .  Signature guarantees are required
                    --for all redemption requests over $100,000;
                    --for any redemption request where the proceeds are to be
                     sent to someone other than the shareholder of record or to an address other than the address of record.

--------------------------------------------------------------------------------

By Wire           .  Call 1-800-551-2145. You will need to provide the account
(available only      name, account number, name of Fund and amount of
if you checked       redemption ($1,000 minimum per transaction).
the appropriate
box on the New    .  If you have already opened your account and would like to
Account              add the wire redemption feature, send a written request
Application)         to: M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus,
                     Ohio 43218-2028. The request must be signed (and signatures guaranteed) by each account owner.

                  . To change bank instructions, send a written request to the above address. The request must be signed (and signatures guaranteed) by each account owner.

--------------------------------------------------------------------------------
By Telephone      .  Call 1-800-551-2145. You will need to provide the account
(automatic           name, account number, name of Fund and amount of
unless you           redemption.
checked the
appropriate box   .  If you have already opened your account and would like to
on the New           add the telephone redemption feature, send a written
Account              request to: M.S.D. & T. Funds, Inc., P.O. Box 182028,
Application)         Columbus, Ohio 43218-2028. The request must be signed
                     (and signatures guaranteed) by each account owner.

                  Other redemption options, including exchanges and systematic withdrawals, are also available. Please refer to the section below entitled "Shareholder Services" for more information.

--------------------------------------------------------------------------------

 .  Explanation of Redemption Price. Redemption orders received in proper form
   (including all necessary documentation and signature guarantees, where required) by the Funds' transfer agent are processed at their net asset value per share next determined after receipt. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Company reserves the right to advance the time at which redemption orders must be received in order to be processed on that Business Day.

Payment for redemption orders with respect to the Money Market Fund which are received by the Funds' transfer agent before 11:00 a.m. Eastern Time normally will be wired or sent to the shareholder(s) of record on the same Business Day. Payment for redemption orders with respect to the Money Market Fund which are received between 11:00 a.m. and the close of regular trading hours on the Exchange (currently 4:00 p.m. Eastern Time) or on a non-Business Day normally will be wired or sent to the shareholder(s) of record on the next Business Day. Payment for redemption orders with respect to the Bond Funds generally will be wired or sent to the shareholder(s) of record within three Business Days after receipt of the redemption order. However, in each case the Company reserves the right to wire or send redemption proceeds within seven days after receiving the redemption order if the Adviser believes that earlier payment would adversely affect the Company. If you purchased your shares directly through the Company, your redemption proceeds will be sent by check unless you otherwise direct the Company or the Funds' transfer agent. The Automated Clearing House ("ACH") system may also be utilized for payment of redemption proceeds. The Company normally pays redemption proceeds in cash, but it has the right to deliver readily marketable portfolio securities having a market value equal to the redemption price. When you sell these portfolio securities, you'll pay brokerage charges.

Banks are responsible for transmitting their customers' redemption orders to the Funds' transfer agent and crediting their customers' accounts with redemption proceeds on a timely basis. No charge is imposed by the Company for wiring redemption proceeds, although the Banks may charge their customers' accounts directly for redemption and other services. In addition, if a customer has agreed with a Bank to maintain a minimum cash balance in his or her account maintained with the Bank and the balance falls below that minimum, the customer may be obliged to redeem some or all of the Fund shares held in the account in order to maintain the required minimum balance.

The Company imposes no charge when you redeem shares. The value of the shares you redeem may be more or less than your cost, depending on a Fund's current net asset value.

Other Purchase and Redemption Information
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.

Shareholders who purchased Fund shares directly through the Company should note that if an account balance falls below $500 as a result of redemptions and is not increased to at least $500 within 60 days after notice, the account may be closed and the proceeds sent to the shareholder.

If you purchased shares by wire, you must file a New Account Application with the Funds' transfer agent before any of those shares can be redeemed. You should contact your bank for information about sending and receiving funds by wire, including any charges by your bank for these services. The Company may decide at any time to change the minimum amount per transaction for redemption of shares by wire or to no longer permit wire redemptions.

You may choose to initiate certain transactions by telephone. The Company and its agents will not be responsible for any losses resulting from unauthorized transactions when reasonable procedures to verify the identity of the caller are followed. To the extent that the Company does not follow such procedures, it and/or its agents may be responsible for any unauthorized transactions.

The Company reserves the right to refuse a telephone redemption if it believes it is advisable to do so (for example, if the Company believes that telephone instructions are fraudulent or unauthorized). Procedures for redeeming shares by telephone may be modified or terminated by the Company at any time. It may be difficult to reach the Company by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

The Company may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of its shares) for such periods as permitted by Securities and Exchange Commission ("SEC") rules (for example, for any period during which the Exchange is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted).

If you attempt to sell shares you recently purchased with a personal check, the Company may delay processing your request until it collects payment for those shares. This process may take up to 15 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing shares with a certified check or via electronic transfer to avoid delays.

Certain redemption requests and other communications with the Company require a signature guarantee. Signature guarantees are designed to protect both you and the Company from fraud. To obtain a signature guarantee you should visit a financial institution that participates in the Stock Transfer Agents Medallion Program ("STAMP"). Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guaranteed." A notary public cannot provide a signature guarantee.

For current yield, purchase and redemption information, call 1-800-551-2145.

SHAREHOLDER SERVICES

The Company provides a variety of ways to make managing your investments more convenient. Some of these options require you to request them on the New Account Application or you may request them after opening an account by calling 1-800-551-2145. These options are available only to shareholders who purchase their Fund shares directly through the Company.

Exchange Privilege
Shares of a Fund may be exchanged for shares of another Fund or for shares of one of the other portfolios offered by the Company. You may exchange shares by mailing your request to M.S.D. & T. Funds, Inc., P.O. Box 182028, Columbus, Ohio 43218-2028, or by telephoning your request to 1-800-551-2145. If you are opening a new account in a different Fund or portfolio by exchange, the exchanged shares must be at least equal in value to the minimum investment for the Fund or portfolio in which the account is being opened.

You should read the prospectus for the Fund or portfolio into which you are exchanging. Exchanges will be processed only when the shares being offered can legally be sold in your state. Exchanges may have tax consequences for you. Consult your tax adviser for further information.

To elect the exchange privilege after you have opened a Fund account, or for further information about the exchange privilege, call 1-800-551-2145. The Company reserves the right to reject any exchange request. The Company may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

Automatic Investment Plan
One easy way to pursue your financial goals is to invest money regularly. The Company offers an Automatic Investment Plan--a convenient service that lets you transfer money from your bank account into your Fund account automatically on a regular basis. At your option, your bank account will be debited in a particular amount ($100 minimum) that you have specified, and Fund shares will automatically be purchased on the 15th day of each month or, if that day is not a Business Day, on the preceding Business Day. Your bank account must be maintained at a domestic financial institution that is an ACH member. You will be responsible for any loss or expense to the Funds if an ACH transfer is rejected. To select this option, or for more information, please call 1-800-551-2145.

The Automatic Investment Plan is one way in which you can use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in portfolios such as the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds whose price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help you to reduce your average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. You should be aware, however, that shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price which is lower than their purchase price.

Systematic Withdrawals
The Company offers a convenient way of withdrawing money from your Fund account. You may request regular monthly, quarterly, semi-annual or annual withdrawals in any amount of $100 or more. The withdrawal will be made on the fifteenth day of those months corresponding to your selection of monthly, quarterly, semi-annual or annual withdrawals, and distributed in cash or reinvested in shares of another Fund or portfolio offered by the Company. If the fifteenth day of the month is not a Business Day, then the withdrawal will be made on the preceding Business Day. To elect this option, or for more information, please call 1-800-551-2145.

Directed Reinvestments
Generally, dividends and capital gain distributions are automatically reinvested in shares of the Fund from which the dividends and distributions are paid. You may elect, however, to have your dividends and capital gain distributions automatically reinvested in shares of another Fund or portfolio offered by the Company. To elect this option, or for more information, please call 1-800-551-2145.

DIVIDENDS AND DISTRIBUTIONS
Shareholders receive dividends and net capital gain distributions. Dividends for each Fund are derived from its net investment income and are declared daily and paid monthly. A Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Capital gain distributions, if any, will be made at least annually.

Shares in each Fund begin earning dividends on the day a purchase order is processed and continue earning dividends through and including the day before the shares are redeemed. If you purchased your Fund shares through a Bank, your dividends and distributions will be paid in cash and wired to your Bank. If you purchased your shares directly from the Company, your dividends and distributions will be automatically reinvested in additional shares of the Fund on which the dividend or distribution was declared unless you notify the Company in writing that you wish to receive dividends and/or distributions in cash. If you have elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, you will be deemed to have rescinded your election to receive dividends and/or distributions in cash and your dividends and distributions will be automatically reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend and/or distribution checks.

TAX INFORMATION
Federal taxes. It is expected that each Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you should note that if you purchase shares just prior to a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

In the case of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds, you will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of each Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

State and local taxes. Dividends paid by the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds that are attributable to interest earned by the Funds may be taxable to shareholders under state or local law.

Shareholders of the Maryland Tax-Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends and are attributable to any of the following:

 . interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

 . interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

 . gain realized by the Fund on the sale or exchange of tax-exempt obligations issued by the State of Maryland or its political subdivision, agencies, instrumentalities and authorities; and

 . gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

Distributions attributable to sources other than those described above will not be exempt from Maryland state and local taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Fund shares will be subject to Maryland taxation. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Miscellaneous. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state and/or local tax consequences relevant to your specific situation.

MANAGEMENT OF THE COMPANY

Investment Adviser
Mercantile, subject to the general supervision of the Company's Board of Directors, manages the investment portfolio of each Fund in accordance with its investment objective and policies. This includes selecting portfolio investments and placing purchase and sale orders for each Fund.

In exchange for these services, Mercantile is entitled to investment advisory fees from the Funds that are calculated daily and paid monthly. For the fiscal year ended May 31, 2000, the Funds paid Mercantile advisory fees as follows:

                                                        Investment Advisory Fees
                         Fund                             as a % of net assets
                         ----                           ------------------------
Tax-Exempt Money Market Fund...........................          0.220%
Maryland Tax-Exempt Bond Fund..........................          0.170%
Intermediate Tax-Exempt Bond Fund......................          0.220%
National Tax-Exempt Bond Fund..........................          0.240%

Mercantile and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Baltimore area since 1864.

FINANCIAL HIGHLIGHTS
The financial highlights tables shown below are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, the period since a particular Fund began operations). Certain information reflects the financial performance of a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Company's Annual Report to Shareholders and are incorporated by reference into the SAI. The Annual Report to Shareholders and SAI are available free of charge upon request.

TAX-EXEMPT MONEY MARKET FUND
Financial Highlights for a share of the Tax-Exempt Money Market Fund outstanding throughout each of the periods indicated:

                                   Year       Year     Year     Year     Year
                                  Ended      Ended     Ended    Ended    Ended
                                 5/31/00    5/31/99   5/31/98  5/31/97  5/31/96
                                 --------   --------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................  $   1.00   $   1.00  $  1.00  $  1.00  $  1.00
                                 --------   --------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income.........    0.0317     0.0285   0.0318   0.0304   0.0321
                                 --------   --------  -------  -------  -------
 Total From Investment
  Operations...................    0.0317     0.0285   0.0318   0.0304   0.0321
                                 --------   --------  -------  -------  -------
Less Distributions to
 Shareholders from:
 Net Investment Income.........   (0.0317)   (0.0285) (0.0318) (0.0304) (0.0321)
                                 --------   --------  -------  -------  -------
 Total Distributions...........   (0.0317)   (0.0285) (0.0318) (0.0304) (0.0321)
                                 --------   --------  -------  -------  -------
Net Asset Value, End of
 Period........................  $   1.00   $   1.00  $  1.00  $  1.00  $  1.00
                                 ========   ========  =======  =======  =======
Total Return...................      3.21%      2.89%    3.22%    3.09%    3.26%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)........................  $148,029   $143,221  $89,965  $79,492  $50,137
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver..........      0.38%      0.38%    0.43%    0.43%    0.43%
 Before Expense Waiver.........      0.46%      0.49%    0.50%    0.53%    0.51%
 Ratio of Net Investment Income
  to Average Net Assets........      3.16%      2.80%    3.17%    3.05%    3.22%

MARYLAND TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Maryland Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                   Year       Year     Year     Year     Year
                                  Ended      Ended     Ended    Ended    Ended
                                 5/31/00    5/31/99   5/31/98  5/31/97  5/31/96
                                 --------   --------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................  $  10.78   $  10.82  $ 10.38  $ 10.20  $ 10.40
                                 --------   --------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income.........      0.45       0.45     0.48     0.50     0.49
 Net Realized and Unrealized
  Gain (Loss) on Investments...     (0.55)     (0.04)    0.44     0.18    (0.20)
                                 --------   --------  -------  -------  -------
 Total From Investment
  Operations...................     (0.10)      0.41     0.92     0.68     0.29
                                 --------   --------  -------  -------  -------
Less Distributions to
 Shareholders from:
 Net Investment Income.........     (0.45)     (0.45)   (0.48)   (0.50)   (0.49)
                                 --------   --------  -------  -------  -------
 Total Distributions...........     (0.45)     (0.45)   (0.48)   (0.50)   (0.49)
                                 --------   --------  -------  -------  -------
Net Asset Value, End of
 Period........................  $  10.23   $  10.78  $ 10.82  $ 10.38  $ 10.20
                                 ========   ========  =======  =======  =======
Total Return...................     (0.87)%     3.81%    9.03%    6.80%    2.84%
Ratios/Supplemental Data
 Net Assets, End of Period
  (000)........................  $ 31,472   $ 26,565  $14,980  $ 8,298  $10,186
 Ratio of Expenses to Average
  Net Assets
 After Expense Waiver..........      0.45%      0.45%    0.49%    0.55%    0.62%
 Before Expense Waiver.........      0.83%      0.87%    1.03%    1.13%    1.04%
 Ratio of Net Investment Income
  to Average Net Assets........      4.37%      4.12%    4.49%    4.84%    4.74%
Portfolio turnover rate........     60.16%     22.78%   55.95%   28.11%   20.58%

INTERMEDIATE TAX-EXEMPT BOND FUND
Financial Highlights for a share of the Intermediate Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                 Year      Year    3/1/98/1/
                                                Ended     Ended       to
                                               5/31/00   5/31/99    5/31/98
                                               --------  --------  ---------
Net Asset Value, Beginning of Period.........  $  10.00  $  10.01  $  10.00
                                               --------  --------  --------
Income From Investment Operations:
 Net Investment Income.......................      0.38      0.38      0.10
 Net Realized and Unrealized Gain (Loss) on
  Investments................................     (0.32)     0.07      0.01
                                               --------  --------  --------
 Total From Investment Operations............      0.06      0.45      0.11
                                               --------  --------  --------
Less Distributions to Shareholders from:
 Net Investment Income.......................     (0.38)    (0.38)    (0.10)
 Net Capital Gains...........................     (0.06)    (0.08)      --
                                               --------  --------  --------
 Total Distributions.........................     (0.44)    (0.46)    (0.10)
                                               --------  --------  --------
Net Asset Value, End of Period...............  $   9.62  $  10.00  $  10.01
                                               ========  ========  ========
Total Return.................................      0.64%     4.58%     1.07%
Ratios/Supplemental Data
 Net Assets, End of Period (000).............  $ 81,498  $ 90,895  $ 93,992
 Ratio of Expenses to Average Net Assets
 After Expense Waiver........................      0.45%     0.45%     0.45%/2/
 Before Expense Waiver.......................      0.74%     0.76%     0.88%/2/
 Ratio of Net Investment Income to Average
  Net Assets.................................      3.85%     3.80%     3.84%/2/
Portfolio turnover rate......................    140.28%   149.02%    10.13%
--------
/1/ Commencement of operations.
/2/ Annualized.

NATIONAL TAX-EXEMPT BOND FUND
Financial Highlights for a share of the National Tax-Exempt Bond Fund outstanding throughout each of the periods indicated:

                                                 Year      Year    3/1/98/1/
                                                Ended     Ended       to
                                               5/31/00   5/31/99    5/31/98
                                               --------  --------  ---------
Net Asset Value, Beginning of Period.........  $   9.93  $  10.05  $  10.00
                                               --------  --------  --------
Income From Investment Operations:
 Net Investment Income.......................      0.45      0.44      0.11
 Net Realized and Unrealized Gain (Loss) on
  Investments................................     (0.51)      --       0.05
                                               --------  --------  --------
 Total From Investment Operations............     (0.06)     0.44      0.16
                                               --------  --------  --------
Less Distributions to Shareholders from:
 Net Investment Income.......................     (0.45)    (0.44)    (0.11)
 Net Capital Gains...........................     (0.04)    (0.12)      --
                                               --------  --------  --------
 Total Distributions.........................     (0.49)    (0.56)    (0.11)
                                               --------  --------  --------
Net Asset Value, End of Period...............  $   9.38  $   9.93  $  10.05
                                               ========  ========  ========
Total Return.................................    (0.55)%     4.43%     1.64%
Ratios/Supplemental Data
 Net Assets, End of Period (000).............  $172,920  $178,067  $178,116
 Ratio of Expenses to Average Net Assets
 After Expense Waiver........................      0.45%     0.45%     0.45%/2/
 Before Expense Waiver.......................      0.72%     0.74%     0.86%/2/
 Ratio of Net Investment Income to Average
  Net Assets.................................      4.69%     4.36%     4.49%/2/
Portfolio turnover rate......................    113.69%   123.30%     7.37%

--------
/1/ Commencement of operations.
/2/ Annualized.

Service Providers
Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:
Mercantile-Safe Deposit & Trust Company
Baltimore, Maryland

Custodian:
The Fifth Third Bank
Cincinnati, Ohio

Transfer Agent:
BISYS Fund Services Ohio, Inc.
Columbus, Ohio

Distributor:
BISYS Fund Services Limited Partnership
Columbus, Ohio

For More Information
You'll find more information about the Funds in the following documents:

Annual and Semi-Annual Reports
The Company's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it is incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-800-551-2145 or writing to:

M.S.D. & T. Funds, Inc.
Mutual Fund Administration
Two Hopkins Plaza
Baltimore, Maryland 21201

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Fund's documents by visiting the SEC's Public Reference Room in Washington, DC. You may also obtain copies of the Fund's documents after paying a duplicating fee by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

Public Reference Section of the SEC
Washington, DC 20549-6009
1-800-SEC-0330

Reports and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Company's Investment Company Act File No. is 811-5782.

                            M.S.D. & T. FUNDS, INC.

                      Statement of Additional Information

                                September 1, 2000


                               TABLE OF CONTENTS
                               -----------------


                                                              Page
                                                              ----

INVESTMENT OBJECTIVES, POLICIES AND RISKS.................     3
FUNDAMENTAL LIMITATIONS...................................    39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............    42
NET ASSET VALUE...........................................    43
ADDITIONAL INFORMATION CONCERNING TAXES...................    44
MANAGEMENT OF THE COMPANY.................................    48
INDEPENDENT ACCOUNTANTS...................................    55
COUNSEL...................................................    55
ADDITIONAL INFORMATION CONCERNING SHARES..................    56
PERFORMANCE INFORMATION...................................    58
MISCELLANEOUS.............................................    66
FINANCIAL STATEMENTS......................................    66
APPENDIX A................................................   A-1
APPENDIX B................................................   B-1

          This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated August 31, 2000 for the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund of M.S.D. T. Funds, Inc. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, OH 43219-3035. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by, Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal. While the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund will attempt to maintain their net asset value at $1.00 per share, it is possible to lose money by investing in these Funds. You could also lose money by investing in one of the other Funds. In addition, the dividends paid by a Fund will go up and down. Mercantile-Safe Deposit and Trust Company serves as investment adviser and administrator to the Funds, is paid fees for its services, and is not affiliated with BISYS Fund Services Limited Partnership, the Funds' distributor.

                            M.S.D. & T. FUNDS, INC.


          M.S.D. & T. Funds, Inc. (the "Company") is a Maryland corporation which commenced operations on July 21, 1989 as a no-load, open-end, professionally managed investment company. The Company currently offers shares in three money market portfolios (the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund, also referred to herein as the "Money Market Funds"); six equity portfolios (the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund and Diversified Real Estate Fund, also referred to herein as the "Equity Funds," and the Capital Opportunities Fund, which is described in a separate prospectus and statement of additional information); and five bond portfolios (the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund, also referred to herein as the "Bond Funds"). The Money Market Funds, Equity Funds and Bond Funds may also be referred to herein individually as a "Fund" and collectively as the "Funds." The Equity Funds and Bond Funds may at times be referred to herein as the "Non-Money Market Funds." Each Fund, except the Maryland Tax-Exempt Bond Fund, is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Maryland Tax-Exempt Bond Fund is classified as non-diversified under the 1940 Act.

INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------

          The investment objective, principal investment strategies and principal risks of each Fund are described in the Prospectus for that Fund. The following information supplements the description of the Funds' investment objectives, policies and risks as set forth in the Prospectuses.

          The Funds' investment adviser (the "Adviser") and, with respect to the International Equity Fund, the Fund's sub-adviser (the "Sub-Adviser") use a range of investments and investment techniques in seeking to achieve a Fund's investment objective. All Funds do not use all of the investments and investment techniques described below, which involve various risks which are also described in the following sections. You should consider which Funds best meet your investment goals. The Adviser and Sub-Adviser will use their best efforts to achieve a Fund's investment objective, although its achievement cannot be assured. An investor should not consider an investment in any Fund to be a complete investment program.

Prime Money Market Fund

          The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations of both foreign and domestic issuers, that are available in the money markets. In particular, the Fund may invest in:

     . U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of U.S. banks);

     . obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities;

     . commercial paper rated at the time of purchase within the highest rating category assigned by one or more unaffiliated nationally recognized statistical rating organizations (each a "Rating Agency") and corporate bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies;

     . unrated commercial paper, corporate bonds and other instruments that are of comparable quality as determined by the Adviser pursuant to guidelines approved by the Company's Board of Directors;

     . asset-backed securities rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     .      obligations issued by state and local governmental bodies; and

     .      repurchase agreements relating to the above instruments.

     See Appendix A for a description of applicable debt security ratings.

Government Money Market Fund

     The Government Money Market Fund invests in a portfolio of direct Treasury obligations, other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations.

Tax-Exempt Money Market Fund

     The Tax-Exempt Money Market Fund invests primarily in:

     . municipal notes, including variable rate demand notes, rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . tax-exempt commercial paper rated at the time of purchase within the highest rating category assigned by one or more Rating Agencies;

     . municipal bonds rated at the time of purchase within one of the two highest rating categories assigned by one or more Rating Agencies; and

     . unrated municipal notes, tax-exempt commercial paper, municipal bonds and other instruments that are of comparable quality as determined by the

            Adviser pursuant to guidelines approved by the Company's Board of Directors.

          See Appendix A for a description of applicable debt security ratings.

          As a matter of fundamental policy, during normal market conditions at least 80% of the Tax-Exempt Money Market Fund's total assets will be invested in municipal obligations the interest on which is exempt from regular federal income tax and is not treated as a specific tax preference item under the federal alternative minimum tax for either individuals or corporations. Up to 20% of the Fund's total assets may be invested in private activity bonds that are subject to the federal alternative minimum tax or taxable money market instruments, although the Fund does not intend to invest in such instruments on a regular basis.

Growth & Income, Equity Income and Equity Growth Funds

          During normal market and economic conditions, each of the Growth & Income, Equity Income and Equity Growth Funds may hold up to 25% of its total assets in debt securities. These securities will either be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or will be debt obligations, including but not limited to debt obligations convertible into common stock ("convertible securities"), that at the time of purchase carry one of the three highest ratings assigned by a Rating Agency. Investments may also be made in unrated debt obligations which the Adviser has determined to be of comparable quality. Up to 10% of each Fund's total assets may be invested in convertible securities that are rated at the time of purchase in the fourth highest rating category or lower by one or more Rating Agencies. Convertible securities that carry the lowest of the four highest ratings assigned by a Rating Agency are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Lower quality debt securities (including convertible securities), also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising rates. Securities in the lowest quality category may present the risk of default, or may be in default. See Appendix A for a description of applicable debt security ratings.

International Equity Fund

          Currently, the Fund is authorized to invest in the securities of issuers located in Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, Spain, South Africa, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, Venezuela and Zimbabwe. The Fund may also purchase the securities of issuers located in the United States, although it has no present intention of doing so. The Fund may also invest in the securities of foreign issuers in the form of ADRs, EDRs and GDRs as described below under "Additional Information on Investment Policies and Risks."

Diversified Real Estate Fund

          The Diversified Real Estate Fund invests primarily in domestic equity securities of companies principally engaged in the real estate business. Companies principally engaged in the real estate business include real estate investment trusts ("REITs"), real estate operating companies, real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or such company has at least 50% of its assets in such real estate.

          The Fund invests primarily in shares of REITs during normal market and economic conditions. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. For additional tax information, see "Additional Information Concerning Taxes" below. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

          Although the Fund expects to invest primarily in equity securities of companies principally engaged in the real estate business, it may also invest in preferred stocks, investment grade debt obligations, convertible securities (including investment grade bonds and preferred stocks) and warrants. Debt obligations that carry one of the four highest ratings assigned by a Rating Agency are considered to be investment grade. See "Growth & Income, Equity Income and Equity Growth Funds" above for a discussion of certain risks in investing in debt obligations that carry the lowest of the four highest ratings assigned by a Rating Agency.

Limited Maturity Bond Fund

          The Fund invests substantially all of its assets in debt obligations, such as bonds and debentures, of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities with effective maturities of ten years or less; and money market instruments.

Total Return Bond Fund

        The Fund invests substantially all its assets in debt obligations, such as bonds and debentures, of domestic and foreign corporations; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; debt obligations of foreign, state and local governments and their political subdivisions; asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities; and money market instruments.

        Debt securities in which the Fund may invest include Brady Bonds, which are securities issued in various currencies (primarily the U.S. dollar) that have been created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for Latin American debt instruments. Brady Bonds are neither issued nor guaranteed by the U.S. Government. Investments by the Total Return Bond Fund in Brady Bonds are subject to the Fund's limitation on foreign investments.

        Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

        All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

        Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds

          As a matter of fundamental policy, except during temporary defensive periods as a result of adverse market, economic, political or other conditions, at least 80% of the net assets of each of the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund will be invested in securities the interest on which is exempt from regular federal income tax.

          Each Fund may from time to time invest a portion of its assets on a temporary basis (for example, when appropriate municipal obligations are unavailable) or for temporary defensive purposes during periods of unusual market conditions in short-term taxable money market instruments, securities issued by other investment companies which invest in taxable or tax-exempt money market instruments, U.S. Government obligations, and other securities as described below under "Additional Information on Investment Policies and Risks." Investments by a Fund in any such taxable instruments will not exceed 20% of the net assets of the Fund, except when made for temporary defensive purposes during periods of unusual market conditions, when up to 100% of the Fund's assets may be invested in such instruments. Each Fund may also hold uninvested cash reserves pending investment, to meet anticipated redemption requests, or during temporary defensive periods. There is no percentage limitation on the amount of assets which may be held uninvested by each Fund.

Risk Factors

          Market Risk.
          -----------

          To the extent that a Fund invests in equity securities, the Fund is subject to market risk. That is, the possibility exists that common stocks will decline over short or even extended periods of time. Both the U.S. and foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease. Therefore, the net asset value of each Non-Money Market Fund, particularly each Equity Fund, may fluctuate with movements in the equity markets.

          Interest Rate Risk.
          ------------------

          To the extent that a Fund invests in fixed income securities, its holdings of such securities are sensitive to changes in interest rates and the interest rate-environment. Generally, the market value of fixed income securities (including municipal obligations) in the Funds can be expected to vary inversely to changes in prevailing interest rates. You should recognize that in periods of declining interest rates the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and in periods of rising interest rates the market value will tend to decrease. You should also recognize that in periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Each of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and

National Tax-Exempt Bond Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

          Foreign Securities
          ------------------

          There are risks and costs involved in investing in securities of foreign issuers (including foreign governments), which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may involve risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible difficulty in taking appropriate legal action in a foreign court, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of dividends or principal and interest on foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

          Although the International Equity Fund will invest primarily in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares will fluctuate with U.S. dollar exchange rates, as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange-rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

          Certain of the risks associated with investments in foreign securities are heightened with respect to investments in developing countries and fledgling democracies. The risks of expropriation, nationalism and social, political and economic instability are greater in those countries than in more developed capital markets.

  European Currency Unification
  -----------------------------

          Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

          This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

          Real Estate Industry Risk.
          -------------------------

          Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws.

          Changes in interest rates could affect the performance of REITs. In general, during periods of high interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance.

          Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

          Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Additional Information Concerning Taxes" below.


          Derivative Instruments
          ----------------------

          The Non-Money Market Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments).

          Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

          The Adviser (Sub-Adviser in the case of the International Equity Fund) will evaluate the risks presented by the derivative instruments purchased by a Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund's investment objective. It is possible, however, that the Adviser's or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

          Risks Associated with Investments in Maryland Municipal Obligations
          -------------------------------------------------------------------

          The Maryland Tax-Exempt Bond Fund usually invests at least 65% of its total assets among the principal types of investment grade municipal obligations issued by the State of Maryland, its counties, municipalities, other taxing districts and agencies. Risks associated with such municipal obligations vary by type. For example, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State of Maryland. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific healthcare borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured. Following is a general overview of the types of municipal bonds held by the Maryland Tax-Exempt Bond Fund, together with a discussion of some economic risks affecting such bonds.

               As of May 31, 2000, the Maryland Tax-Exempt Bond Fund had significant holdings in:

               . General obligation bonds issued by the State of Maryland, its counties, its two largest cities and certain other agencies;

               . Revenue bonds backed by certain public facility, transportation or special tax revenue;

               . Revenue bonds issued on behalf of private charitable hospital or healthcare corporations, all of which were pre-funded or escrowed to maturity;

               . Revenue bonds issued on behalf of private colleges and universities; and

               .    Housing revenue bonds.

               State and local economic conditions affect the investment quality and value of bonds held by the Maryland Tax-Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from official statements released on or before July 19, 2000, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

               The State of Maryland has a population of approximately 5.2 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical area and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1997. The unemployment figure for 1999 was 3.6% compared to a national rate for the same period of 4.2%. Total employment increased by 8.3% between 1991 and 1999. The State's personal income per capita was the fifth highest in the nation in 1999, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 112.8% of the national average.

               Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds currently held by the Maryland Tax-Exempt Bond Fund. Water and sewer revenues are affected by trends in population and new construction. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. As of mid-year 2000, Maryland hospitals and healthcare corporations generally face a more difficult operating environment than in previous years, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

               To reduce risk, the Maryland Tax-Exempt Bond Fund allocates its investments among the various types of Maryland municipal obligations, evaluates the potential risks and rewards of all securities purchased, does not invest in below-investment grade bonds, and includes some insured and pre-refunded bonds in its portfolio.

               Other Risk Considerations Concerning Municipal Obligations
               ----------------------------------------------------------

               Each of the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations that are private activity bonds the interest on which is subject to the federal alternative minimum tax. Investments in such securities will be subject to each Fund's 20% limitation on taxable investments. Although no Fund presently intends to do so on a regular basis, each Fund may invest 25% or more of its total assets in industrial development bonds issued before August 7, 1986 that are not subject to the federal alternative minimum tax, and in municipal obligations the interest on which is paid solely from revenues of similar projects. When a Fund's assets are concentrated in obligations payable from revenues on similar projects or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) presented by such securities to a greater extent than it would be if its assets were not so concentrated. Furthermore, payment of municipal obligations held by a Fund relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust may be delayed and the amount of the proceeds received may not be enough to pay the principal and accrued interest on the defaulted municipal obligations.

               The Maryland Tax-Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

Additional Information on Investment Policies and Risks

               Quality and Maturity - Money Market Funds
               -----------------------------------------

               All securities acquired by the Money Market Funds will be determined at the time of purchase by the Adviser, pursuant to guidelines approved by the Company's Board of Directors, to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission ("SEC"). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories assigned by at least two Rating Agencies (or one Rating Agency if the security is rated by only one Rating Agency), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and
(b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Company's Board of Directors. In accordance with current SEC regulations, the Prime Money Market Fund intends to invest no more than 5% of its total assets in securities, other than U.S. Government securities, that are rated at the time of purchase within the second highest rating category assigned by one or more Rating Agencies (including securities that are unrated but determined by the Adviser to be of comparable quality). See Appendix A for a description of the Rating Agencies' various rating categories.

               Each Fund is managed so that the average dollar-weighted maturity of all instruments held by it will not exceed 90 days. In no event will a Fund purchase securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

               Government Obligations and Money Market Instruments
               ---------------------------------------------------

               Each Fund except the International Equity Fund may invest in securities issued or guaranteed by the U.S. Government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer's right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the entity's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are backed solely by the issuer's credit. There is no assurance that the U.S. Government would provide support to a U.S. Government-sponsored entity were it not required to do so by law.

               Certain U.S. Government obligations held by the Money Market Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

               Each Fund except the Government Money Market Fund may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each Fund except the International Equity Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund's total assets at the time of purchase. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

               Taxable commercial paper purchased by each Fund will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by the Funds will be rated at the time of purchase within the highest rating category (two highest rating categories with respect to the Prime Money Market Fund) assigned by a Rating Agency. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Prime Money Market Fund may also invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

               Variable and Floating Rate Instruments
               --------------------------------------

               Each Fund may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. Government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by a Money Market Fund must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days' notice. Because of the absence of a market in which to resell a variable or floating rate instrument, a Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

               The Adviser (or Sub-Adviser in the case of the International Equity Fund) will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

               Variable and floating rate demand instruments acquired by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund involved. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

               Municipal Obligations
               ---------------------

               The Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds will invest primarily in municipal obligations. The Equity Income Fund, Equity Growth Fund, Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund (each a "taxable Fund") may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for a taxable Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable Fund that come from interest on municipal obligations will be taxable to shareholders.

               The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer's full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security because if the issuer cannot meet its obligations it draws on a reserve fund, the restoration of which is not a legal requirement. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

               Within the principal classifications described above there are a variety of categories, including certificates of participation and custodial receipts which may be purchased by the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. Certificates of participation represent undivided proportional interests in lease payments by a governmental or non-profit agency. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Certain lease obligations may include "non-appropriation" clauses, which provide that the entity has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Participation in such leases presents the risk that an entity will not appropriate funds for lease payments. For this and other reasons, certificates of participation are generally not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. To the extent that these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities described below under "Managing Liquidity."

               Custodial receipts evidence the right to receive either specific future interest payments, principal payments or both on certain municipal obligations. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" or "M-CATS", and "Municipal Zero-Coupon Receipts."

               The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may also make privately arranged loans to municipal borrowers. Generally such loans are unrated, in which case they will be determined by a Fund's Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund. Such loans may be secured or unsecured and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities.

               In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Company and the Adviser rely on these opinions and do not intend to review the bases for them.

               Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund's portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

               Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments provided that, in the case of the Prime Money Market and Tax-Exempt Money Market Funds, they have remaining maturities of 397 days or less at the time of purchase.

               Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. The Tax-Exempt Money Market Fund will not invest in such bonds where the payment of principal and interest are the responsibility of a company (including predecessors) with less than three years of continuous operation.

               The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer" as that term is used in the Prospectuses and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

               An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

               From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes"). Moreover, with respect to Maryland municipal obligations, the Maryland Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Maryland legislature concerning the Maryland income tax status of interest on such obligations, or what proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally, or Maryland municipal obligations specifically, for investment by a Fund and the liquidity and value of a Fund's portfolio. In such an event, the Company would reevaluate the investment objectives and policies of such Funds.

               Stand-By Commitments
               --------------------

               The Tax-Exempt Money Market, Equity Income, Equity Growth, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may acquire "stand-by commitments" with respect to municipal obligations held in their portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

               The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the particular Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

               The Funds intend to enter into stand-by commitments only with banks, brokers or dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. Each Fund's reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

               The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

               Convertible Securities
               ----------------------

               Convertible securities which may be purchased by the Growth & Income, Equity Income, Equity Growth, International Equity, Diversified Real Estate and Total Return Bond Funds entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

               In selecting convertible securities, the Adviser (or the Sub-Adviser) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Adviser) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

               Asset-Backed Securities
               -----------------------

               The Prime Money Market Fund, Limited Maturity Bond Fund and Total Return Bond Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities purchased by the Prime Money Market Fund will have remaining maturities of 397 days or less. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

               Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

               The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

               Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund's limitation on illiquid investments described below under "Managing Liquidity."

               Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

               Mortgage-Related Securities
               ---------------------------

               The Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. Government stripped mortgage-backed securities ("SMBS").

               CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

               SMBS represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. Government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificate.

               The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of rising interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund's principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBS may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

               There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

          Lower Quality Debt Securities ("Junk Bonds").
          --------------------------------------------

          The Growth & Income, Equity Income and Equity Growth Fund may purchase lower quality debt securities convertible into common stock and the Total Return Bond Fund may invest up to 10% of its net assets in lower quality debt securities. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

          Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

          Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

          A Fund may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

          Repurchase Agreements
          ---------------------

          Each Fund except the Tax-Exempt Money Market Fund may buy portfolio securities subject to the seller's agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

          The repurchase price under repurchase agreements generally is equal to the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Adviser (or Sub-Adviser in the case of the International Equity
Fund) will enter into repurchase agreements only with financial institutions it deems creditworthy, and during the term of any repurchase agreement, the Adviser (or Sub-Adviser) will continue to monitor the creditworthiness of the seller.

          Reverse Repurchase Agreements
          -----------------------------

          Each Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

          Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Funds would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase.

          When-Issued Purchases and Forward Commitments
          ---------------------------------------------

          Each Fund (other than the Growth & Income and International Equity Funds) may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes.

          When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Funds expect that their commitments to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of their total assets. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

          A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

          When a Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets, and fluctuations in the value of the underlying securities are not reflected in such Fund's net asset value as long as the commitment remains in effect.

          Other Investment Companies
          --------------------------

          In connection with the management of its daily cash position, each Fund may invest in securities issued by other investment companies which invest in eligible quality, short-term debt securities, whether taxable or tax-exempt, and which seek to maintain a $1.00 net asset value per share, i.e., "money market" funds. In addition, each Non-Money Market Fund may invest in securities issued by other non-money market investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.

          The Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          Lending Portfolio Securities
          ----------------------------

          Each Fund except the Tax-Exempt Money Market Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. Although securities loans will be fully collateralized, such loans present risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. However, loans will be made only to borrowers deemed by the Adviser (or Sub-Adviser in the case of the International Equity Fund) to be of good standing and only when, in the Adviser's (or Sub-Adviser's) judgment, the income to be earned from the loans justifies the attendant risks.

          When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and also earns income on the loans. Any cash collateral received by a Fund in connection with such loans will be invested in short-term money market obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. While there is no limit on the amount of securities which the Funds may loan, fees attributable to securities lending activities are subject to certain limits under the Internal Revenue Code of 1986, as amended.

          Standard & Poor's Depository Receipts, Standard & Poor's MidCap 400
          ------------------------------------------------------------------
          Depository Receipts and The Dow Industrials DIAMONDS.
          ----------------------------------------------------

          The Growth & Income, Equity Income and Equity Growth Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs") and The Dow Industrials DIAMONDS ("DIAMONDS"). SPDRs represent ownership in the SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to tract the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

          American, European and Global Depository Receipts.
          -------------------------------------------------

          The International Equity Fund may invest up to 100% of its total assets, and the Growth & Income, Equity Income, Equity Growth, Limited Maturity Bond and Total Return Bond Funds each may invest up to 25% of its total assets, in ADRs, EDRs, GDRs and similar securities. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of underlying foreign or U.S. securities. GDRs are depository receipts structured similarly to EDRs and are issued and traded in several international financial markets. GDRs are designed for trading in non-U.S. securities markets. These instruments may not be denominated in the same currency as the securities they represent. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

          Foreign Currency Exchange Contracts
          -----------------------------------

          The Growth & Income, Equity Income, Equity Growth, International Equity, Limited Maturity Bond and Total Return Bond Funds may from time to time enter into forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency
Unit) relating to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund involved to establish a rate of exchange for a future point in time. A Fund may enter into forward foreign currency exchange contracts when deemed advisable by the Adviser (or Sub-Adviser in the case of the International Equity Fund) under two circumstances.

          First, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received. This is sometimes referred to as "transaction hedging".

          Second, when the Adviser (or Sub-Adviser) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. This is sometimes referred to as "position hedging". The Funds do not intend to enter into forward contracts for position hedging purposes on a regular or continuing basis.

          None of the Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. In addition, the Funds will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A Fund's Custodian will place in a separate account cash or liquid portfolio securities in an amount equal to the value of such Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

          At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the federal tax treatment of forward contracts, see "Additional Information Concerning Taxes - Growth & Income, Equity Income, Equity Growth, International Equity, Diversified Real Estate, Limited Maturity Bond and Total Return Bond Funds."

          Options Trading
          ---------------

          Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds. The Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

          A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its Custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its Custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its Custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the Custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.

          The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

          A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          Options purchased by a Fund will not exceed 5%, and options written by a Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

          Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

          Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          Futures and Related Options
          ---------------------------

          The Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index. A Fund may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments).

  Each of these Funds may also purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          The International Equity Fund may enter into interest rate futures contracts, other types of financial futures contracts (such as foreign currency futures contracts, which are similar to forward foreign currency contracts described above) and related futures options, as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets.

          More information regarding futures contracts and related options can be found in Appendix B.

          Rights and Warrants
          -------------------

          The Equity Income, Equity Growth, International Equity, Diversified Real Estate and Total Return Bond Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. No Fund intends to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

          Other Investment Policies and Techniques of the International Equity
          --------------------------------------------------------------------
Fund
----

          From time to time the International Equity Fund may use the investment techniques identified below. It is the International Equity Fund's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques, except that a different limitation applies to writing foreign currency call options.

          - Foreign Currency Put Options. The International Equity Fund may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Fund, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

          - Foreign Currency Call Options. A call option written by the International Equity Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until the expiration of the option. The Fund may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Fund to cover such call writing.

          - Unlisted Foreign Currency Put and Call Options. A number of major investment firms trade unlisted currency options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the International Equity Fund's limitation on investments in illiquid securities.

          Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

          Managing Liquidity
          ------------------

          Disposing of illiquid investments may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible to dispose of such investments promptly at an acceptable price. Additionally, the absence of a trading market can make it difficult to value a security. For these and other reasons the Funds will not invest more than 15% (10% with respect to the Growth & Income, Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Prime Money Market, Government Money Market and Limited Maturity Bond Funds) of the value of their respective net assets in illiquid securities. Illiquid securities include repurchase agreements and time deposits that do not permit a Fund to terminate them after seven days' notice, restricted securities, unlisted foreign currency options and other securities, for which market quotations are not readily available. Certain securities that might otherwise be considered illiquid, however, such as some issues of commercial paper and variable amount master demand notes with maturities of nine months or less and securities for which the Adviser (Sub-Adviser in the case of the International Equity Fund) has determined pursuant to guidelines adopted by the Company's Board of Directors that a liquid trading market exists (including certain securities that may be purchased by institutional investors under SEC Rule 144A) are not subject to this limitation. Investments in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers were no longer interested in purchasing these restricted securities.

Portfolio Transactions and Turnover

          Subject to the general supervision and approval of the Company's Board of Directors, Mercantile-Safe Deposit and Trust Company (the "Adviser" or "Mercantile") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund other than the International Equity Fund. BlackRock International, Ltd. ("BlackRock or the "Sub-Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Equity Fund in accordance with the investment policies and requirements established by the Adviser.

          Portfolio securities for the Money Market Funds are generally purchased and sold either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually effected as principal transactions and therefore do not involve the payment of brokerage commissions. No brokerage commissions were paid with respect to the Money Market Funds during the fiscal years ended May 31, 1998, May 31, 1999 and May 31, 2000.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. During the fiscal years ended May 31, 1998, May 31, 1999 and May 31, 2000, brokerage commissions of $89,596, $226,232 and $229,237, respectively, were paid by the Growth & Income Fund and brokerage commissions of $239,061, $290,323 and $742,166, respectively, were paid by the International Equity Fund. There was a significant increase in the amount of brokerage commissions paid by the International Equity Fund for the fiscal year ended May 31, 2000 as compared to the amounts of brokerage commissions paid by the Fund for the fiscal year ended May 31, 2000. See the discussion below concerning the increase in the Fund's portfolio turnover rate as to the reasons for this increase is brokerage commissions. During the fiscal period August 1, 1997 (commencement of operations) through May 31, 1998 and the fiscal years ended May 31, 1999 and May 31, 2000, brokerage commissions of $14,747, $9,546 and $18,378, respectively, were paid by the Diversified Real Estate Fund. During the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998 and the fiscal years ended May 31, 1999 and May 31, 2000, brokerage commissions of $34,028, $230,920 and $576,052, respectively, were paid by the Equity Income Fund. During the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998 and the fiscal years ended May 31, 1999 and May 31, 2000, brokerage commissions of $11,412, $58,162 and $32,580, respectively, were paid by the Equity Growth Fund. During such periods no brokerage commissions were paid to any affiliated person of the Fund.

          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser (or Sub-Adviser in the case of the International Equity Fund), where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

          Securities purchased and sold by the Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds are generally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. No brokerage commissions were paid with respect to (i) the Limited Maturity Bond Fund or Maryland Tax-Exempt Bond Fund during the fiscal years ended May 31, 1998, May 31, 1999 and May 31, 2000, or (ii) the Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund during the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998 and the fiscal years ended May 31, 1999 and May 31, 2000.

          The Tax-Exempt Money Market Fund and each of the Non-Money Market Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser (or Sub-Adviser in the case of the International Equity Fund), in its sole discretion, believes such practice to be otherwise in the Fund's interests.

          In making portfolio investments, the Adviser (or Sub-Adviser in the case of the International Equity Fund) seeks to obtain the best net price and the most favorable execution of orders. The Adviser (or Sub-Adviser) may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds or the Adviser (or Sub-Adviser). The Adviser (or Sub-Adviser) is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser (or Sub-Adviser) determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Sub-Adviser's) overall responsibilities to the particular Fund and to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser (or Sub-Adviser in the case of the International Equity Fund) and does not reduce the advisory fees payable by the Funds or the sub-advisory fees payable by the Adviser. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. During the fiscal year ended May 31, 2000, the Funds paid no soft dollar commissions.

          With respect to the Money Market Funds, the Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Funds prior to their maturity at their original cost plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if it believes that the Funds' anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged, and may in the future charge, a higher price for commercial paper where they undertake to repurchase it prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Funds on the commercial paper. The Adviser may pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Funds' liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser (or Sub-Adviser in the case of the International Equity Fund). Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

          The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, Sub-Adviser, BISYS Fund Services Limited Partnership ("BISYS") or any affiliated person (as such term is defined in the 1940 Act) of any of them, except to the extent permitted by the 1940 Act or the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

          The Funds may from time to time purchase securities issued by the Company's "regular broker/dealers." During the fiscal year ended May 31, 2000, the Funds held securities issued by the "regular broker/dealers" of the Company as follows: (1) the Prime Money Market Fund held securities of Bank of America with a value of $20,000,000, Merrill Lynch with a value of $12,006,000, Morgan Stanley with a value of $9,946,000, Goldman, Sachs & Co. with a value of $9,909,000 and Wachovia with a value of $10,000,000; (2) the Growth & Income Fund held securities of Goldman, Sachs & Co. with a value of $3,193,000 and Morgan Stanley with a value of $3,913,000; (3) the Equity Income Fund held securities of J.P. Morgan & Co. with a value of 3,933,000; and (4) the Equity Growth Fund held securities of Morgan Stanley with a value of $1,036,000.

          The ratings assigned by each Rating Agency represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser (or Sub-Adviser in the case of the International Equity Fund), when authorized, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

          The Money Market Funds do not intend to seek profits through short-term trading. The Money Market Funds' annual portfolio turnover rates will be relatively high but portfolio turnover is not expected to have a material effect on their net income. The Money Market Funds' portfolio turnover rates are expected to be zero for regulatory reporting purposes.

          Under certain market conditions, the Non-Money Market Funds may experience high portfolio turnover rates as a result of their investment strategies. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund involved and ultimately by its shareholders.

          A Fund may sell a portfolio security soon after it is purchased if the Adviser (Sub-Adviser in the case of the International Equity Fund) believes that a sale is consistent with the Fund's investment objective. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses, tax consequences (including the possible realization of additional taxable capital gains and income) and other transaction costs, which must be borne directly by the Fund involved and ultimately by its shareholders.

          Portfolio turnover rates for the Non-Money Market Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for the Non-Money Market Funds, and each of those Funds may engage in short-term trading to achieve its investment objective.

          There was a significant increase in the portfolio turnover rate for the International Equity Fund for the fiscal year ended May 31, 2000 from the Fund's portfolio turnover rate for the fiscal year ended May 31, 1999 largely as a result of two factors: (i) a determination by the Sub-Adviser to reduce the total number of holdings in the portfolio to reflect more accurately the increasingly concentrated nature of the international indices and to implement the Sub-Adviser's strategy to manage a more focused and concentrated portfolio and (ii) unusual market circumstances in which technology-related sectors were extremely strong for much of the period, but reached a level at which it was thought appropriate to reduce substantially the exposure to the sectors, which, at their peak, accounted for over 25% of the Fund's benchmark index.

FUNDAMENTAL LIMITATIONS
-----------------------

          The investment objective of each of the Growth & Income Fund, International Equity Fund, Diversified Real Estate Fund, Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Prime Money Market Fund, Government Money Market Fund and Limited Maturity Bond Fund discussed in the relevant prospectus and is "fundamental," which means that it may not be changed for a Fund without the approval of a majority of that Fund's outstanding shares. The investment objective of each of the Equity Income Fund, Equity Growth Fund, Tax-Exempt Bond Fund, National Tax-Exempt Bond Fund and Total Return Bond Fund discussed in the relevant prospectus and may be changed by the Company's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before such a change occurs. Unless otherwise noted, each Fund's investment policies discussed above and are not fundamental and may be changed by the Company's Board of Directors without shareholder approval.

          Each Fund is subject to the following fundamental limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined below under "Miscellaneous").

          No Fund may:

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or, with respect to each Fund other than the International Equity Fund, more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that (i) up to 25% of the value of the total assets of each Fund other than the Maryland Tax-Exempt Bond Fund may be invested without regard to these limitations; and (ii) up to 50% of the value of the Maryland Tax-Exempt Bond Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax-Exempt Bond Fund's total assets may be invested in the securities of any one issuer. For purposes of these limitations, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security will not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

          2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the Diversified Real Estate Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business, and provided further that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; (ii) with respect to the Money Market Funds only, obligations issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

          3. Borrow money or, with respect to the Non-Money Market Funds, issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% (5% in the case of the International Equity Fund) of the value of its total assets at the time of such borrowing. A Fund (other than the Tax-Exempt Money Market
Fund) will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of such Fund's total assets are outstanding. The Tax-Exempt Money Market Fund will not purchase portfolio securities while any borrowings (including reverse repurchase agreements and borrowings from banks) are outstanding. Securities held by a Non-Money Market Fund in escrow or separate accounts in connection with the Fund's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate; (b) the Tax-Exempt Money Market, Equity Income, Equity Growth, Limited Maturity Bond, Total Return Bond, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in municipal obligations secured by real estate or interests therein; (c) the Non-Money Market Funds may purchase securities which are secured by real estate or interests therein; (d) the Limited Maturity Bond, Total Return Bond and Diversified Real Estate Funds may invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities; and (e) the Diversified Real Estate Fund may sell any real estate it acquires as a result of a default on debt securities held by the Fund.

          5. Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies, and limitations may be deemed to be underwriting.

          6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except that (a) the Tax-Exempt Money Market Fund may purchase put options on municipal obligations; and (b) the Non-Money Market Funds may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

          7. Purchase securities of companies for the purpose of exercising control.

          8. Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) each Non-Money Market Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that (a) each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) each Non-Money Market Fund may enter into futures contracts and related options.

          10. Make loans, except that (a) each Fund may purchase and hold debt instruments in accordance with its investment objective and policies; (b) each Fund except the Tax-Exempt Money Market Fund may enter into repurchase agreements with respect to portfolio securities; (c) each Fund except the Tax-Exempt Money Market Fund may lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund's permitted investments and is equal at all times to at least 100% of the value of the securities loaned; and (d) the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may invest in privately arranged loans in accordance with their investment objectives and policies.

          In addition, no Money Market Fund may:

          11. Knowingly invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons.

          12. Issue senior securities, except that, subject to the percentage limitations set forth in Investment Limitation No. 3 above, each Fund may borrow money from banks and enter into reverse repurchase agreements for temporary purposes and pledge assets in connection with any such borrowing.

          If a percentage limitation set forth above is met at the time an investment is made, a subsequent change in that percentage resulting from a change in value of a Fund's portfolio securities does not mean that the limitation has been violated.

          As a matter of non-fundamental policy and in accordance with current regulations of the SEC, the Prime Money Market and Tax-Exempt Money Market Funds intend to subject their entire investment portfolios, other than U.S. Government securities, to the 5% limitation described in Fundamental Limitation No. 1 above. However, in accordance with such regulations, a Fund may invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days, provided the securities are rated at the time of purchase in the highest rating category assigned by one or more Rating

Agencies or are determined by the Adviser to be of comparable quality. A Fund may not hold more than one such investment at any one time.

          Although the foregoing investment limitations would permit the Growth & Income, Diversified Real Estate, Limited Maturity Bond and Maryland Tax-Exempt Bond Funds to invest in options, futures contracts and related options, as specified above, such Funds do not currently intend to engage in such transactions. Prior to engaging in such transactions, such Funds would add appropriate disclosure concerning the Funds' investment in such instruments to the relevant Prospectuses and this Statement of Additional Information.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
----------------------------------------------

          Information on how to purchase and redeem a Fund's shares is included in the Funds' Prospectuses. Shares of each Fund are sold on a continuous basis by the Company's distributor, BISYS Fund Services Limited Partnership, which has agreed to use appropriate efforts to promote the Company and to solicit orders for the purchase of such shares.

          If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable.

          Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectuses, the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

          The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in readily marketable securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund's net asset value (a "redemption in-kind"). If payment is made in securities, a shareholder may incur transaction costs in converting the securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Company is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


NET ASSET VALUE
---------------

All Funds
---------

          The net asset value per share of a Fund is calculated by dividing the total value of the assets belonging to the Fund, less the liabilities of the Fund, by the number of outstanding shares of the Fund. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Company allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. Subject to the provisions of the Company's Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

Money Market Funds - Use of Amortized Cost Method
-------------------------------------------------

          The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities. Pursuant to this method, an instrument is initially valued at cost and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Money Market Fund would receive if it sold the instrument. The market value of portfolio securities held by a Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

          In connection with its use of amortized cost valuation, the Company limits the dollar-weighted average maturity of each Money Market Fund's portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 397 days (with certain exceptions). The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Non-Money Market Funds
----------------------

          The Equity Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. A security that is primarily traded on a domestic securities exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company's Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and asked prices in the over-the-counter market.

          The Bond Funds' investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities for which market quotations are readily available (other than securities with remaining maturities of 60 days or less) are valued at the mean of the most recent bid and asked prices.

          For each Non-Money Market Fund, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Directors determines that this does not constitute fair value.


ADDITIONAL INFORMATION CONCERNING TAXES
---------------------------------------

          The following summarizes certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond
-------------------------------------------------------------------------------
and National Tax-Exempt Bond Funds
----------------------------------

          For purposes of this discussion regarding additional information concerning taxes, the Tax-Exempt Money Market, Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be collectively referred to as the "Tax-Exempt Funds."

          As described above and in their Prospectuses, the Tax-Exempt Funds are designed to provide investors with income exempt from regular federal income tax and, with respect to the Maryland Tax-Exempt Bond Fund, Maryland state and local income tax. These Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation. The Tax-Exempt Money Market Fund is not designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations. In addition, each Tax-Exempt Fund must distribute an amount equal to at least the sum of 90% of its net exempt-interest income, if any, and 90% of its investment company taxable income, if any, with respect to each taxable year. After the close of the taxable year, each Tax-Exempt Fund will notify shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund for the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

Growth & Income, Equity Income, Equity Growth, International Equity, Limited
----------------------------------------------------------------------------
Maturity Bond and Total Return Bond Funds
-----------------------------------------

     With respect to the Growth & Income, Equity Income, Equity Growth, International Equity, Limited Maturity Bond and Total Return Bond Funds, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument, if such instrument is not subject to the mark-to-market rules under the Code. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules.

     Dividends paid by the Funds will be eligible for the dividends received deduction allowed to certain corporations only to the extent of the total qualifying dividends received by a Fund from domestic corporations for a taxable year. Corporate shareholders will have to take into account the entire amount of any dividend received in making certain adjustments for federal alternative minimum tax purposes. The dividends received deduction is not available for capital gain dividends.

Diversified Real Estate Fund
----------------------------

     The Diversified Real Estate Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The

Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

All Funds
---------

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in that month will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during the following January.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of any ordinary taxable income and any capital gain net income to avoid liability for this excise tax.

     Each Fund is treated as a separate entity under the Code. During the most recent taxable year, each Fund qualified as a "regulated investment company." Although each Fund expects to qualify as a regulated investment company in subsequent years and to be relieved of all or substantially all federal income taxes, and in the case of the Maryland Tax-Exempt Bond Fund, Maryland state and local income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (whether or not derived from interest on municipal obligations in the case of the Tax-Exempt Funds) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction allowed to corporations under the Code. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


MANAGEMENT OF THE COMPANY
-------------------------

Directors and Officers
----------------------

     The business of the Company is managed under the general supervision of the Company's Board of Directors. The Directors and officers of the Company, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                              Principal Occupation
                           Position with      During Past 5 Years
Name and Address           the Company        and Other Affiliations
----------------           ------------       ----------------------

LESLIE B. DISHAROON*       Chairman of the    Retired; Director, Baltimore
11321 John Carroll Road    Board and          Gas & Electric Company; Director,
Owings Mills, MD 21117     President          Travelers Inc. (diversified
Age: 67                                       financial services); Director, GRC
                                              International, Inc. (technology
                                              based services and products);
                                              Director, Aegon USA, Inc. (holding
                                              company-insurance).


DECATUR H. MILLER*         Director and       Retired.
26 Whitfield Road          Treasurer
Baltimore, MD 21201
Age: 67

EDWARD D. MILLER           Director           Dean/Chief Executive Officer,
Johns Hopkins Medicine                        John Hopkins Medicine, January
720 Rutland Street                            1997 to date; Interim Dean, Johns
Baltimore, MD 21205-2196                      Hopkins Medicine, March 1996 to
Age: 57                                       January 1997; Chairman, Department
                                              of Anesthesiology and Critical
                                              Care Medicine, Johns Hopkins
                                              University, July 1994 to date.

JOHN R. MURPHY             Director           Vice Chairman, National Geographic
3115 Blendon Road                             Society, March 1998 to date;
Owings Mills, MD 21117                        President and Chief Executive
Age: 66                                       Officer, National Geographic
                                              Society May 1996 to March 1998.

                                                Principal Occupation
                             Position with      During Past 5 Years
Name and Address             the Company        and Other Affiliations
----------------             ------------       ----------------------

GEORGE R. PACKARD, III       Director           President, U.S. - Japan
U.S. Japan Foundation                           Foundation July 1998 to date;
145 East 32nd Street                            Visiting President,
York City, NY 10016                             International University of
Age: 68                                         Japan, 1994 to date; Former
                                                Dean, School of Advanced
                                                International Studies at The
                                                Johns Hopkins University;
                                                Director, Offitbank (private
                                                bank).

W. BRUCE McCONNEL            Secretary          Partner of the law firm of
One Logan Square                                Drinker Biddle & Reath LLP,
18/th/ & Cherry Streets                         Philadelphia, Pennsylvania.
Philadelphia, PA 19103-6996
Age: 57

___________________

* Messrs. Disharoon and Miller are considered to be "interested persons" of the Company as defined in the 1940 Act.
                           _________________________

     Each Director of the Company receives an annual fee of $9,500 plus $2,000 for each Board meeting attended and reimbursement for expenses incurred as a Director. Additionally, the Chairman of the Board and President of the Company receives an additional annual fee of $7,500 for his services in such capacities. For the fiscal year ended May 31, 2000, the Company paid or accrued for the account of its Directors as a group, for services in all capacities, a total of $107,000. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     The following chart provides certain information about the fees received by the Company's Directors for their services as members of the Board of Directors and as officers of the Company for the fiscal year ended May 31, 2000:



                                              PENSION OR           TOTAL
                                              RETIREMENT        COMPENSATION
                             AGGREGATE         BENEFITS           FROM THE
                           COMPENSATION       ACCRUED AS         COMPANY AND
    NAME OF                  FROM THE          PART OF          FUND COMPLEX*
PERSON/POSITION              COMPANY           COMPANY             PAID TO
                                              EXPENSES            DIRECTORS


Leslie B. Disharoon          $29,000             N/A               $29,000
Chairman of the Board of

Directors and President

Decatur H. Miller            $21,500             N/A               $21,500
Director and Treasurer

Edward D. Miller, M.D.       $17,500             N/A               $17,500
Director

John R. Murphy               $21,500             N/A               $21,500
Director

George R. Packard, III       $17,500             N/A               $17,500
Director

*     The "Fund Complex" consists solely of the Company.

Service Providers
-----------------

     The Company has also employed a number of professionals to provide investment management and other important services to the Funds. Mercantile-Safe Deposit and Trust Company ("Mercantile") serves as the Funds' investment adviser and administrator and has its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201. BlackRock International, Ltd. ("BlackRock" or the "Sub-Adviser") acts as sub-adviser for the International Equity Fund and is located at 7 Castle Street, Edinburgh, EH2-3AH, Scotland. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the registered broker-dealer that sells the Funds' shares, and BISYS Fund Services Ohio, Inc., also a wholly-owned subsidiary of The BISYS Group, Inc. and located at the same address, provides fund accounting services to the Funds and serves as the transfer and dividend disbursing agent for the Funds. The Funds also have custodians, The Fifth Third Bank, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, for each Fund except the International Equity Fund, and State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, for the International Equity Fund.

     The Company, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular code of ethics to invest in securities, including securities that may be purchased or held by the Funds.

Advisory and Sub-Advisory Services
----------------------------------

     Mercantile serves as investment adviser to the Funds pursuant to an Advisory Agreement dated July 24, 1998. BlackRock provides sub-advisory services with respect to the International Equity Fund pursuant to a Sub-Advisory Agreement dated March 19, 1996. Each of the Adviser and Sub-Adviser has agreed to pay all expenses incurred by it in connection with its activities.

     In its capacity as investment adviser, Mercantile is entitled to advisory fees from the Funds that are calculated daily and paid monthly at the following annual rates: with respect to the Tax-Exempt Money Market Fund: .25% of the first $1 billion of the Fund's average daily net assets plus .20% of the Fund's average daily net assets in excess of $1 billion; with respect to the Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund: .50% of the first $1 billion of each Fund's average daily net assets plus .25% of each Fund's average daily net assets in excess of $1 billion; with respect to the Growth & Income Fund, Equity Income Fund and Equity Growth Fund: .60% of the first $1 billion of each Fund's average daily net assets plus .40% of each Fund's average daily net assets in excess of $1 billion; with respect to the International Equity Fund: .80% of the first $1 billion of the Fund's average daily net assets plus .70% of the Fund's average daily net assets in excess of $1 billion; with respect to the Diversified Real Estate Fund: .80% of the first $1 billion of the Fund's average daily net assets plus .60% of the Fund's average daily net assets in excess of $1 billion; with respect to the Prime Money Market Fund and Government Money Market Fund: .25% of the first $1 billion of each Fund's average daily net assets plus .20% of each Fund's average daily net assets in excess of $1 billion; and with respect to the Limited Maturity Bond Fund and Total Return Bond Fund: .35% of the first $1 billion of each Fund's average daily net assets plus .20% of each Funds' average daily net assets in excess of $1 billion. Mercantile has agreed to pay BlackRock a sub-advisory fee, computed daily and paid quarterly, at the annual rate of .45% of the International Equity Fund's average daily net assets. The fees paid by Mercantile to BlackRock for the International Equity Fund come out of Mercantile's advisory fee and are not an additional expense of the Fund.

     For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, (i) the Company paid advisory fees, net of waivers, of $1,152,468, $1,129,207 and $962,316, respectively, with respect to the Prime Money Market Fund; $963,062, $941,416 and $825,313, respectively, with respect to the Government Money Market Fund; and $353,220, $254,389 and $198,496, respectively, with respect to the Tax-Exempt Money Market Fund; and (ii) the Adviser voluntarily waived fees of $100,215, $98,192 and $40,097, respectively, with respect to the Prime Money Market Fund; $131,327, $128,375 and $71,766, respectively, with respect to the Government Money Market Fund; and $48,166, $34,689 and $17,260, respectively, with respect to the Tax-Exempt Money Market Fund.

     For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, (i) the Company paid advisory fees, net of waivers, of $2,269,935, $1,938,714 and $767,215, respectively, with respect to the Growth & Income Fund; $747,127, $574,593 and $610,879, respectively, with respect to the International Equity Fund; $413,233, $382,295 and $63,788, respectively, with respect to the Limited Maturity Bond Fund; and $49,354, $28,495 and $6,676, respectively, with respect to the Maryland Tax-Exempt Bond Fund; and (ii) the Adviser voluntarily waived fees of $445,855, $411,721 and $297,277, respectively, with respect to the Growth & Income Fund; $72,803, $70,270 and $50,027, respectively, with respect to the International Equity Fund; $156,329, $171,586 and $88,067, respectively, with respect to the Limited Maturity Bond Fund; and $95,499, $83,180 and $44,200, respectively, with respect to the Maryland Tax-Exempt Bond Fund.

     For the fiscal years ended May 31, 2000, May 31, 1999 and the fiscal period August 1, 1997 (commencement of operations) through May 31, 1998 (i) the Company paid advisory fees, net of waivers, of $44,027, $22,159 and $0, respectively, with respect to the Diversified Real Estate Fund; and (ii) the Adviser voluntarily waived fees of $30,336, $28,021 and $39,899, respectively, with respect to the Diversified Real Estate Fund.

     For the fiscal years ended May 31, 2000, May 31, 1999 and the fiscal period March 1, 1998 (commencement of operations) through May 31, 1998, (i) the Company paid advisory fees, net of waivers, of $1,299,743, $1,478,563 and $372,016, respectively, with respect to the Equity Income Fund; $284,474, $154,380 and $27,570, respectively, with respect to the Equity Growth Fund; $260,561, $235,007 and $50,019, respectively, with respect to the Total Return Bond Fund; $192,414, $202,771 and $48,852, respectively, with respect to the Intermediate Tax-Exempt Bond Fund; and $418,650, $399,048 and $91,231, respectively, with respect to the National Tax-Exempt Bond Fund; and (ii) the Adviser voluntarily waived fees of $271,976, $353,844 and $129,579, respectively, with respect to the Equity Income Fund; $74,714, $73,751 and $26,666, respectively, with respect to the Equity Growth Fund; $153,968, $138,868 and $38,983, respectively, with respect to the Total Return Bond Fund; $244,980, $258,071 and $73,932, respectively, with respect to the Intermediate Tax-Exempt Bond Fund; and $453,537, $501,170 and $130,803, respectively, with respect to the National Tax-Exempt Bond Fund.

     For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, (i) the Adviser paid the Sub-Adviser sub-advisory fees, net of waivers, of $420,259, $323,380 and $343,620, respectively, and (ii) the Sub-Adviser waived sub-advisory fees of $40,952, $39,355 and $28,140, respectively.

     Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, and the Company has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

     Unless sooner terminated, the Advisory Agreement will continue in effect through July 31, 2001 and the Sub-Advisory Agreement will continue in effect until July 20, 2001. The Advisory Agreement and Sub-Advisory Agreement each will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Company's Board of Directors or by the affirmative vote of a majority of the outstanding shares of each Fund, provided that in either event such Agreement's continuance also is approved by a majority of the Company's Directors who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreement each may be terminated by the Company or the Adviser (or the Sub-Adviser in the case of the Sub-Advisory Agreement) on 60 days written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Company would be required, at the request of the Adviser, to change its name to a name not including "M.S.D. & T." or "Mercantile-Safe Deposit and Trust Company."

Administrator
-------------

     Mercantile serves as the Company's administrator pursuant to an Administration Agreement dated as of May 28, 1993 (the "Administration Agreement") and generally assists in all aspects of the Company's operation and administration. Mercantile has agreed to maintain office facilities for the Company, prepare reports to shareholders, coordinate federal and state returns, furnish the Company with statistical and research data, clerical and certain other services required by the Company, assist in updating the Company's Registration Statement for filing with the SEC, and perform other administrative functions.

     The Administration Agreement provides that Mercantile shall not be liable for acts or omissions which do not constitute willful misfeasance, bad faith or gross negligence on the part of Mercantile, or reckless disregard by Mercantile of its duties under the Administration Agreement.

     In its capacity as administrator, Mercantile is also entitled to an administration fee, computed daily and paid monthly, at the annual rate of .125% of the average daily net assets of each Fund.

Custodians
----------

     The Fifth Third Bank ("Fifth Third") serves as custodian of the assets of each Fund except the International Equity Fund, and State Street Bank and Trust Company ("State Street") serves as custodian of the assets of the International Equity Fund, pursuant to separate Custody Agreements, under which each custodian has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments; and (iv) make periodic reports to the Company concerning each Fund's operations. Each Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that the Custodian shall remain liable for the performance of all of its duties under its respective Custody Agreement and will hold the Fund or Funds harmless from losses caused by the negligence or willful misconduct of any bank or trust company serving as sub-custodian.

     The Company has established a line of credit with Fifth Third Bank with respect to all Funds except the International Equity Fund. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund's borrowings under the line of credit exceed 5% of its net assets that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum.

Distributor, Transfer and Dividend Disbursing Agent and Fund Accountant
-----------------------------------------------------------------------

     Shares of the Funds are distributed continuously and without a sales load by BISYS Fund Services Limited Partnership (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares. No compensation is payable by the Funds to the Distributor for distribution services provided.

     Unless otherwise terminated, the Distribution Agreement will remain in effect until July 20, 2001, and thereafter will continue automatically with respect to each Fund from year to year if approved at least annually by the Company's Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and by the vote of a majority of the Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), an affiliate of the Distributor, serves as transfer and dividend disbursing agent for the Funds. Under its Transfer Agency Agreement, BISYS Ohio has agreed, among other things, to (i) receive purchase orders and redemption requests for shares of the Funds;
(ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of account for the Funds and shareholders and advise each as to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a transfer agent, dividend disbursing agent and custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

     BISYS Ohio also provides fund accounting services for the Company, including the computation of each Fund's net asset value, net income and realized capital gains, if any and is responsible for all filings with state securities commission in connection with the registration qualification of the Funds' shares ("blue sky services.")

Compensation of Administrator, Custodians, Transfer and Dividend Disbursing
---------------------------------------------------------------------------
Agent and Fund Accountant and Blue Sky Agent
--------------------------------------------

     Mercantile, the Custodians and BISYS Ohio (in its capacity as fund accountant) are entitled to receive fees based on the aggregate average daily net assets per Fund of the Company. As compensation for transfer agency services provided, BISYS Ohio is entitled to receive an annual fee based on the number of Funds of the Company, plus out-of-pocket expenses. As compensation for blue sky servies provided, BISYS Ohio is entitled to recive an annual fee per state permit, and a per check fee, plus out-of-pocket expenses.

     For the fiscal years ended May 31, 2000, May 31, 1999 and May 31, 1998, (i) the Company paid fees, net of waivers, of $2,602,469, $2,305,354 and $1,186,121, respectively, to Mercantile for administrative services provided to the Funds; and (ii) Mercantile voluntarily waived fees of $594,625, $714,858 and $573,843, respectively.

Expenses
--------

     Except as noted below, the Adviser bears all expenses in connection with the performance of its advisory and administrative services and the Sub-Adviser bears all expenses in connection with the performance of its sub-advisory services. The Company bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its directors and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

Fee Waivers
-----------

     Expenses can be reduced by voluntary fee waivers and expense reimbursements by Mercantile and the Funds' other service providers. The amount of the fee waivers may be changed at any time at the sole discretion of Mercantile with respect to advisory and administration fees, and by the Funds' other service providers, with respect to all other fees. As to any amounts voluntarily waived or reimbursed, the service providers retain the ability to be reimbursed by a Fund for such amounts prior to fiscal year-end. Such waivers and reimbursements would increase the return to investors when made but would decrease the return if a Fund were required to reimburse a service provider.


INDEPENDENT ACCOUNTANTS
-----------------------

     PricewaterhouseCoopers LLP, 2000 Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103, serve as independent accountants for the Company. The financial statements which are incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated by reference into this Statement of Additional Information, and have been incorporated by reference herein in reliance on the report of PricewaterhouseCoopers LLP given upon their authority as experts in accounting and auditing.


COUNSEL
-------

     Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, serves as counsel to the Company and will pass upon certain legal matters on behalf of the Company.

ADDITIONAL INFORMATION CONCERNING SHARES
----------------------------------------

     The Company was incorporated in Maryland on March 7, 1989 and is a mutual fund of the type known as an "open-end management investment company". The Company's Articles of Incorporation authorize the Board of Directors to issue up to 10,000,000,000 full and fractional shares of capital stock, $.001 par value per share. The Company's Articles of Incorporation further authorize the Board of Directors to classify and reclassify any unissued shares into any number of additional classes of shares. Of these authorized shares, 700,000,000 shares are classified as Class A Common Stock representing shares of the Prime Money Market Fund, 700,000,000 shares are classified as Class B Common Stock representing shares of the Government Money Market Fund, 600,000,000 shares are classified as Class C Common Stock representing shares of the Tax-Exempt Money Market Fund, 600,000,000 shares are classified as Class D Common Stock representing shares of the Tax-Exempt Money Market Fund (Trust), 500,000,000 shares are classified as Class E Common Stock representing shares of the Growth & Income Fund, 500,000,000 shares are classified as Class F Common Stock representing shares of the Limited Maturity Bond Fund, 400,000,000 shares are classified as Class G Common Stock representing shares of the Maryland Tax-Exempt Bond Fund, 400,000,000 shares are classified as Class H Common Stock representing shares of the International Equity Fund, 400,000,000 shares are classified as Class I Common Stock representing shares of the International Bond Portfolio, 400,000,000 shares are classified as Class J Common Stock representing shares of the Diversified Real Estate Fund, 400,000,000 shares are classified as Class K Common Stock representing shares of the National Tax-Exempt Bond Fund, 400,000,000 shares are classified as Class L Common Stock representing shares of the Total Return Bond Fund, 400,000,000 shares are classified as Class M Common Stock representing shares of the Equity Growth Fund, 400,000,000 shares are classified as Class N Common Stock representing shares of the Equity Income Fund, 400,000,000 shares are classified as Class O Common Stock representing shares of the Intermediate Tax-Exempt Bond Fund and 400,000,000 shares are classified as Class P Common Stock representing shares of the Capital Opportunities Fund. As of the date of this Statement of Additional Information,
(i) no shares of the Tax-Exempt Money Market Fund (Trust) were outstanding and
(ii) the International Bond Fund had not commenced operations.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shares of all portfolios of the Company vote together and not by portfolio or class, unless otherwise required by law or permitted by the Board of Directors. The Company does not currently intend to hold annual shareholder meetings unless it is required to do so by the 1940 Act or other applicable law.

     Shareholders of the Funds, as well as those of the Capital Opportunities Fund and any other investment portfolio offered by the Company in the future, will vote in the aggregate and not by portfolio or class on all matters, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of all Funds voting together in the aggregate without regard to particular Funds.

     Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company's Common Stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Company's Articles of Incorporation, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio). The Company's Bylaws enable shareholders to call for a meeting to vote on the removal of one or more directors; the affirmative vote of a majority of the Company's outstanding shares is required to remove a director. Meetings of the Company's shareholders shall be called by the Board of Directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Company's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey a Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at a price equal to their net asset value which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of such Fund to be redeemed at their net asset value; or (c) combine a Fund's assets with the assets belonging to one or more other Funds if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, to cause all outstanding shares of any such Fund to be redeemed or converted into shares of another Fund at their net asset value. The exercise of such authority may be subject to certain restrictions under the 1940 Act.

PERFORMANCE INFORMATION
-----------------------

Money Market Funds
------------------

     The "yield" and "effective yield" of each Money Market Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Money Market Fund is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. For those shareholders who pay Banks a fee for automatic investment or other cash management services, the Funds' effective yields will be lower than for shareholders who do not. For the seven-day period ended May 31, 2000, the yield for each of the Money Market Funds was as follows: Prime Money Market Fund, 6.00%; Government Money Market Fund, 5.85%; and Tax-Exempt Money Market Fund, 3.84%. For the seven-day period ended May 31, 2000, the effective yield for each of the Money Market Funds was as follows: Prime Money Market Fund, 6.18%; Government Money Market Fund, 6.02%; and Tax-Exempt Money Market Fund, 3.91%.

     In addition, the Tax-Exempt Money Market Fund may quote its standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the Tax-Exempt Money Market Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the seven-day period ended May 31, 2000, the tax-equivalent yield for the Tax-Exempt Money Market Fund was 6.36% (assuming a federal income tax rate of 39.6%).

     The "monthly yield" of each Money Market Fund is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in the account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/number of days in the month). The annualized effective monthly yield for each Fund is computed by compounding a particular Fund's unannualized monthly base period return (calculated as just described) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by the number of days in the month, and subtracting one from the result.

          The Money Market Funds may from time to time quote yields relating to time periods other than those described above. Such yields will be computed in a manner which is similar to those computations described.

          A Money Market Fund's quoted yield is not indicative of future yields and will depend upon factors such as portfolio maturity, its expenses and the types of instruments it holds.

Non-Money Market Funds
----------------------

          Yield Calculations.  From time to time the Non-Money Market Funds may
          ------------------
quote their yields in advertisements, sales literature or in reports to shareholders. The yield for a Fund is calculated by dividing the net investment income per share (as described below) earned during a 30-day period by its net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period in the Fund is based on the average daily number of shares outstanding in the Fund during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       a-b
          Yield = 2 [(----- + 1)/6/ - 1]
                       cd

     Where:       a =  dividends and interest earned during the period.

                  b =  expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d =  net asset value per share on the last day of the period.

          For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds calculate interest earned on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs is accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

          Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

          The Intermediate Tax-Exempt Bond Fund's and National Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by (a) dividing the portion of a Fund's yield that is exempt from federal income taxes by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of such yield that is not exempt from federal income tax. The Maryland Tax-Exempt Bond Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield that is exempt from both federal and Maryland state income taxes by one minus a stated combined federal and Maryland state income tax rate; (b) dividing the portion of the Fund's yield that is exempt from federal income tax only by one minus a stated federal income tax rate, and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of such yield that is not exempt from Federal income tax.

          For the 30-day period ended May 31, 2000, the yield for the Growth & Income Fund was 0.60%; for the Equity Income Fund was 1.54%; for the Equity Growth Fund was 0.37%; for the Diversified Real Estate Fund was 6.72%; for the Limited Maturity Bond Fund was 6.42%; for the Total Return Bond Fund was 6.71%; for the Maryland Tax-Exempt Bond Fund was 4.86% and the tax-equivalent yield was 8.05%; for the Intermediate Tax-Exempt Bond

Fund was 4.65% and the tax-equivalent yield was 7.70%; and for the National Tax-Exempt Bond Fund was 4.91% and the tax-equivalent yield was 8.13%.

          Total Return Calculations.  The Non-Money Market Funds compute their
          -------------------------
average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                         ERV  /1/n/
                    T = [(-----) - 1]
                            P

     Where:         T =  average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of

          The Non-Money Market Funds compute their aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular Fund to the ending redeemable value of such investment in the Fund. The formula for calculating aggregate total return is as follows:

                         ERV
                    T = [(-------) - 1]
                             P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

          Based on the foregoing calculations, the average annual total returns for the Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund for the twelve months ended May 31, 2000 were 12.11%, 21.73%, 3.42% and -0.87%, respectively; for the five years ended May 31, 2000 were 21.42%, 11.26%, 5.32% and 4.27%, respectively; and for the period from the commencement of operations through May 31, 2000 were 16.42%, 10.90%, 5.97% and 5.02%, respectively. The aggregate total returns for the Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund for the one-year period ended May 31, 2000 were 12.11%, 21.73%, 3.42% and -0.87%, respectively;
for the five-year period ended May 31, 1999 were 163.88%, 70.50%, 29.59% and 23.23%, respectively; and for the period from the commencement of operations to May 31, 2000 were 308.81%, 104.52%, 70.70% and 47.95%, respectively.

          Based on the foregoing calculations, the average annual total returns for the Diversified Real Estate Fund for the one-year period ended May 31, 2000 and for the period from the commencement of operations through May 31, 2000 were 1.59% and 1.42%, respectively. The average annual total returns for the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the one-year period ended May 31, 2000 were -10.98%, 17.94%, 2.55%, 0.64% and -0.55%, respectively; and for the period from the commencement of operations through May 31, 2000 were 2.18%, 19.52%, 3.88%, 2.78% and 2.43%, respectively. The aggregate total returns for the Diversified Real Estate Fund for the one-year period ended May 31, 2000 and for the period from the commencement of operations through May 31, 2000 were 1.59% and 4.07%, respectively. The aggregate total returns for the Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the one-year period ended May 31, 2000 were -10.98%, 17.94%, 2.55%, 0.64% and -0.55%, respectively; and for the period from the commencement of operations through May 31, 2000 were 4.98%, 49.41%, 8.96%, 6.38% and 5.57%, respectively.

          The Growth & Income Fund commenced operations on February 28, 1991. The Limited Maturity Bond Fund commenced operations on March 14, 1991. The Maryland Tax-Exempt Bond Fund commenced operations on June 2, 1992. The International Equity Fund commenced operations on July 2, 1993. The Diversified Real Estate Fund commenced operations on August 1, 1997. The Equity Income, Equity Growth, Total Return Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds commenced operations on March 1, 1998.

          Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

          Any fees charged by a Bank directly to your account in connection with an investment in a Fund will not be included in the Fund's calculations of yield and/or total return.

Hypothetical Performance Information
------------------------------------

          In addition to providing performance information that demonstrates the actual yield or return of a particular Fund over a particular period of time, the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax Exempt Bond Fund may provide certain other information demonstrating hypothetical yields or returns. For example, the table below illustrates the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.00% to 6.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund or National Tax-Exempt Bond Fund, which may be higher or lower than those shown. A Fund's yield will fluctuate as market conditions change. For investors in a low tax bracket, investing in a tax-exempt investment may not be beneficial if a higher yield after taxes could be received from a taxable investment. Investors should be aware that tax brackets may change over time and they should consult their own tax adviser with specific reference to their own tax situation.

          For the Tax-Exempt Money Market, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds:

                                        Federal
                                        Marginal
         Taxable Income                 Tax            Tax-Exempt Yields
                                        Rate  4.00%  4.50%  5.00%  5.50%   6.00%  6.50%

  Single Return       Joint Return                Equivalent Taxable Yields
$      0-$ 26,250   $      0-$ 43,850   15%   4.71%  5.29%  5.88%  6.47%   7.06%   7.65%

$ 26,251-$ 63,550   $ 43,851-$105,950   28%   5.56%  6.25%  6.94%  7.64%   8.33%   9.03%

$ 63,551-$132,600   $105,951-$161,450   31%   5.80%  6.52%  7.25%  7.97%   8.70%   9.42%

$132,601-$288,350   $161,451-$288,350   36%   6.25%  7.03%  7.81%  8.59%   9.38%  10.16%

Over $288,350       Over $288,350       39.6% 6.62%  7.45%  8.28%  9.11%   9.93%  10.76%


The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will obtain any particular yields. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2000 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

                    For the Maryland Tax-Exempt Bond Fund:

                                             Combined
                                             Federal
                                             and
                                             Maryland
                                             Marginal
  Taxable Income                             Tax                 Tax-Exempt Yields
                                             Rate    4.00%  4.50%  5.00%  5.50%  6.00%   6.50%

   Single Return        Joint Return                     Equivalent Taxable Yields
$  3,000-$ 26,250    $  3,000-$ 43,850      21.18%   5.07%  5.71%  6.34%  6.98%  7.61%   8.25%

$ 26,251-$ 63,550    $ 43,851-$105,950      33.24%   5.99%  6.74%  7.49%  8.24%  8.99%   9.74%

$ 63,551-$132,600    $105,951-$161,450      36.02%   6.25%  7.03%  7.81%  8.60%  9.38%  10.16%

$132,601-$288,350    $161,451-$288,350      40.66%   6.74%  7.58%  8.43%  9.27% 10.11%  10.95%

Over $288,350        Over $288,350          43.99%   7.14%  8.03%  8.93%  9.82% 10.71%  11.61%


The tax-exempt yields used here are hypothetical and no assurance can the made that the Fund will obtain any particular yield. The fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2000 federal marginal tax rates, and assume a federal tax benefit for state and local taxes. For 2000, the Maryland maximum state tax rate is 4.85%. The Maryland county tax is assumed to be at least one-half the state rate which is applicable in all counties except Howard County, Worcester County and Talbot County, and Maryland and Federal taxable income are assumed to be the same. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

Distribution Rates
------------------

     The Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund may also quote from time to time distribution rates in reports to shareholders and in sales literature. The distribution rate for a specified period is calculated by annualizing the daily distributions of net investment income and dividing this amount by the daily ending net asset value, and then adding all the daily numbers and dividing by the number of days in the specified period. Distribution rates do not reflect realized and unrealized capital gains and losses. The distribution rates for the Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund and National Tax-Exempt Bond Fund for the month ended May 31, 2000 were 5.87%, 6.56%, 4.49%, 4.14% and 4.90%, respectively.

Performance Comparisons
-----------------------

     From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Money Market Fund's yield may be compared to the Donoghue's Money Fund Average, which is an average compiled by

Donoghue's MONEY FUND REPORT(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The total return and yield (i) of the Non-Money Market Funds may be compared to the Consumer Price Index, (ii) of the Growth & Income, Equity Income and Equity Growth Funds may be compared to the Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, (iii) of the Limited Maturity Bond and Total Return Bond Funds may be compared to the Salomon Brothers Broad Investment Grade Index, the Lehman Government/Corporate Bond Index or the Lehman Aggregate Bond Index, (iv) of the Maryland Tax-Exempt Bond, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may be compared to the Lehman Municipal Bond Index, (v) of the International Equity Fund may be compared to the Morgan Stanley Capital International ("MSCI") All World ex U.S. Index, and (vi) of the Diversified Real Estate Fund may be compared to the National Association of Real Estate Investment Trusts ("NAREIT") Equity REIT Index, an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate, or the Morgan Stanley REIT Index, an unmanaged index of all publicly traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper Analytical Services, Inc.

          From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Company may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

          Information concerning the current yield and performance of the Funds may be obtained by calling 1-800-551-2145.

MISCELLANEOUS
-------------

          As used in this Statement of Additional Information, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

          As of August 11, 2000, Mercantile-Safe Deposit and Trust Company, MSDT Funds, Attn: Income Collection Department, P.O. Box 1101, Baltimore, Maryland 21203, owned of record a majority of the outstanding shares of the Company. Mercantile Safe Deposit and Trust Company ("Mercantile") is a wholly-owned subsidiary of Mercantile Bankshares Corporation and is a Maryland trust company. The Company believes that substantially all of the shares held of record by Mercantile were beneficially owned by its customers. Mercantile may be deemed to be a controlling person of the Company within the meaning of the 1940 Act by reason of its record ownership of such shares.

          As of August 11, 2000, the name, address and percentage ownership of each person, in addition to Mercantile, that beneficially owned 5% or more of the outstanding shares of the Company was as follows: (1) Equity Growth Fund:
Mercantile-Safe Deposit & Trust, Company Pension, Two Hopkins Plaza, Baltimore, MD 21201 (6.28%); (2) Diversified Real Estate Fund: Mercantile-Safe Deposit & Trust, Company Pension, Two Hopkins Plaza, Baltimore, MD 21201 (46.03%) and The Walters Art Gallery, Attn. Harold Stephens, Controller, 600 North Charles Street, Baltimore, MD 21201-5118 (7.37%); (3) Limited Maturity Bond Fund: C.R. Daniels, Inc., Profit Sharing, c/o Mercantile-Safe Deposit & Trust, Two Hopkins Plaza, Baltimore, MD 21201 (5.83%); (4) Tax-Exempt Money Market Fund: Reliable Liquors, Inc., 2200 Winchester Street, Baltimore, MD 21216 (6.36%) and Frank E. Dimick, 1912 Liberty Road, Eldersburg, MD 21784 (6.31%); and (5) Capital Opportunities Fund: Mercantile-Safe Deposit & Trust, Company Pension, Two Hopkins Plaza, Baltimore, MD 21201 (70.10%).

     If you have any questions concerning the Company or any of the Funds, please call 1-800-551-2145.

FINANCIAL STATEMENTS
--------------------

          The audited financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Funds' Annual Report to Shareholders for the fiscal year ended May 31, 2000 (the "Annual Report") are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference. Copies of the Annual Report may be obtained by calling 1-800-551-2145 or by writing M.S.D. & T. Funds, Inc., c/o BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                   APPENDIX A
                                   ----------

Commercial Paper Ratings
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

Corporate and Municipal Long-Term Debt Ratings
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The `r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     - `NR' indicates the Fitch does not rate the issuer or issue in question.

     - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.


     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of "BB" suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B
                                  ----------


          As previously stated, the Equity Income, Equity Growth, Total Return Bond, International Equity, Intermediate Tax-Exempt Bond and National Tax-Exempt Bond Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts.
     -------------------------------

          Use of Interest Rate Futures Contracts. Bond prices are established
          --------------------------------------
in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

          Description of Interest Rate Futures Contracts. An interest rate
          ----------------------------------------------
futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Funds intend to deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

          Examples of Futures Contract Sale. A Fund might engage in an interest
          ---------------------------------
rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Adviser in the case of the International Equity Fund) wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser or Sub-Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Adviser or Sub-Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          Examples of Futures Contract Purchase. A Fund might engage in an
          -------------------------------------
interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser or Sub-Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser or Sub-Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

          The Adviser or Sub-Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -----------------------

          A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

          A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

          The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective: Protect Against Increasing Price

  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-

Anticipate Buying $62,500                      Buying 1 Index Futures
  Equity Portfolio                                at 125
                                               Value of Futures =
                                                       $62,500/Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 130
  Actual Cost = $65,000                        Value of Futures = $65,000/
Increase in Purchase Price =                      Contract
  $2,500                                       Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
  Equity Portfolio                           Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own                         Buy 16 Index Futures at 120
  Stock with Value = $960,000                   Value of Futures = $960,000
  Loss in Fund Value = $40,000               Gain on Futures = $40,000

          If, however, the market moved in the opposite direction, that is, market value decreased and a Fund had entered into an anticipatory purchase hedge, or market value increased and a Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective: Protect Against Increasing Price

  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-
Anticipate Buying $62,500                       Buying 1 Index Futures at 125
  Equity Portfolio                           Value of Futures = $62,500/
                                                       Contract

                                             -Day Hedge is Lifted-

Buy Equity Portfolio with                    Sell 1 Index Futures at 120
  Actual Cost - $60,000                           Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                    Contract
                                             Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

  Portfolio                                       Futures
  ---------                                       -------

                                             -Day Hedge is Placed-

Anticipate Selling $1,000,000                Sell 16 Index Futures at 125
  Equity Portfolio                             Value of Futures = $1,000,000

                                             -Day Hedge is Lifted-

Equity Portfolio-Own                         Buy 16 Index Futures at 130
  Stock with Value = $1,040,000                Value of Futures = $1,040,000
  Gain in Fund Value = $40,000               Loss of Futures = $40,000

III. Futures Contracts on Foreign Currencies.
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser (or Sub-Adviser) may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

          There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In instances involving the purchase of futures contracts by a Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

          Successful use of futures by the Funds is also subject to the Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

          The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII. Other Transactions
     ------------------

          The Funds are authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Funds' hedging and other investment strategies if, in the judgment of the Adviser or Sub-Adviser, transactions therein are necessary or advisable.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.

               (a)  (1)  Articles of Incorporation of Registrant dated February
                         23, 1989 and recorded in the State of Maryland on March 7, 1989 are incorporated herein by reference to Exhibit
                         (1)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2) Notice of Change of Resident Agent and Principal Office Address, dated May 17, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (3) Articles Supplementary dated October 15, 1990 and recorded in the State of Maryland on October 30, 1990 are incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (4) Articles Supplementary dated January 16, 1992 and recorded in the State of Maryland on January 28, 1992 are incorporated herein by reference to Exhibit (1)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (5) Articles Supplementary dated June 23, 1993 and recorded in the State of Maryland on June 25, 1993 are incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (6) Articles Supplementary dated May 31, 1994 and recorded in the State of Maryland on June 23, 1994 are incorporated herein by reference to Exhibit (1)(f) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (7) Articles Supplementary dated November 22, 1995 and recorded in the State of Maryland on November 27, 1995 are incorporated herein by reference to Exhibit (1)(g) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (8) Articles Supplementary dated June 8, 1997 and recorded in the State of Maryland on June 19, 1997 are incorporated herein by reference to Exhibit (1)(h) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (9) Articles Supplementary dated February 13, 1998 and recorded in the State of Maryland on February 23, 1998 relating to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds is incorporated herein by reference to Exhibit (1)(i) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                   (10) Articles Supplementary dated March 23, 2000 and recorded in the State of Maryland on March 27, 2000 are incorporated herein by reference to Exhibit (a)(10) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on April 14, 2000.


               (b)  (1)  Bylaws of Registrant are incorporated herein by
                         reference to Exhibit (2)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2) Amendment to Bylaws adopted April 23, 1990 is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (3) Amendment to Bylaws adopted July 17, 1991 is incorporated herein by reference to Exhibit (2)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (4) Amendment to Bylaws adopted January 22, 1996 is incorporated herein by reference to Exhibit (2)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


               (c)  (1)  See Article VI, Section 7.2 of Article VII, Article
                         VIII and Section 10.2 and 10.4 of Article X of the Registrant's Articles of Incorporation incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2)  See Article I, Section 2.1 and 2.11 of Article II,
                         Article IV and Section 6.1 of Article VI of the Registrant's Bylaws, as amended, incorporated herein by reference to Exhibits (2)(a), (2)(b), (2)(c) and (2)(d) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


               (d)  (1)  Advisory Agreement dated as of July 24, 1998 between
                         Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, International Equity Fund, Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, Diversified Real Estate Fund, Equity Income Fund, Equity Growth Fund, Total Return Bond Fund, National Tax-Exempt Bond Fund and Intermediate Tax-Exempt Bond Fund is incorporated herein by reference to Exhibit
                         (5)(b) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (2) Addendum No. 1 dated July 5, 2000 to Advisory Agreement between Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Capital Opportunities Fund.

                    (3) Sub-Advisory Agreement dated as of March 19, 1996 between Mercantile-Safe Deposit and Trust Company and CastleInternational Asset Management Limited (now BlackRock International Ltd.) with respect to the International Equity Fund is incorporated herein by reference to Exhibit (5)(f) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (4) Sub-Advisory Agreement dated July 5, 2000 between Registrant and Delaware Management Company with respect to the Capital Opportunities Fund.

               (e)  (1)  Distribution Agreement between Registrant and The
                         Winsbury Company, dated October 1, 1993 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2) Amendment dated February 27, 1998 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) with respect to the Equity Income, Equity Growth, Total Return Bond, National Tax-Exempt Bond and Intermediate Tax-Exempt Bond Funds is incorporated herein by reference to Exhibit (6)(c) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (3) Amendment dated July 5, 2000 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) dated October 1, 1993 with respect to the Capital Opportunities Fund.

               (f)       None.

               (g)  (1)  Custody Agreement between Registrant and Fifth Third
                         Bank, dated May 28, 1993 is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2) Global Custody Addendum dated June 1, 2000 to Custody Agreement between Registrant and Fifth Third Bank.

                    (3) Foreign Custody Manager Addendum dated June 1, 2000 to Custody Agreement between Registrant and Fifth Third Bank.

                    (4) Letter Agreement dated July 28, 1997 supplementing the Custody Agreement between Registrant and Fifth Third Bank is incorporated herein by reference to Exhibit
                         (8)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (5) Letter Agreement dated February 27, 1998 supplementing the Custody Agreement between Registrant and Fifth Third Bank is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (6) Letter Agreement dated July 5, 2000 supplementing the Custody Agreement between Registrant and Fifth Third Bank with respect to the Capital Opportunities Fund.


                    (7) Custodian Contract dated June 29, 1993 between Registrant and State Street Bank and Trust Company with respect to the International Equity Fund is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.


                    (8) Amendment dated December 18, 1998 to Custodian Contract dated June 29, 1993 between Registrant and State Street Bank and Trust Company with respect to the International Equity Fund is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 30, 1999.

               (h)  (1)  Transfer Agency Agreement dated August 23, 1999 between
                         Registrant and BISYS Fund Services, Ohio, Inc is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on September 28, 1999.

                    (2) Addendum No. 1 dated July 5, 2000 to Transfer Agency Agreement between Registrant and BISYS Fund Services, Ohio, Inc. with respect to the Capital Opportunities Fund.

                    (3) Administration Agreement between Registrant and Mercantile-Safe Deposit & Trust Company, dated May 28, 1993 is incorporated herein by reference to Exhibit
                         (9)(e) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (4) Amendment dated February 27, 1998 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company is incorporated herein by reference to Exhibit (9)(h) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (5) Amendment dated July 5, 2000 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Capital Opportunities Fund.

                    (6) Fund Accounting Agreement between Registrant and The Winsbury Service Corporation, dated October 1, 1993 is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (7) Amendment dated March 3, 1998 to Schedules A and B of the Fund Accounting Agreement between Registrant and BISYS Fund Services, Ohio, Inc. (f/k/a The Winsbury Service Corporation) is incorporated herein by reference to Exhibit (9)(k) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (8) Amendment dated July 5, 2000 to Schedules A and B of the Fund Accounting Agreement between Registrant and BISYS Fund Services, Ohio, Inc. (f/k/a The Winsbury Service Corporation) with respect to the Capital Opportunities Fund.

                    (9) Blue Sky Services Agreement dated August 23, 1999 between Registrant and BISYS Fund Services, Ohio, Inc. is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on April 14, 2000.

                    (10) Revolving Credit Agreement dated April 29, 1999 between
                         Registrant and The Fifth Third Bank is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 30, 1999.

               (i)  (1)  Opinion and Consent of Counsel dated September 28, 2000 is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on September 28, 1999.

                    (2) Opinion and Consent of Counsel dated April 14, 2000, is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 25 to Registrant's Registration Statement filed on April 14, 2000.

               (j)  (1)  Consent of Drinker Biddle & Reath LLP.

                    (2)  Consent of PricewaterhouseCoopers LLP.


               (k)       None.

               (l)  (1)  Purchase Agreement between Registrant and The Winsbury
                         Company dated May 28, 1993 is incorporated herein by reference to Exhibit (13)(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (2) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated July 31, 1997 is incorporated herein by reference to Exhibit (13)(b) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on September 26, 1997.

                    (3) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Equity Income Fund is incorporated herein by reference to Exhibit (13)(c) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (4) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Equity Growth Fund is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (5) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Total Return Bond Fund is incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (6) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the National Tax-Exempt Bond Fund is incorporated herein by reference to Exhibit (13)(f) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (7) Purchase Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated February 27, 1998 with respect to the Intermediate Tax-Exempt Bond Fund is incorporated herein by reference to Exhibit (13)(g) of Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on July 31, 1998.

                    (8) Purchase Agreement dated July 3, 2000 between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Capital Opportunities Fund.

               (m)       None.

               (n)       None.

               (o)       None.

               (p)  (1)  Code of Ethics of the Registrant.

                    (2)  Code of Ethics of Mercantile-Safe Deposit & Trust
                         Company.

                    (3) Code of Ethics of Delaware Management Company, a series of Delaware Management Business Trust.

                    (4)  Code of Ethics of BlackRock International Ltd.

Item 24.  Persons Controlled by or under Common Control
          with Registrant.
          ---------------------------------------------

          Inapplicable.


Item 25.  Indemnification.
          ---------------

          Indemnification of Registrant's Adviser against certain losses is provided for in Section 6 of the Advisory Agreement incorporated herein by reference as Exhibit (d)(1). Indemnification of the Registrant's Administrator is provided for in Section 4 of the Administration Agreement incorporated herein by reference as Exhibit (h)(3); and indemnification of Registrant's principal underwriter is provided for in Section 1.11 of the Distribution Agreement incorporated herein by reference as Exhibit (e)(1). Section 7.3 of the Registrant's Articles of Incorporation incorporated herein by reference as Exhibit (a)(1) provides as follows:

          (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages.
          This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (b) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution, or agreement make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by the Maryland General Corporation Law.

          (c) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          (d) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission, or proceeding prior to such amendment.


          Section 6.2 of the Registrant's Bylaws incorporated herein by reference as Exhibit (b)(1) provides further as follows:

          Indemnification of Directors and Officers.
          -----------------------------------------

          (a)  Indemnification. The Corporation shall indemnify its directors to
               ---------------
          the fullest extent permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          (b)  Advances.  Any current or former director or officer of the
               --------
          Corporation claiming indemnification within the scope of this Section
          6.2 shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the proceedings to which he is a party in the manner and to the full extent permissible under applicable state corporation laws, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force.

          (c)  Procedures.  On the request of any current or former director or
               ----------
          officer requesting indemnification or an advance under this Section 6.2, the Board of Directors shall determine, or cause to be determined, in a manner consistent with applicable state corporation law, the Securities Act of 1933 and the Investment Company Act of 1940, as such statutes are now or hereafter in force, whether the standards required by this Section 6.2 have been met.

          (d)  Other Rights.  The indemnification provided by this Section 6.2
               ------------
          shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action by a director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of
          Investment Adviser.
          ----------------------------------

          (e) Mercantile-Safe Deposit and Trust Company ("Merc-Safe"), the Adviser, is a Maryland trust company providing a wide range of banking, trust, and investment services.


          To the knowledge of the Registrant, none of the directors or executive officers of Merc-Safe, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation, or employment of a substantial nature, except that certain directors and executive officers of Merc-Safe also hold or have held various positions with the bank and non-bank affiliates of Merc-Safe, including its parent, Mercantile Bankshares Corporation. Set forth below are the names and principal business of each director and officer of Merc-Safe who is, or at any time during the past two fiscal years has been, engaged in any other business, profession, vocation, or employment of a substantial nature.

Name                      Position with Merc-Safe      Other Business Connections      Type of Business
----                      -----------------------      --------------------------      ----------------
H. Furlong Baldwin        Director, Chairman of the    Director, Chairman of the       Bank Holding Company
                          Board, and Chief Executive   Board, President and Chief
                          Officer                      Executive Officer of
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

Name                        Position with Merc-Safe    Other Business Connections      Type of Business
----                        -----------------------    --------------------------      ----------------
                                                       Director                        Public Utilities Holding
                                                       Constellation Energy            Company
                                                         Group, Inc.
                                                       P.O. Box 1475
                                                       Baltimore, MD  21203

                                                       Director                        Freight Transportation
                                                       CSX Corp.
                                                       1 James Center
                                                       Richmond, VA  23219

                                                       Director                        Insurance
                                                       The Saint Paul Companies
                                                       385 Westminster Street
                                                       St. Paul, MN  55102

Cynthia A. Archer         Director                     Senior Vice President,          Specialty Retailer
                                                       Williams-Sonoma, Inc.
                                                       3250 Van Ness Ave.
                                                       San Francisco, CA  94109

                                                       Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

Richard O. Berndt
                                                       Partner                         Law Firm
                                                       Gallagher, Evelius & Jones,
                                                       LLP
                                                       The Park Charles Building
                                                       Suite 400
                                                       218 North Charles Street
                                                       Baltimore, MD 21201

Name                        Position with Merc-Safe    Other Business Connections      Type of Business
----                        -----------------------    --------------------------      ----------------
                                                       Director                        Financing Housing Projects
                                                       Municipal Mortgage &
                                                         Equity LLC
                                                       Suite 500
                                                       218 N. Charles St.
                                                       Baltimore, MD  21201

William R. Brody, M.D.    Director                     Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       President                       University
                                                       Johns Hopkins
                                                         University
                                                       Charles & 34th St.
                                                       Baltimore, MD  21218

                                                       Director                        Medical Instruments
                                                       ALZA Corporation
                                                       950 Page Mill Rd.
                                                       Palo Alto, CA   94303-0802

                                                       Director                        Medical Instruments
                                                       Medtronic, Inc.
                                                       700 Central Ave. N.E.
                                                       Minneapolis, MN  55432

George L. Bunting, Jr.    Director                     Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       President & Chief Executive     Private Financial
                                                         Officer                       Management Company
                                                       Bunting Management
                                                         Group
                                                       Suite 350
                                                       9690 Deereco Road
                                                       Timonium, MD  21093

                                                       Director                        Medical/Drugs
                                                       Guilford Pharmaceuticals,
                                                         Inc.
                                                       6611 Tributary St.
                                                       Baltimore, MD  21224


Name                        Position with Merc-Safe    Other Business Connections    Type of Business
----                        -----------------------    --------------------------    ----------------
                                                       Director                      Oil Industry
                                                       Crown Central Petroleum
                                                         Corp.
                                                       1 N. Charles Street
                                                       Baltimore, MD  21203

Darrell D. Friedman         Director                   Director                      Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       President and Chief           Charitable Organization
                                                       Executive  Officer
                                                       THE ASSOCIATED:
                                                         Jewish Community
                                                         Federation of Baltimore
                                                       101 W. Mt. Royal Ave.
                                                       Baltimore, MD  21201

Freeman A. Hrabowski,       Director                   Director                      Bank Holding Company
 III                                                   Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       President                     University
                                                       University of Maryland
                                                       Baltimore County
                                                       1000 Hilltop Circle
                                                       Baltimore, MD  21250

                                                       Director                      Public Utilities Holding
                                                       Constellation Energy          Company
                                                         Group, Inc.
                                                       P.O. Box 1475
                                                       Baltimore, MD  21203

                                                       Director                      Specialty Foods/Spices
                                                       McCormick & Company
                                                       18 Loveton Circle
                                                       Sparks, MD  21152-6000

Mary Junck                  Director                   Director                      Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

Name                     Position with Merc-Safe       Other Business Connections      Type of Business
----                     -----------------------       --------------------------      ----------------
                                                       President and Chief             Diversified Media Company
                                                       Operating Officer
                                                       Lee Enterprises, Inc.
                                                       215 N. Main St.
                                                       Davenport, IA 52801

Robert A. Kinsley        Director                      Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       Chairman and Chief              General Construction
                                                       Executive Officer
                                                       Kinsley Construction, Inc.
                                                       2700 Water St.
                                                       York, PA  17403-9306

                                                       Partner                         Construction
                                                       Various Construction
                                                       Ventures

William J. McCarthy      Director                      Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       Principal, William J.           Law Firm
                                                       McCarthy, P.C., a Partner,
                                                       Venable, Baetjer and
                                                         Howard, LLP
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       Director, Chairman of           Real Estate Development
                                                         the Board                     and Services
                                                       Riparius Corporation
                                                       375 Padonia Road West
                                                       Timonium, MD  21093

Mortin B. Plant          Director                      Director                        Bank Holding Company
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       Chairman                        Stainless Steel Recycling
                                                       Keywell Corporation             Company
                                                       7600 Rolling Mill Road
                                                       Baltimore, MD  21224

Name                      Position with Merc-Safe      Other Business Connections       Type of Business
----                      -------------------------    --------------------------       ----------------
Christian H. Poindexter   Director                     Director                         Bank Holding Company
                                                       Mercantile Bankshares
                                                          Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       Director, Chairman of the        Public Utilities Holding
                                                       Board and Chief                  Company
                                                       Executive Officer
                                                       Constellation Energy
                                                          Group, Inc.
                                                       P.O. Box 1475
                                                       Baltimore, MD  21203

J. Marshall Reid          Director, President and      None
                          Chief Operating Officer

Donald J. Shepard         Director                     Director                         Bank Holding Company
                                                       Mercantile Bankshares
                                                          Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

                                                       President and Chief Executive    Insurance Holding Company
                                                       Officer
                                                       AEGON USA, Inc.
                                                       1111 N. Charles Street
                                                       Baltimore, MD 21201

                                                       Member of the Executive Board    Insurance
                                                       AEGON, N.V.
                                                       1111 N. Charles Street
                                                       Baltimore, MD  21202 21201

Jack E. Steil             Director and Chairman -      Executive Vice President        Bank Holding Company
                          Credit Policy                Mercantile Bankshares
                                                            Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

Brian B. Topping          Director and Vice Chairman   None
                          of the Board

Kenneth A. Bourne, Jr.    Executive Vice President     None

Charles E. Siegmann       Executive Vice President     None

Name                        Position with Merc-Safe    Other Business Connections    Type of Business
----                        -----------------------    --------------------------    ----------------
Terry L. Troupe           Chief Financial Officer      Chief Financial Officer and   Bank Holding Company
                                                       Treasurer
                                                       Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201

Malcolm C. Wilson         Executive Vice President     None

Frederica B. Baxter       Vice President and           None
                          Treasurer

Alan D. Yarbro            General Counsel and          General Counsel and Secretary   Bank Holding Company
                          Secretary                    Mercantile Bankshares
                                                         Corporation
                                                       Two Hopkins Plaza
                                                       Baltimore, MD  21201


          (b) BlackRock International Ltd. ("BlackRock") serves as sub-adviser to the International Equity Fund. BlackRock (a wholly-owned subsidiary of BlackRock, Inc., a U.S. Corporation) is a U.K. Corporation and a member of the Investment Management Regulatory Organization ("IMRO") and regulated by IMRO in the conduct of its affairs. The information required by this Item 26 with respect to each director and officer of BlackRock is incorporated herein by reference to Form ADV and Schedules A and D filed by BlackRock with the Securities and Exchange Commission (File No. 801-51087).

          (c) Delaware Management Company, a series of Delaware Management Business Trust ("DMBT"), serves as sub-adviser to the Capital Opportunities Fund. DMBT is a Delaware business trust registered under the Investment Advisers Act of 1940. The information required by this Item 26 with respect to each director and officer of DMBT is incorporated herein by reference to Form ADV and Schedules A and D filed by DMBT with the Securities and Exchange Commission (File No. 801-32108).


Item 27.    Principal Underwriter.
            ----------------------

     (a) BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as distributor for Registrant. BISYS and its affiliates currently serve as distributor of Alpine Equity Trust, American Independence Funds Trust, American Performance Funds, AmSouth Funds, The BB&T Mutual Funds Group, The Coventry Group, The Eureka Funds, Fifth Third Funds, Governor Funds, Hirtle Callaghan Trust, HSBC Funds Trust and HSBC Mutual Funds Trust, The Infinity Mutual Funds, Inc., Magna Funds, Mercantile Mutual Funds, Inc. (formerly known as The ARCH Fund, Inc.), Metamarkets.com, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D. & T. Funds, Pacific Capital Funds, Republic Advisor Funds Trust, Republic Funds Trust, Summit Investment Trust, USAllianz Funds, USAllianz Funds Variable Insurance Products Trust, Variable Insurance Funds, The Victory Portfolios, The Victory

Variable Insurance Funds, Vintage Mutual Funds, Inc. and WHATIFI Funds each of which is a management investment company.

     (b) To the best of Registrant's knowledge, the partners of BISYS are as follows:

Name and Principal                                 Positions and
Business                      Positions and        Offices with
Address                       Offices with BISYS   Registrant
------------------            ------------------   -------------

BISYS Fund Services, Inc.    Sole General Partner  None
3435 Stelzer Road
Columbus, OH 43219-3035

WC Subsidiary Corporation    Sole Limited Partner  None
150 Clove Road
Little Falls, NJ 07424

          (c)  None.


Item 28.  Location of Accounts and Records.
          ---------------------------------



          All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

     Mercantile-Safe Deposit and Trust Company
     Two Hopkins Plaza
     Baltimore, Maryland 21201
     (records relating to its functions as investment adviser and as administrator)

     BlackRock International Ltd.
     345 Park Avenue
     New York, NY  10137

          and

     7 Castle Street
     Edinburgh, Scotland EH3-3AH
     (records relating to its functions as sub-adviser to Registrant's International Equity Fund)

     Delaware Management Company
     One Commerce Square
     Philadelphia, PA  19103
     (records relating to its functions as sub-adviser to Registrant's Capital Opportunities Fund)

     Fifth Third Bank
     Fifth Third Center
     Cincinnati, Ohio  45263
     (records relating to its functions as custodian)

     BISYS Fund Services Ohio, Inc.
     3435 Stelzer Road
     Columbus, Ohio 43219-3035
     (records relating to its functions as transfer agent and fund accounting agent)

     State Street Bank and Trust Company
     One Heritage Drive, P4N
     North Quincy, MA  02171
     (records relating to its functions as custodian with respect to the International Equity Fund)

     BISYS Fund Services Limited Partnership
     3435 Stelzer Road
     Columbus, Ohio  43219-3035
     (records relating to its functions as distributor)

     Drinker Biddle & Reath LLP
     One Logan Square
     18th and Cherry Streets
     Philadelphia, Pennsylvania 19103-6996
     (registrant's Articles of Incorporation, Bylaws and minute books)

Item 29.  Management Services.
          --------------------



          None.

Item 30.  Undertakings.
          -------------



          Registrant hereby undertakes to provide its Annual Report to Shareholders upon request and without charge to any person to whom a Prospectus for any of its Funds is delivered.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 27 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore and the State of Maryland, on the 1st day of September, 2000.

                              M.S.D. & T. FUNDS, INC.
                              (Registrant)

                              */s/ Leslie B. Disharoon
                              ------------------------
                              Leslie B. Disharoon
                              President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 27 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   SIGNATURE                   TITLE                      DATE
   ---------                   -----                      ----
*/s/ Leslie B. Disharoon       Chairman of the          September 1, 2000
-----------------------------
Leslie B. Disharoon            Board and President

*/s/ Decatur H. Miller         Director and Treasurer   September 1, 2000
-----------------------------
Decatur H. Miller              (Principal Financial
                               and Accounting Officer)

*/s/ Edward D. Miller          Director                 September 1, 2000
-----------------------------
Edward D. Miller

*/s/ John R. Murphy            Director                 September 1, 2000
-----------------------------
John R. Murphy

*/s/ George R. Packard, III    Director                 September 1, 2000
-----------------------------
George R. Packard, III

*By: /s/ Linda A. Durkin
    --------------------
     Linda A. Durkin
     Attorney-in-fact

                            M.S.D. & T. Funds, Inc.

                               POWER OF ATTORNEY



     Leslie B. Disharoon, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, Linda A. Durkin and Cornelia H. McKenna, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

                                             /s/ Leslie B. Disharoon
                                             -----------------------------
                                             Leslie B. Disharoon


Date: July 23, 1999

                            M.S.D. & T. Funds, Inc.

                               POWER OF ATTORNEY



     Decatur H. Miller, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, Linda A. Durkin and Cornelia H. McKenna, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

                                             /s/ Decatur H. Miller
                                             -------------------------------
                                             Decatur H. Miller


Date: July 23, 1999

                            M.S.D. & T. Funds, Inc.

                               POWER OF ATTORNEY



     George R. Packard, III, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, Linda A. Durkin and Cornelia H. McKenna, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

                                        /s/ George R. Packard, III
                                        ------------------------------
                                        George R. Packard, III


Date: July 23, 1999

                            M.S.D. & T. Funds, Inc.

                               POWER OF ATTORNEY



     Edward D. Miller, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, Linda A. Durkin and Cornelia H. McKenna, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.

                                        /s/ Edward D. Miller
                                        ----------------------------
                                        Edward D. Miller


Date: July 23, 1999

                            M.S.D. & T. Funds, Inc.

                               POWER OF ATTORNEY



     John R. Murphy, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III, Linda A. Durkin and Cornelia H. McKenna, jointly and severally, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which each said attorney and agent may deem necessary or advisable or which may be required to enable M.S.D. & T. Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended ("Acts"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission with respect to the Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company any and all amendments (including post-effective amendments) to the Company's Registration Statement(s) pursuant to the Acts filed with the Securities and Exchange Commission, and any other instruments or documents related thereto; and each said attorney and agent shall have full power and authority to do and perform in the name and on behalf of the undersigned director and/or officer of the Company, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Company might or could do in person; and the undersigned does hereby ratify and confirm all that each said attorney and agent shall do or cause to be done by virtue hereof.


                                        /s/ John R. Murphy
                                        ---------------------------
                                        John R. Murphy

Date: July 23, 1999

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                           Description
-----------                           -----------

     (d)(2) Addendum No. 1 dated July 5, 2000 to Advisory Agreement between Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Capital Opportunities Fund.

     (d)(4) Sub-Advisory Agreement dated July 5, 2000 between Registrant and Delaware Management Company with respect to the Capital Opportunities Fund.

     (e)(3) Amendment dated July 5, 2000 to Schedule A of Distribution Agreement between Registrant and BISYS Fund Services (f/k/a The Winsbury Company) with respect to the Capital Opportunities Fund.

     (g)(2) Global Custody Addendum dated June 1, 2000 to Custody Agreement between Registrant and Fifth Third Bank.

     (g)(3) Foreign Custody Manager Addendum dated June 1, 2000 to Custody Agreement between Registrant and Fifth Third Bank.

     (g)(4) Letter Agreement dated July 5, 2000 supplementing the Custody Agreement between Registrant and Fifth Third Bank with respect to the Capital Opportunities Fund.

     (h)(2) Addendum No. 1 dated July 5, 2000 to Transfer Agency Agreement between Registrant and BISYS Fund Services, Ohio, Inc. with respect to the Capital Opportunities Fund.

     (h)(5) Amendment dated July 5, 2000 to Schedule A of Administration Agreement between Registrant and Mercantile-Safe Deposit and Trust Company with respect to the Capital Opportunities Fund.

Exhibit No.                             Description
-----------                             -----------

     (h)(8) Amendment dated July 5, 2000 to Schedules A and B of the Fund Accounting Agreement between Registrant and BISYS Fund Services, Ohio, Inc. (f/k/a The Winsbury Service Corporation) with respect to the Capital Opportunities Fund.

     (j)(1)                   Consent of Drinker Biddle & Reath LLP.

     (j)(2)                   Consent of PricewaterhouseCoopers LLP.

     (l)(8) Purchase Agreement dated July 3, 2000 between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Capital Opportunities Fund.

     (p)(1)                   Code of Ethics of the Registrant.

     (p)(2)                   Code of Ethics of Mercantile-Safe Deposit & Trust
                              Company.

     (p)(3) Code of Ethics of Delaware Management Company, a series of Delaware Management Business Trust.

     (p)(4)                   Code of Ethics of BlackRock International Ltd.

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